UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21339

Morgan Stanley Institutional Liquidity Funds
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212 - 296-0289

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional
Liquidity Funds

Money Market Portfolio

Prime Portfolio

Government Portfolio

Government Securities Portfolio

Treasury Portfolio

Treasury Securities Portfolio

Tax-Exempt Portfolio

Annual Report

October 31, 2014

2014 Annual Report

October 31, 2014

Table of Contents

Shareholders' Letter	2
Performance Summary	3
Expense Examples	4
Investment Advisory Agreement Approval	6
Investment Overviews & Portfolios of Investments:
Money Market Portfolio	8
Prime Portfolio	15
Government Portfolio	23
Government Securities Portfolio	30
Treasury Portfolio	34
Treasury Securities Portfolio	39
Tax-Exempt Portfolio	43
Statements of Assets and Liabilities	47
Statements of Operations	51
Statements of Changes in Net Assets	53
Financial Highlights	62
Notes to Financial Statements	77
Report of Independent Registered Public Accounting Firm	83
Federal Income Tax Information	84
U.S. Privacy Policy	85
Trustee and Officer Information	88

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Liquidity Funds. To receive a prospectus and/or Statement of Additional Information (SAI), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1 (888) 378-1630. Please read the prospectus carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/liquidity.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

2014 Annual Report

October 31, 2014

Shareholders' Letter (unaudited)

Dear Shareholders:

We are pleased to present the Morgan Stanley Institutional Liquidity Funds ("MSILF") Annual Report for the period ended October 31, 2014. MSILF currently offers seven portfolios (Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt), which together are designed to provide flexible cash management options. MSILF's portfolios provide investors with a means to help them meet specific cash investment needs, whether they need a rated fund, capital preservation, or tax-efficient returns.

Sincerely,

John H. Gernon
President and Principal Executive Officer

November 2014

2014 Annual Report

October 31, 2014

Performance Summary (unaudited)

The seven-day current and seven-day effective yields (effective yield assumes an annualization of the current yield with all dividends reinvested) as of October 31, 2014, were as follows:

	Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	0.04%	0.04%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Prime	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Government	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Government Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Treasury	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Treasury Securities	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Tax-Exempt	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
	Non-Subsidized Yields
	Institutional Class		Institutional Select Class		Investor Class		Administrative Class		Advisory Class		Participant Class		Cash Management Class
	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield	7-day Current Yield	7-day Effective Yield
Portfolios:
Money Market	0.00%§	0.00%§	–0.05%	–0.05%	–0.10%	–0.10%	–0.15%	–0.15%	–0.25%	–0.25%	–0.50%	–0.50%	–0.15%	–0.15%
Prime	0.01%	0.01%	–0.04%	–0.04%	–0.09%	–0.09%	–0.14%	–0.14%	–0.24%	–0.24%	–0.49%	–0.49%	–0.14%	–0.14%
Government	–0.11%	–0.11%	–0.16%	–0.16%	–0.21%	–0.21%	–0.26%	–0.26%	–0.36%	–0.36%	–0.61%	–0.61%	–0.26%	–0.26%
Government Securities	–0.54%	–0.54%	–0.59%	–0.59%	–0.64%	–0.64%	–0.69%	–0.69%	–0.79%	–0.79%	–1.04%	–1.03%	–0.69%	–0.69%
Treasury	–0.14%	–0.14%	–0.19%	–0.19%	–0.24%	–0.24%	–0.29%	–0.29%	–0.39%	–0.39%	–0.64%	–0.64%	–0.29%	–0.29%
Treasury Securities	–0.19%	–0.19%	–0.24%	–0.24%	–0.29%	–0.29%	–0.34%	–0.34%	–0.44%	–0.44%	–0.69%	–0.68%	–0.34%	–0.34%
Tax-Exempt	–0.31%	–0.31%	–0.36%	–0.36%	–0.41%	–0.41%	–0.46%	–0.46%	–0.56%	–0.56%	–0.81%	–0.81%	–0.46%	–0.46%

§  Amount is less than 0.005%.

The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance information for the 7-day effective yield assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/liquidity. Investment returns will fluctuate causing portfolio shares, when redeemed, to be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

Investments in the Money Market, Prime, Government, Government Securities, Treasury, Treasury Securities and Tax-Exempt Portfolios (the "Portfolios") are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Portfolios. Please read MSILF's prospectuses carefully before you invest or send money.

The Money Market, Prime, and Tax-Exempt Portfolios may invest a portion of their total assets in bonds that may subject certain investors to the federal Alternative Minimum Tax (AMT). Investors should consult their tax adviser for further information on tax implications.

Yield quotation more closely reflects the current earnings of the Portfolios than the total return. As with all money market portfolios, yields will fluctuate as market conditions change and the seven-day yields are not necessarily indicative of future performance.

2014 Annual Report

October 31, 2014

Expense Examples (unaudited)

As a shareholder of a Portfolio, you incur ongoing costs, including advisory fees, administration plan fees, service and shareholder administration plan fees, distribution plan fees, shareholder services plan fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2014 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information for each class in the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds that have transactional costs, such as sales charges (loads) or exchanges fees.

2014 Annual Report

October 31, 2014

Expense Examples (unaudited) (cont'd)

Portfolio	Beginning Account Value 5/1/14	Actual Ending Account Value 10/31/14	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Money Market Portfolio Institutional Class	$1,000.00	$1,000.31	$1,024.61	$0.87	$0.88	0.17%
Money Market Portfolio Institutional Select Class	1,000.00	1,000.09	1,024.41	1.07	1.08	0.21
Money Market Portfolio Investor Class	1,000.00	1,000.05	1,024.36	1.12	1.13	0.22
Money Market Portfolio Administrative Class	1,000.00	1,000.04	1,024.31	1.17	1.19	0.23
Money Market Portfolio Advisory Class	1,000.00	1,000.05	1,024.31	1.17	1.19	0.23
Money Market Portfolio Participant Class	1,000.00	1,000.05	1,024.31	1.17	1.19	0.23
Money Market Portfolio Cash Management Class	1,000.00	1,000.05	1,024.36	1.12	1.13	0.22
Prime Portfolio Institutional Class	1,000.00	1,000.24	1,024.61	0.87	0.88	0.17
Prime Portfolio Institutional Select Class	1,000.00	1,000.15	1,024.61	0.87	0.88	0.17
Prime Portfolio Investor Class	1,000.00	1,000.15	1,024.51	0.97	0.98	0.19
Prime Portfolio Administrative Class	1,000.00	1,000.15	1,024.51	0.97	0.98	0.19
Prime Portfolio Advisory Class	1,000.00	1,000.15	1,024.56	0.92	0.93	0.18
Prime Portfolio Participant Class	1,000.00	1,000.15	1,024.51	0.97	0.98	0.19
Prime Portfolio Cash Management Class	1,000.00	1,000.15	1,024.51	0.97	0.98	0.19
Government Portfolio Institutional Class	1,000.00	1,000.20	1,025.28	0.20	0.21	0.04
Government Portfolio Institutional Select Class	1,000.00	1,000.20	1,025.28	0.20	0.21	0.04
Government Portfolio Investor Class	1,000.00	1,000.20	1,025.28	0.20	0.21	0.04
Government Portfolio Administrative Class	1,000.00	1,000.20	1,025.28	0.20	0.21	0.04
Government Portfolio Advisory Class	1,000.00	1,000.20	1,025.28	0.20	0.21	0.04
Government Portfolio Participant Class	1,000.00	1,000.19	1,025.28	0.20	0.21	0.04
Government Portfolio Cash Management Class	1,000.00	1,000.20	1,025.28	0.20	0.21	0.04
Government Securities Portfolio Institutional Class	1,000.00	1,000.05	1,025.33	0.15	0.15	0.03
Government Securities Portfolio Institutional Select Class	1,000.00	1,000.04	1,025.33	0.15	0.15	0.03
Government Securities Portfolio Investor Class	1,000.00	1,000.04	1,025.33	0.15	0.15	0.03
Government Securities Portfolio Administrative Class	1,000.00	1,000.04	1,025.33	0.15	0.15	0.03
Government Securities Portfolio Advisory Class	1,000.00	1,000.04	1,025.33	0.15	0.15	0.03
Government Securities Portfolio Participant Class	1,000.00	1,000.04	1,025.33	0.15	0.15	0.03
Government Securities Portfolio Cash Management Class	1,000.00	1,000.05	1,025.33	0.15	0.15	0.03
Treasury Portfolio Institutional Class	1,000.00	1,000.15	1,025.33	0.15	0.15	0.03
Treasury Portfolio Institutional Select Class	1,000.00	1,000.15	1,025.33	0.15	0.15	0.03
Treasury Portfolio Investor Class	1,000.00	1,000.15	1,025.33	0.15	0.15	0.03
Treasury Portfolio Administrative Class	1,000.00	1,000.15	1,025.33	0.15	0.15	0.03
Treasury Portfolio Advisory Class	1,000.00	1,000.15	1,025.33	0.15	0.15	0.03
Treasury Portfolio Participant Class	1,000.00	1,000.15	1,025.33	0.15	0.15	0.03
Treasury Portfolio Cash Management Class	1,000.00	1,000.15	1,025.33	0.15	0.15	0.03
Treasury Securities Portfolio Institutional Class	1,000.00	1,000.05	1,025.38	0.10	0.10	0.02
Treasury Securities Portfolio Institutional Select Class	1,000.00	1,000.05	1,025.38	0.10	0.10	0.02
Treasury Securities Portfolio Investor Class	1,000.00	1,000.04	1,025.38	0.10	0.10	0.02
Treasury Securities Portfolio Administrative Class	1,000.00	1,000.04	1,025.38	0.10	0.10	0.02
Treasury Securities Portfolio Advisory Class	1,000.00	1,000.05	1,025.38	0.10	0.10	0.02
Treasury Securities Portfolio Participant Class	1,000.00	1,000.04	1,025.38	0.10	0.10	0.02
Treasury Securities Portfolio Cash Management Class	1,000.00	1,000.05	1,025.38	0.10	0.10	0.02
Tax-Exempt Portfolio Institutional Class	1,000.00	1,000.05	1,025.12	0.36	0.36	0.07
Tax-Exempt Portfolio Institutional Select Class	1,000.00	1,000.04	1,025.12	0.36	0.36	0.07
Tax-Exempt Portfolio Investor Class	1,000.00	1,000.04	1,025.12	0.36	0.36	0.07
Tax-Exempt Portfolio Administrative Class	1,000.00	1,000.04	1,025.12	0.36	0.36	0.07
Tax-Exempt Portfolio Advisory Class	1,000.00	1,000.05	1,025.12	0.36	0.36	0.07
Tax-Exempt Portfolio Participant Class	1,000.00	1,000.05	1,025.12	0.36	0.36	0.07
Tax-Exempt Portfolio Cash Management Class	1,000.00	1,000.05	1,025.12	0.36	0.36	0.07

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 186/365 (to reflect the most recent one-half year period).

**  Annualized.

2014 Annual Report

October 31, 2014

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2013, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performances of the Money Market, Prime, Government and Treasury Portfolios were better than the peer group averages for the one-, three- and five-year periods.

The Board noted that the performance of the Government Securities Portfolio was equal to its peer group average for the one- and three-year periods but below its peer group average for five-year period.

The Board noted that the performance of the Treasury Securities Portfolio was equal to its peer group average for the one-, three- and five-year periods.

The Board noted that the performance of the Tax-Exempt Portfolio was below its peer group average for the one-year period, equal to its peer group average for the three-year period and better than its peer group average for the five-year period.

Performance Conclusions

With respect to all of the Portfolios (except the Government Securities Portfolio), after discussion, the Board concluded that performance was competitive with the peer group averages.

With respect to the Government Securities Portfolio, after discussion, the Board concluded that performance was acceptable.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios. When a portfolio's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that the management fees and total expense ratios for Government, Prime Government Securities, Treasury, Treasury Securities and Tax-Exempt Portfolios were lower than the peer group averages.

2014 Annual Report

October 31, 2014

Investment Advisory Agreement Approval (unaudited) (cont'd)

The Board noted that while the Money Market Portfolio's management fee was higher but close to its peer group average, the total expense ratio was lower than its peer group average.

Fee and Expense Conclusion

With respect to all of the Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with the peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios do not include breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for trading, distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of each Portfolio and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

2014 Annual Report

October 31, 2014

Investment Overview (unaudited)

Money Market Portfolio

The Money Market Portfolio seeks preservation of capital daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial and non-financial corporations. The Portfolio also invests in obligations of foreign governments and in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including securities guaranteed under the Federal Deposit Insurance Corporation ("FDIC") Temporary Liquidity Guarantee Program.

Performance

For the fiscal year ended October 31, 2014, the Portfolio's Institutional Share Class had a total return of 0.06%. For the seven-day period ended October 31, 2014, the Portfolio's Institutional Share Class provided an annualized current yield of 0.04% (subsidized) and 0.00% (non-subsidized), while its 30-day moving average annualized yield was 0.04% (subsidized) and 0.00% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  There was an overall positive trend in economic data in the U.S. over the reporting period. Gross domestic product (GDP) growth registered 3.5% in the fourth quarter of 2013.(1) However, first quarter 2014 GDP growth was weak and well below market expectations at -2.1%, its worst performance in five years. The large decline was largely blamed on the impact of severe winter weather during the first quarter. Despite this contraction, the second quarter 2014 growth rebounded to a robust 4.6% pace. Economic growth remained on sound footing in the third quarter at 3.5%.

•  Labor market conditions also improved over the 12-month period. Although payrolls in December 2013 were weak, up only 84,000, the slump was largely blamed on poor weather conditions preventing people from working rather than a pause in the labor market recovery.(2) Weather kept job growth subdued for another month, with job gains at 144,000 in January 2014. But after that, monthly payroll growth exceeded 200,000 in each of the following nine monthly reports, hitting a two-year high of 304,000 job gains in April 2014. In addition, the unemployment rate continued its decline, from 7.0% in November 2013 to 5.8% in October 2014, the lowest in six years.

•  The actions of the Federal Open Market Committee (FOMC), including the testing of a new tool designed to help control short-term interest rates and the tapering of its monthly bond purchases known as quantitative easing (QE), continued to be a major focus of the markets during the period.

•  In the fall of 2013, the FOMC instructed the Federal Reserve Bank of New York (Fed) to begin testing a fixed-rate, full-allotment reverse repurchase agreement facility (RRP). The purpose of this facility is to give the FOMC better control over short-term interest rates. This tool allows eligible counterparties, such as money market funds, to lend to the Fed on an overnight basis in exchange for high-quality treasury securities. The facility's parameters have changed from time to time. Most recently, in September 2014, the allotment size increased from $10 billion to $30 billion per counterparty per day and the total program size was capped at $300 billion. During instances where bids exceed $300 billion, the RRP rate will be awarded by a modified Dutch auction, otherwise the rate was 0.05%. Due to quarter-end supply constraints, this limit was tested on September 30 with $407.2 billion of demand, as the rate stopped out at 0.00%. In late October, the Fed announced adjusted RRP offering rates for the rest of 2014, ranging from 0.03% to 0.10% and its intention to offer up to $300 billion in term RRPs beginning in December that mature on or about January 2, 2015. This term facility, in addition to the overnight facility, will aid during the collateral squeeze that tends to occur at year-ends.

•  At its December meeting, the FOMC announced that beginning in January 2014, monthly bond purchases would decrease by $10 billion to $75 billion, split equally between Treasuries and mortgage-backed securities (MBS). The Committee also stated that rates would remain on hold for an extended period as it expanded "forward guidance," or using communications to influence markets. FOMC officials indicated that they believe it will be

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

appropriate to keep interest rates at current low levels "well past" the time that the unemployment rate declines below 6.5%, especially if inflation stays below the FOMC's 2% target. By pairing a long-anticipated tapering with enhanced forward guidance on the direction of interest rates, the FOMC managed to convey that the modest reduction in purchases does not constitute a monetary tightening. Chairman Ben Bernanke indicated that additional tapering could occur throughout 2014.

•  At its January meeting, the FOMC announced another $10 billion reduction in bond purchases to $65 billion, which would start in February, as well as the Committee's intention to continue tapering in "measured steps." The markets expected the FOMC to continue tapering in $10 billion increments at each subsequent meeting, possibly ending the tapering process in the latter half of 2014.

•  As Janet Yellen assumed the office of Federal Reserve Chair in February 2014, her actions largely took over where Chairman Bernanke left off. In March, the FOMC announced another $10 billion reduction in asset purchases to $55 billion per month, reiterating that tapering would continue to occur in "measured steps." The Committee adjusted forward guidance, jettisoning the quantitative guidance of 6.5% unemployment rate and 2% inflation for more qualitative measures as it assesses progress toward its dual mandate of maximum employment and stable prices. The FOMC also shifted forward the expected timing of the first interest rate moves. The median estimates for the fed funds target rate increased by 25 basis points to 1.00% at the end of 2015 and by 50 basis points to 2.25% at the end of 2016.(3) The FOMC mentioned that even as growth, inflation and labor market conditions move back to their longer-run central tendencies, conditions might warrant keeping the fed funds target rate below its longer-run normalized rate.

•  The April FOMC meeting confirmed that the Committee believed the economy was recovering, noting that economic activity "picked up" recently as the economy emerged from the winter doldrums. As such, QE tapering continued with another $10 billion reduction, to $45 billion per month. The message continued that tapering would progress if economic data remained supportive. The FOMC also mentioned that it thought it was "prudent" to begin discussions on an exit strategy from its accommodative policies. When the time comes to increase interest rates, other measures than the traditional open market operations will be required to adjust money market rates due to the Federal Reserve's enlarged balance sheet. In addition to the ability to pay interest on excess reserves, control in managing rates could be enhanced by using other tools, such as the Fed's RRP and a term deposit facility.

•  The June FOMC meeting actions met market expectations, as the Committee trimmed bond buying by another $10 billion to $35 billion per month and restated that tapering would continue in "measured steps." In terms of rates forecasts, the median estimate for the fed funds target rate increased by 12.5 basis points to 1.125% at the end of 2015 and by 25 basis points to 2.50% at the end of 2016. The FOMC also revised GDP and unemployment rate forecasts lower in response to market data releases.

•  At the July FOMC meeting, the Committee tweaked its wording on both inflation and labor market conditions. The FOMC emphasized diminishing deflation risk by changing its statement from "inflation running persistently below its 2% objective could pose risks to economic performance," to "the likelihood of inflation running persistently below its 2% objective has diminished." In terms of the labor market, the Committee moved from conditions "have generally showed further improvement," and, "the unemployment rate, though lower, remains elevated," to "conditions improved, with the unemployment rate declining further." Both of these minor adjustments indicated that the FOMC views economic developments as moving the Committee closer to reaching its dual mandate.

•  The September FOMC meeting statement and accompanying Summary of Economic Projections largely met market expectations. The FOMC stated that it still saw significant under-utilization of labor resources but acknowledged that the economy continued to expand at a moderate pace. The process of tapering the asset purchase program continued as expected, reducing the pace by $10 billion to $15 billion per month. The FOMC

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Money Market Portfolio

indicated that if incoming data is supportive, the program would end at the next Committee meeting. The forward guidance on interest rates remained unchanged as the fed funds rate is set to be kept low for a "considerable" time after the end of the asset purchase program. Despite this statement, Fed officials raised their median forecasts for interest rates at the end of 2015 up to 1.375% from 1.125% at the June meeting as 14 of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

•  At the October FOMC meeting, the tapering of the asset purchase program concluded as expected with purchases reduced by a final $15 billion. This reduction came as the Committee upgraded the assessment of the current conditions in the economy and the labor market. The FOMC acknowledged "solid job gains and a lower unemployment rate" and that "underutilization of labor market resources is gradually diminishing." The forward guidance language remained unchanged as the FOMC pledged to keep rates at current levels for a "considerable time," while subsequent decisions will be data dependent.

Management Strategies

•  As of October 31, 2014, the Portfolio had net assets of approximately $2.2 billion. The Portfolio's WAM and WAL were 30 days and 72 days, respectively.

•  We remain quite comfortable in our conservative approach to managing this Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, have put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

(1)  GDP data cited are from the Bureau of Economic Analysis.

(2)  Employment data cited are from the Bureau of Labor Statistics.

(3)  Fed funds rate projections from the Federal Open Market Committee.

2014 Annual Report

October 31, 2014

Portfolio of Investments

Money Market Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (22.7%)
International Banks (22.7%)
Banco Del Estado De Chile,
0.19%, 1/8/15 - 1/20/15	$16,250	$16,250
Bank of Montreal
0.19%, 12/10/14	31,250	31,250
BMO Harris Bank NA
0.23%, 11/13/14	9,500	9,500
Credit Industriel et Commercial,
0.33%, 1/22/15 - 1/26/15	38,250	38,250
Credit Suisse
0.29%, 2/6/15	25,000	25,000
Lloyds Bank PLC,
0.08%, 11/7/14	55,000	55,000
0.09%, 11/5/14 - 11/6/14	55,000	55,000
Mizuho Bank Ltd.
0.10%, 11/6/14	50,000	50,000
Sumitomo Mitsui Banking Corp.,
0.10%, 11/3/14 - 11/6/14	65,000	65,000
0.22%, 11/3/14	5,000	5,000
0.23%, 2/2/15	36,000	36,000
Swedbank AB,
0.09%, 11/4/14 - 11/6/14	80,000	80,000
Toronto Dominion Bank,
0.08%, 11/4/14	30,000	30,000
0.20%, 11/10/14	15,000	15,000
Total Certificates of Deposit (Cost $511,250)		511,250
Commercial Paper (a) (5.8%)
Automobiles (0.5%)
Toyota Motor Credit Corp.
0.25%, 6/16/15	11,700	11,682
Food & Beverage (0.2%)
Coca-Cola Co.
0.24%, 6/17/15 (b)	3,500	3,495
International Banks (5.1%)
DBS Bank Ltd.,
0.21%, 2/2/15 - 2/5/15 (b)	46,300	46,275
0.24%, 11/25/14	4,800	4,799
0.24%, 11/26/14 (b)	9,600	9,598
Erste Abwicklungsanstalt,
0.18%, 1/30/15 - 2/9/15	26,500	26,488
United Overseas Bank Ltd.,
0.26%, 1/6/15 (b)	9,000	8,996
0.31%, 3/24/15 (b)	18,000	17,979
		114,135
Total Commercial Paper (Cost $129,312)		129,312
Corporate Bonds (1.0%)
International Banks (1.0%)
Commonwealth Bank of Australia
3.50%, 3/19/15 (b)	3,750	3,795
	Face Amount (000)	Value (000)
HSBC Bank PLC
3.50%, 6/28/15 (b)	$1,500	$1,531
Rabobank Nederland NY
3.20%, 3/11/15 (b)	16,000	16,164
Total Corporate Bonds (Cost $21,490)		21,490
Extendible Floating Rate Notes (10.1%)
Domestic Banks (4.6%)
JP Morgan Chase Bank NA (Extendible Maturity Date 11/6/15) 0.35%, 3/7/19	25,000	25,000
Wells Fargo Bank NA (Extendible Maturity Date 11/13/15) 0.32%, 7/15/19	26,500	26,500
(Extendible Maturity Date 11/20/15) 0.33%, 3/20/19	51,000	51,000
		102,500
International Banks (5.5%)
Bank of Nova Scotia (Extendible Maturity Date 11/30/15) 0.33%, 1/31/19	33,000	33,000
Royal Bank of Canada (Extendible Maturity Date 10/30/15) 0.33%, 4/1/19	55,000	54,998
Svenska Handelsbanken AB (Extendible Maturity Date 4/15/15) 0.28%, 5/13/16 (b)	36,700	36,700
		124,698
Total Extendible Floating Rate Notes (Cost $227,198)		227,198
Floating Rate Notes (15.6%)
Domestic Bank (0.5%)
U.S. Bank NA
0.17%, 4/23/15	11,500	11,500
International Banks (15.1%)
Bank of Nova Scotia
0.24%, 2/17/15	35,600	35,600
BNP Paribas
0.42%, 1/5/15	100,000	100,000
Credit Suisse,
0.46%, 3/17/15	8,500	8,503
0.48%, 3/31/15	7,500	7,503
Rabobank Nederland NY,
0.28%, 7/6/15	12,500	12,500
0.29%, 11/28/14 - 3/24/15	70,000	70,000
Toronto Dominion Bank,
0.22%, 6/8/15	9,800	9,800
0.24%, 2/6/15	25,000	25,000
Westpac Banking Corp.,
0.24%, 12/15/14	46,100	46,100
0.25%, 5/6/15	23,900	23,899
		338,905
Total Floating Rate Notes (Cost $350,405)		350,405

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (33.6%)
ABN Amro Securities LLC, (0.11%, dated 10/31/14, due 11/3/14; proceeds $40,000; fully collateralized by various U.S. Government agency securities, 3.50% due 9/1/42 - 3/1/43; valued at $41,216)	$40,000	$40,000
ABN Amro Securities LLC, (0.15%, dated 10/31/14, due 11/3/14; proceeds $35,000; fully collateralized by various Corporate Bonds, Zero Coupon - 6.00% due 11/10/14 - 6/27/44 and U.S. Government agency securities, 3.00% - 4.55% due 12/15/26 - 6/20/62; valued at $36,791)	35,000	35,000
ABN Amro Securities LLC, (0.25%, dated 10/31/14, due 11/3/14; proceeds $5,000; fully collateralized by various Common Stocks; valued at $5,250)	5,000	5,000
ABN Amro Securities LLC, (0.27%, dated 10/15/14, due 11/13/14; proceeds $10,002; fully collateralized by various Common Stocks; valued at $10,500) (Demand 11/7/14)	10,000	10,000
Bank of Nova Scotia, (0.15%, dated 3/10/14, due 3/6/15; proceeds $25,038; fully collateralized by various U.S. Government agency securities, 2.50% - 5.50% due 7/1/26 - 9/20/44; valued at $25,805) (Demand 11/7/14)	25,000	25,000
Barclays Capital, Inc., (0.63%, dated 10/1/14, due 9/4/15; proceeds $13,533; fully collateralized by various Common Stocks, a Convertible Bond, 2.75% due 4/1/19 and various Convertible Preferred Stocks; valued at $14,424) (Demand 11/3/14)	13,500	13,500
BNP Paribas Securities Corp., (0.11%, dated 10/31/14, due 11/3/14; proceeds $38,000; fully collateralized by various U.S. Government agency securities, 4.00% due 8/20/44 - 10/20/44; valued at $39,168)	38,000	38,000
BNP Paribas Securities Corp., (0.20%, dated 10/31/14, due 11/3/14; proceeds $10,000; fully collateralized by various Common Stocks and Preferred Stocks; valued at $10,500)	10,000	10,000
Citigroup Global Markets, Inc., (0.20%, dated 10/31/14, due 11/3/14; proceeds $15,000; fully collateralized by various Common Stocks; valued at $15,750)	15,000	15,000
Credit Agricole Corp., (0.10%, dated 10/31/14, due 11/3/14; proceeds $120,001; fully collateralized by various U.S. Government Obligations, 1.13% - 3.13% due 12/31/19 - 5/15/21; valued at $122,338)	120,000	120,000
Credit Suisse Securities USA, (0.45%, dated 10/30/14, due 11/6/14; proceeds $8,251; fully collateralized by various Corporate Bonds, 9.50% - 12.25% due 6/15/17 - 11/15/19; valued at $8,750)	8,250	8,250
Credit Suisse Securities USA, (0.63%, dated 10/30/14, due 2/2/15; proceeds $31,052; fully collateralized by various Corporate Bonds, 6.50% - 9.75% due 5/15/17 - 4/1/22; valued at $32,860)	31,000	31,000
	Face Amount (000)	Value (000)
Goldman Sachs & Co., (0.09%, dated 10/31/14, due 11/3/14; proceeds $25,000; fully collateralized by various U.S. Government agency securities, 2.50% - 4.00% due 12/1/27 - 8/1/44; valued at $25,738)	$25,000	$25,000
Goldman Sachs & Co., (0.09%, dated 10/31/14, due 11/3/14; proceeds $30,400; fully collateralized by various U.S. Government agency securities, 3.50% - 4.50% due 1/1/41 - 8/1/42; valued at $31,357)	30,400	30,400
HSBC Securities USA, Inc., (0.15%, dated 10/31/14, due 11/3/14; proceeds $20,000; fully collateralized by various Corporate Bonds, 8.38% - 8.63% due 3/15/23 - 12/15/30; valued at $21,006)	20,000	20,000
HSBC Securities USA, Inc., (0.25%, dated 10/31/14, due 11/3/14; proceeds $20,000; fully collateralized by various Corporate Bonds, 4.88% - 8.88% due 11/1/17 - 2/15/21; valued at $21,201)	20,000	20,000
ING Financial Markets LLC, (0.15%, dated 10/31/14, due 11/3/14; proceeds $5,000; fully collateralized by a Corporate Bond, 6.46% due 12/13/36 (c); valued at $5,252)	5,000	5,000
ING Financial Markets LLC, (0.15%, dated 10/31/14, due 11/3/14; proceeds $5,000; fully collateralized by various Corporate Bonds, 2.25% - 6.46% due 5/15/19 - 12/13/36 (c); valued at $5,252)	5,000	5,000
ING Financial Markets LLC, (0.21%, dated 10/15/14, due 11/17/14; proceeds $5,001; fully collateralized by a Corporate Bond, 6.46% due 12/13/36 (c); valued at $5,252) (Demand 11/7/14)	5,000	5,000
ING Financial Markets LLC, (0.28%, dated 10/31/14, due 11/3/14; proceeds $20,000; fully collateralized by various Corporate Bonds, 4.70% - 10.75% due 12/1/17 - 6/15/58; valued at $21,208)	20,000	20,000
ING Financial Markets LLC, (0.39%, dated 8/25/14, due 11/24/14; proceeds $5,005; fully collateralized by various Corporate Bonds, 3.75% - 6.88% due 6/15/15 - 5/1/24; valued at $5,304) (Demand 11/7/14)	5,000	5,000
ING Financial Markets LLC, (0.39%, dated 8/28/14, due 11/28/14; proceeds $5,005; fully collateralized by various Corporate Bonds, 3.60% - 7.38% due 9/15/19 - 4/30/22; valued at $5,252) (Demand 11/7/14)	5,000	5,000
JP Morgan Clearing Corp., (0.21%, dated 10/31/14, due 11/3/14; proceeds $40,001; fully collateralized by various Common Stocks and Convertible Bonds, Zero Coupon due 6/15/17 - 12/1/29; valued at $43,209)	40,000	40,000
JP Morgan Clearing Corp., (0.58%, dated 5/23/14, due 2/13/15; proceeds $4,017; fully collateralized by various Common Stocks; valued at $4,311) (Demand 11/25/14)	4,000	4,000
JP Morgan Clearing Corp., (0.58%, dated 2/21/14, due 2/13/15; proceeds $40,232; fully collateralized by various Common Stocks and a Convertible Preferred Stock; valued at $42,006) (Demand 11/21/14)	40,000	40,000

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Money Market Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Merrill Lynch Pierce Fenner & Smith, (0.48%, dated 2/4/14, due 12/5/14; proceeds $5,020; fully collateralized by various Common Stocks and Preferred Stocks; valued at $5,250) (Demand 11/3/14)	$5,000	$5,000
Merrill Lynch Pierce Fenner & Smith, (0.48%, dated 3/31/14, due 12/5/14; proceeds $13,550; fully collateralized by various Common Stocks and Preferred Stocks; valued at $14,175) (Demand 11/3/14)	13,500	13,500
Natixis, (0.13%, dated 10/31/14, due 11/3/14; proceeds $50,001; fully collateralized by various U.S. Government agency securities, 2.52% - 6.00% due 11/1/35 - 6/1/38 and U.S. Government Obligations, 0.63% - 3.63% due 9/30/17 - 1/15/24; valued at $51,106)	50,000	50,000
RBC Capital Markets LLC, (0.29%, dated 6/6/14, due 12/8/14; proceeds $20,030; fully collateralized by various Corporate Bonds, Zero Coupon - 10.20% due 3/24/16 - 8/1/44; valued at $21,000) (Demand 11/7/14)	20,000	20,000
RBC Capital Markets LLC, (0.33%, dated 9/12/14, due 12/15/14; proceeds $10,009; fully collateralized by various Corporate Bonds, 3.00% - 12.00% due 3/15/16 - 8/1/22; valued at $10,600) (Demand 11/7/14)	10,000	10,000
RBC Capital Markets LLC, (0.35%, dated 10/9/14, due 2/5/15; proceeds $10,012; fully collateralized by various Corporate Bonds, 4.75% - 10.75% due 2/15/15 - 5/15/33; valued at $10,600) (Demand 11/7/14)	10,000	10,000
Scotia Capital USA, Inc., (0.25%, dated 10/31/14, due 11/3/14; proceeds $15,000; fully collateralized by various Corporate Bonds, 2.30% - 9.75% due 12/15/14 - 6/1/19; valued at $15,300)	15,000	15,000
SG Americas Securities, (0.27%, dated 10/31/14, due 11/3/14; proceeds $11,000; fully collateralized by various Corporate Bonds, 0.62% - 10.75% due 1/15/15 - 9/1/43 (c); valued at $11,615)	11,000	11,000
Societe Generale, (0.07%, dated 10/31/14, due 11/3/14; proceeds $15,000; fully collateralized by various U.S. Government Obligations, Zero Coupon due 8/15/26 - 8/15/43; valued at $15,262)	15,000	15,000
TD Securities USA LLC, (0.08%, dated 10/31/14, due 11/3/14; proceeds $20,000; fully collateralized by various Corporate Bonds, 2.50% - 8.75% due 5/29/15 - 7/15/54 and a U.S. Government agency security, 2.50% due 10/1/27; valued at $20,977)	20,000	20,000
Wells Fargo Securities LLC, (0.22%, dated 10/31/14, due 11/3/14; proceeds $5,000; fully collateralized by various Common Stocks, Convertible Bonds, Zero Coupon - 3.00% due 6/1/15 - 1/22/21, a Convertible Preferred Stock and various Preferred Stocks; valued at $5,340)	5,000	5,000
	Face Amount (000)	Value (000)
Wells Fargo Securities LLC, (0.63%, dated 10/15/14, due 1/13/15; proceeds $5,759; fully collateralized by various Common Stocks, Convertible Bonds, 3.25% - 8.50% due 4/15/15 - 12/15/66, a Convertible Preferred Stock and various Preferred Stocks; valued at $6,063)	$5,750	$5,750
Total Repurchase Agreements (Cost $755,400)		755,400
Tax-Exempt Instruments (2.7%)
Closed-End Investment Companies (1.7%)
Nuveen California Dividend Advantage Municipal Fund, VRDP Ser 5 (AMT) 0.12%, 8/1/40 (b)	9,000	9,000
VRDP Ser 6 (AMT) 0.11%, 8/1/40 (b)	3,800	3,800
Nuveen New York AMT-Free Municipal Income Fund, VRDP Ser 3 0.11%, 12/1/40 (b)	17,000	17,000
Nuveen Premium Income Municipal Fund 2, Inc., VRDP Ser 1-4895 (AMT) 0.14%, 5/1/41 (b)	10,000	10,000
		39,800
Municipal Bond (1.0%)
Riverside, CA, Pension Obligation Ser 2014 A BANs (Taxable) 0.60%, 6/1/15	22,000	22,000
Total Tax-Exempt Instruments (Cost $61,800)		61,800
Time Deposits (8.5%)
International Banks (8.5%)
Credit Agricole CIB Grand Cayman 0.07%, 11/3/14	80,000	80,000
Skandinaviska Enskilda Banken AB 0.05%, 11/3/14	110,000	110,000
Total Time Deposits (Cost $190,000)		190,000
Total Investments (100.0%) (Cost $2,246,855)		2,246,855
Other Assets in Excess of Liabilities (0.0%) (d)		288
Net Assets (100.0%)		$2,247,143

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2014.

(d)  Amount is less than 0.05%.

AMT  Alternative Minimum Tax.

BANs  Bond Anticipation Notes.

VRDP  Variable Rate Demand Preferred.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Money Market Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	33.6%
Certificates of Deposit	22.7
Floating Rate Notes	15.6
Extendible Floating Rate Notes	10.1
Time Deposits	8.5
Commercial Paper	5.8
Other*	3.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Investment Overview (unaudited)

Prime Portfolio

The Prime Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing in liquid, high quality U.S. dollar-denominated money market instruments of U.S. and foreign financial corporations and U.S. non-financial corporations. The Portfolio also invests in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities, including securities guaranteed under the FDIC Temporary Liquidity Guarantee Program.

Performance

For the fiscal year ended October 31, 2014, the Portfolio's Institutional Share Class had a total return of 0.05%. For the seven-day period ended October 31, 2014, the Portfolio's Institutional Share Class provided an annualized current yield of 0.04% (subsidized) and 0.01% (non-subsidized), while its 30-day moving average annualized yield was 0.04% (subsidized) and 0.01% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  There was an overall positive trend in economic data in the U.S. over the reporting period. Gross domestic product (GDP) growth registered 3.5% in the fourth quarter of 2013.(1) However, first quarter 2014 GDP growth was weak and well below market expectations at -2.1%, its worst performance in five years. The large decline was largely blamed on the impact of severe winter weather during the first quarter. Despite this contraction, the second quarter 2014 growth rebounded to a robust 4.6% pace. Economic growth remained on sound footing in the third quarter at 3.5%.

•  Labor market conditions also improved over the 12-month period. Although payrolls in December 2013 were weak, up only 84,000, the slump was largely blamed on poor weather conditions preventing people from working rather than a pause in the labor market recovery.(2) Weather kept job growth subdued for another month, with job gains at 144,000 in January 2014. But after that, monthly payroll growth exceeded 200,000 in each of the following nine monthly reports, hitting a two-year high of 304,000 job gains in April 2014. In addition, the unemployment rate continued its decline, from 7.0% in November 2013 to 5.8% in October 2014, the lowest in six years.

•  The actions of the Federal Open Market Committee (FOMC), including the testing of a new tool designed to help control short-term interest rates and the tapering of its monthly bond purchases known as quantitative easing (QE), continued to be a major focus of the markets during the period.

•  In the fall of 2013, the FOMC instructed the Federal Reserve Bank of New York (Fed) to begin testing a fixed-rate, full-allotment reverse repurchase agreement facility (RRP). The purpose of this facility is to give the FOMC better control over short-term interest rates. This tool allows eligible counterparties, such as money market funds, to lend to the Fed on an overnight basis in exchange for high-quality treasury securities. The facility's parameters have changed from time to time. Most recently, in September 2014, the allotment size increased from $10 billion to $30 billion per counterparty per day and the total program size was capped at $300 billion. During instances where bids exceed $300 billion, the RRP rate will be awarded by a modified Dutch auction, otherwise the rate was 0.05%. Due to quarter-end supply constraints, this limit was tested on September 30 with $407.2 billion of demand, as the rate stopped out at 0.00%. In late October, the Fed announced adjusted RRP offering rates for the rest of 2014, ranging from 0.03% to 0.10% and its intention to offer up to $300 billion in term RRPs beginning in December that mature on or about January 2, 2015. This term facility, in addition to the overnight facility, will aid during the collateral squeeze that tends to occur at year-ends.

•  At its December meeting, the FOMC announced that beginning in January 2014, monthly bond purchases would decrease by $10 billion to $75 billion, split equally between Treasuries and mortgage-backed securities (MBS). The Committee also stated that rates would remain on hold for an extended period as it expanded "forward guidance," or using communications to influence markets. FOMC officials indicated that they believe it will be appropriate to keep interest rates at current low

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Prime Portfolio

levels "well past" the time that the unemployment rate declines below 6.5%, especially if inflation stays below the FOMC's 2% target. By pairing a long-anticipated tapering with enhanced forward guidance on the direction of interest rates, the FOMC managed to convey that the modest reduction in purchases does not constitute a monetary tightening. Chairman Ben Bernanke indicated that additional tapering could occur throughout 2014.

•  At its January meeting, the FOMC announced another $10 billion reduction in bond purchases to $65 billion, which would start in February, as well as the Committee's intention to continue tapering in "measured steps." The markets expected the FOMC to continue tapering in $10 billion increments at each subsequent meeting, possibly ending the tapering process in the latter half of 2014.

•  As Janet Yellen assumed the office of Federal Reserve Chair in February 2014, her actions largely took over where Chairman Bernanke left off. In March, the FOMC announced another $10 billion reduction in asset purchases to $55 billion per month, reiterating that tapering would continue to occur in "measured steps." The Committee adjusted forward guidance, jettisoning the quantitative guidance of 6.5% unemployment rate and 2% inflation for more qualitative measures as it assesses progress toward its dual mandate of maximum employment and stable prices. The FOMC also shifted forward the expected timing of the first interest rate moves. The median estimates for the fed funds target rate increased by 25 basis points to 1.00% at the end of 2015 and by 50 basis points to 2.25% at the end of 2016.(3) The FOMC mentioned that even as growth, inflation and labor market conditions move back to their longer-run central tendencies, conditions might warrant keeping the fed funds target rate below its longer-run normalized rate.

•  The April FOMC meeting confirmed that the Committee believed the economy was recovering, noting that economic activity "picked up" recently as the economy emerged from the winter doldrums. As such, QE tapering continued with another $10 billion reduction, to $45 billion per month. The message continued that tapering would progress if economic data remained supportive. The

FOMC also mentioned that it thought it was "prudent" to begin discussions on an exit strategy from its accommodative policies. When the time comes to increase interest rates, other measures than the traditional open market operations will be required to adjust money market rates due to the Federal Reserve's enlarged balance sheet. In addition to the ability to pay interest on excess reserves, control in managing rates could be enhanced by using other tools, such as the Fed's RRP and a term deposit facility.

•  The June FOMC meeting actions met market expectations, as the Committee trimmed bond buying by another $10 billion to $35 billion per month and restated that tapering would continue in "measured steps." In terms of rates forecasts, the median estimate for the fed funds target rate increased by 12.5 basis points to 1.125% at the end of 2015 and by 25 basis points to 2.50% at the end of 2016. The FOMC also revised GDP and unemployment rate forecasts lower in response to market data releases.

•  At the July FOMC meeting, the Committee tweaked its wording on both inflation and labor market conditions. The FOMC emphasized diminishing deflation risk by changing its statement from "inflation running persistently below its 2% objective could pose risks to economic performance," to "the likelihood of inflation running persistently below its 2% objective has diminished." In terms of the labor market, the Committee moved from conditions "have generally showed further improvement," and, "the unemployment rate, though lower, remains elevated," to "conditions improved, with the unemployment rate declining further." Both of these minor adjustments indicated that the FOMC views economic developments as moving the Committee closer to reaching its dual mandate.

•  The September FOMC meeting statement and accompanying Summary of Economic Projections largely met market expectations. The FOMC stated that it still saw significant under-utilization of labor resources but acknowledged that the economy continued to expand at a moderate pace. The process of tapering the asset purchase program continued as expected, reducing the pace by $10 billion to $15 billion per month. The FOMC

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Prime Portfolio

indicated that if incoming data is supportive, the program would end at the next Committee meeting. The forward guidance on interest rates remained unchanged as the fed funds rate is set to be kept low for a "considerable" time after the end of the asset purchase program. Despite this statement, Fed officials raised their median forecasts for interest rates at the end of 2015 up to 1.375% from 1.125% at the June meeting as 14 of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

•  At the October FOMC meeting, the tapering of the asset purchase program concluded as expected with purchases reduced by a final $15 billion. This reduction came as the Committee upgraded the assessment of the current conditions in the economy and the labor market. The FOMC acknowledged "solid job gains and a lower unemployment rate" and that "underutilization of labor market resources is gradually diminishing." The forward guidance language remained unchanged as the FOMC pledged to keep rates at current levels for a "considerable time," while subsequent decisions will be data dependent.

Management Strategies

•  As of October 31, 2014, the Portfolio had net assets of approximately $21.0 billion. The Portfolio's WAM and WAL were 28 days and 65 days, respectively.

•  We remain quite comfortable in our conservative approach to managing this Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, have put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

(1)  GDP data cited are from the Bureau of Economic Analysis.

(2)  Employment data cited are from the Bureau of Labor Statistics.

(3)  Fed funds rate projections from the Federal Open Market Committee.

2014 Annual Report

October 31, 2014

Portfolio of Investments

Prime Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (28.4%)
Domestic Banks (3.0%)
Citibank NA,
0.02%, 1/9/15	$114,000	$114,000
0.20%, 11/20/14	170,000	170,000
State Street Bank & Trust Co.,
0.21%, 11/20/14 - 11/24/14	350,000	350,000
		634,000
International Banks (25.4%)
Banco Del Estado De Chile,
0.19%, 1/8/15 - 1/20/15	141,700	141,700
Bank of Montreal
0.19%, 12/10/14	344,500	344,500
Bank of Nova Scotia
0.25%, 2/17/15	302,500	302,500
BMO Harris Bank NA
0.23%, 11/13/14	91,500	91,500
Credit Industriel et Commercial,
0.32%, 12/3/14	250,000	250,000
0.33%, 1/22/15 - 1/26/15	426,750	426,750
Credit Suisse
0.29%, 2/6/15	215,500	215,500
DNB Bank ASA,
0.09%, 11/5/14 - 11/6/14	675,000	675,000
Lloyds Bank PLC,
0.08%, 11/7/14	275,000	275,000
0.09%, 11/5/14 - 11/6/14	610,000	610,000
0.10%, 11/3/14	200,000	200,000
Mizuho Bank Ltd.
0.10%, 11/6/14	75,000	75,000
Oversea Chinese Banking Corp.,
0.18%, 1/5/15	70,000	70,000
0.28%, 1/6/15	150,000	150,000
Sumitomo Mitsui Banking Corp.,
0.10%, 11/3/14 - 11/7/14	460,000	460,000
0.22%, 11/3/14	57,350	57,350
0.23%, 2/2/15	331,250	331,250
Swedbank AB,
0.09%, 11/4/14 - 11/6/14	540,000	540,000
Toronto Dominion Bank
0.20%, 11/10/14	125,000	125,000
		5,341,050
Total Certificates of Deposit (Cost $5,975,050)		5,975,050
Commercial Paper (a) (5.5%)
Automobiles (0.5%)
Toyota Motor Credit Corp.
0.25%, 6/16/15	107,800	107,631
Computer Technology (0.1%)
Apple, Inc.
0.15%, 11/6/14 (b)	9,400	9,400
Food & Beverage (1.4%)
Coca-Cola Co.,
0.18%, 1/2/15 (b)	121,000	120,964
	Face Amount (000)	Value (000)
0.19%, 2/3/15 - 4/2/15 (b)	$114,200	$114,124
0.20%, 5/8/15 (b)	29,600	29,569
0.24%, 6/17/15 (b)	32,300	32,251
		296,908
International Banks (3.5%)
Credit Agricole Corporate and Investment Bank
0.07%, 11/3/14	200,000	200,000
DBS Bank Ltd.,
0.21%, 2/2/15 - 2/5/15 (b)	399,500	399,286
0.24%, 11/25/14	45,100	45,093
0.24%, 11/26/14 (b)	90,200	90,186
		734,565
Total Commercial Paper (Cost $1,148,504)		1,148,504
Corporate Bonds (0.5%)
Automobiles (0.2%)
American Honda Finance Corp.
1.45%, 2/27/15 (b)	18,910	18,980
Toyota Motor Credit Corp.
1.00%, 2/17/15	20,000	20,043
		39,023
Domestic Banks (0.3%)
Bank of New York Company, Inc.,
1.70%, 11/24/14	48,356	48,384
3.10%, 1/15/15	9,775	9,830
		58,214
Total Corporate Bonds (Cost $97,237)		97,237
Extendible Floating Rate Notes (6.6%)
Domestic Banks (3.7%)
JP Morgan Chase Bank NA (Extendible Maturity Date 11/6/15) 0.35%, 3/7/19	420,000	420,000
Wells Fargo Bank NA (Extendible Maturity Date 11/20/15) 0.33%, 3/20/19	352,000	352,000
		772,000
International Banks (2.9%)
Bank of Nova Scotia (Extendible Maturity Date 11/30/15) 0.33%, 1/31/19	237,250	237,250
Royal Bank of Canada (Extendible Maturity Date 10/30/15) 0.33%, 4/1/19	370,000	369,986
		607,236
Total Extendible Floating Rate Notes (Cost $1,379,236)		1,379,236
Floating Rate Notes (17.1%)
Automobiles (0.2%)
Toyota Motor Credit Corp.,
0.23%, 1/14/15	20,000	20,000
0.40%, 1/23/15	29,500	29,513
		49,513

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Domestic Banks (2.4%)
U.S. Bank NA,
0.17%, 11/9/14 - 11/24/14	$501,000	$501,000
		501,000
International Banks (14.5%)
Bank of Nova Scotia,
0.24%, 2/17/15	338,800	338,800
0.42%, 3/3/15	25,000	25,014
BNP Paribas
0.42%, 1/14/15	100,000	100,000
Credit Suisse,
0.46%, 3/17/15	78,500	78,528
0.48%, 3/31/15	78,150	78,182
Rabobank Nederland NY,
0.28%, 12/23/14 - 7/6/15	369,250	369,250
0.29%, 11/28/14 - 3/24/15	458,000	458,000
Sumitomo Mitsui Banking Corp.
0.64%, 4/1/15	7,550	7,559
Svenska Handelsbanken AB
0.52%, 1/16/15	162,000	162,097
Toronto Dominion Bank,
0.22%, 6/8/15	88,050	88,050
0.23%, 7/22/15	223,800	223,800
0.24%, 2/6/15	360,000	360,000
Westpac Banking Corp.,
0.24%, 12/15/14 - 5/26/15	520,500	520,498
0.25%, 5/6/15	226,500	226,492
		3,036,270
Total Floating Rate Notes (Cost $3,586,783)		3,586,783
Repurchase Agreements (41.2%)
ABN Amro Securities LLC, (0.11%, dated 10/31/14, due 11/3/14; proceeds $135,001; fully collateralized by various U.S. Government agency securities, 2.50% - 6.00% due 10/1/25 - 9/20/44; valued at $138,978)	135,000	135,000
ABN Amro Securities LLC, (0.15%, dated 10/31/14, due 11/3/14; proceeds $315,004; fully collateralized by various Corporate Bonds, Zero Coupon - 9.75% due 11/10/14 - 12/15/65 and U.S. Government agency securities, 3.00% - 4.55% due 9/1/42 - 6/20/62; valued at $330,425)	315,000	315,000
ABN Amro Securities LLC, (0.25%, dated 10/31/14, due 11/3/14; proceeds $50,001; fully collateralized by various Common Stocks; valued at $52,500)	50,000	50,000
ABN Amro Securities LLC, (0.27%, dated 10/15/14, due 11/13/14; proceeds $80,017; fully collateralized by various Common Stocks; valued at $84,000) (Demand 11/7/14)	80,000	80,000
Bank of Montreal, (0.07%, dated 10/31/14, due 11/3/14; proceeds $300,002; fully collateralized by various U.S. Government Obligations, Zero Coupon - 5.13% due 11/30/14 - 8/15/44; valued at $306,005)	300,000	300,000
	Face Amount (000)	Value (000)
Bank of Nova Scotia, (0.15%, dated 3/10/14, due 3/6/15; proceeds $275,414; fully collateralized by various U.S. Government agency securities, 2.21% - 6.00% due 4/1/26 - 10/1/44; valued at $283,372) (Demand 11/7/14)	$275,000	$275,000
Bank of Nova Scotia, (0.16%, dated 3/4/14, due 3/4/15; proceeds $100,162; fully collateralized by various U.S. Government agency securities, 2.36% - 6.00% due 5/1/26 - 9/20/44; valued at $103,044) (Demand 11/7/14)	100,000	100,000
Bank of Nova Scotia, (0.17%, dated 1/2/14, due 1/2/15; proceeds $500,862; fully collateralized by various U.S. Government agency securities, 1.87% - 5.50% due 10/1/25 - 9/1/44; valued at $515,431) (Demand 11/7/14)	500,000	500,000
Barclays Capital, Inc., (0.63%, dated 10/1/14, due 9/4/15; proceeds $144,105; fully collateralized by various Common Stocks, Convertible Bonds, 2.25% - 6.00% due 4/15/15 - 2/15/44 and Convertible Preferred Stocks; valued at $154,236) (Demand 11/3/14)	143,750	143,750
BNP Paribas Securities Corp., (0.09%, dated 10/31/14, due 11/3/14; proceeds $100,001; fully collateralized by various U.S. Government agency securities, 2.50% due 11/1/27 - 2/1/28; valued at $103,010)	100,000	100,000
BNP Paribas Securities Corp., (0.11%, dated 10/31/14, due 11/3/14; proceeds $70,001; fully collateralized by various U.S. Government agency securities, 2.50% - 3.50% due 6/1/22 - 9/20/42; valued at $72,085)	70,000	70,000
BNP Paribas Securities Corp., (0.20%, dated 10/31/14, due 11/3/14; proceeds $249,504; fully collateralized by various Common Stocks and Preferred Stocks; valued at $261,979)	249,500	249,500
BNP Paribas Securities Corp., (0.30%, dated 10/31/14, due 11/3/14; proceeds $200,005; fully collateralized by various Corporate Bonds, 3.88% - 12.50% due 11/15/14 - 4/29/49 (c); valued at $212,186)	200,000	200,000
BNP Paribas Securities Corp., (0.30%, dated 10/31/14, due 11/3/14; proceeds $50,001; fully collateralized by various Convertible Bonds, 1.00% - 5.00% due 4/15/15 - 2/15/44; valued at $56,502)	50,000	50,000
BNP Paribas Securities Corp., (0.55%, dated 10/24/14, due 4/22/15; proceeds $50,138; fully collateralized by various Corporate Bonds, 5.00% - 8.75% due 11/15/14 - 5/1/25; valued at $52,979) (Demand 11/7/14)	50,000	50,000
BNP Paribas Securities Corp., (0.55%, dated 10/3/14, due 4/1/15; proceeds $100,275; fully collateralized by various Corporate Bonds, 5.00% - 10.75% due 11/15/14 - 12/29/49 (c); valued at $105,994) (Demand 11/7/14)	100,000	100,000
Citibank NA, (0.08%, dated 10/29/14, due 11/5/14; proceeds $100,002; fully collateralized by various U.S. Government agency securities, 1.98% - 6.50% due 1/15/21 - 10/20/44; valued at $103,062)	100,000	100,000

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Citigroup Global Markets, Inc., (0.20%, dated 10/31/14, due 11/3/14; proceeds $135,002; fully collateralized by various Common Stocks; valued at $141,750)	$135,000	$135,000
Credit Agricole Corp., (0.10%, dated 10/31/14, due 11/3/14; proceeds $505,004; fully collateralized by various U.S. Government agency securities, 2.50% - 6.00% due 2/1/23 - 10/1/44; valued at $520,151)	505,000	505,000
Credit Suisse Securities USA, (0.18%, dated 10/31/14, due 11/3/14; proceeds $100,002; fully collateralized by various Common Stocks; valued at $105,010)	100,000	100,000
Credit Suisse Securities USA, (0.45%, dated 10/30/14, due 11/6/14; proceeds $77,007; fully collateralized by various Corporate Bonds, 5.50% - 10.25% due 2/15/18 - 4/15/27; valued at $81,623)	77,000	77,000
Credit Suisse Securities USA, (0.63%, dated 10/30/14, due 2/2/15; proceeds $61,102; fully collateralized by various Corporate Bonds, 6.63% - 13.75% due 12/15/16 - 8/1/22; valued at $64,663)	61,000	61,000
Federal Reserve Bank of New York, (0.05%, dated 10/31/14, due 11/3/14; proceeds $950,004; fully collateralized by a U.S. Government Obligation, 3.13% due 2/15/42; valued at $950,045)	950,000	950,000
Goldman Sachs & Co., (0.09%, dated 10/31/14, due 11/3/14; proceeds $25,000; fully collateralized by various U.S. Government agency securities, 3.50% - 4.50% due 1/1/41 - 4/1/43; valued at $25,704)	25,000	25,000
Goldman Sachs & Co., (0.09%, dated 10/31/14, due 11/3/14; proceeds $26,870; fully collateralized by a U.S. Government agency security, 3.50% due 8/1/42; valued at $27,678)	26,870	26,870
HSBC Securities USA, Inc., (0.08%, dated 10/31/14, due 11/3/14; proceeds $175,001; fully collateralized by various U.S. Government Obligations, 1.50% - 2.00% due 1/31/19 - 5/31/21; valued at $178,505)	175,000	175,000
HSBC Securities USA, Inc., (0.15%, dated 10/31/14, due 11/3/14; proceeds $205,003; fully collateralized by various Corporate Bonds, Zero Coupon - 9.00% due 3/15/16 - 2/15/67 (c); valued at $217,301)	205,000	205,000
HSBC Securities USA, Inc., (0.25%, dated 10/31/14, due 11/3/14; proceeds $175,004; fully collateralized by various Corporate Bonds, 5.00% - 11.50% due 5/1/16 - 3/15/29; valued at $185,505)	175,000	175,000
ING Financial Markets LLC, (0.10%, dated 10/31/14, due 11/3/14; proceeds $85,001; fully collateralized by various U.S. Government agency securities, 1.33% - 6.11% due 9/1/34 - 2/1/42; valued at $87,552)	85,000	85,000
ING Financial Markets LLC, (0.15%, dated 10/31/14, due 11/3/14; proceeds $35,000; fully collateralized by various Corporate Bonds, 2.40% - 8.63% due 1/15/15 - 11/15/41; valued at $36,750)	35,000	35,000
	Face Amount (000)	Value (000)
ING Financial Markets LLC, (0.15%, dated 10/31/14, due 11/3/14; proceeds $54,001; fully collateralized by various Corporate Bonds, 1.80% - 8.60% due 10/23/15 - 9/15/42; valued at $56,703)	$54,000	$54,000
ING Financial Markets LLC, (0.21%, dated 10/15/14, due 11/17/14; proceeds $54,510; fully collateralized by various Corporate Bonds, 1.50% - 8.75% due 11/15/15 - 7/15/44; valued at $57,230) (Demand 11/7/14)	54,500	54,500
ING Financial Markets LLC, (0.28%, dated 10/31/14, due 11/3/14; proceeds $164,004; fully collateralized by various Corporate Bonds, 4.88% - 12.63% due 4/15/16 - 6/1/23; valued at $173,841)	164,000	164,000
ING Financial Markets LLC, (0.39%, dated 8/25/14, due 11/24/14; proceeds $20,020; fully collateralized by a Corporate Bond, 10.75% due 6/15/58; valued at $21,207) (Demand 11/7/14)	20,000	20,000
ING Financial Markets LLC, (0.39%, dated 8/28/14, due 11/28/14; proceeds $10,010; fully collateralized by various Corporate Bonds, 2.38% - 10.75% due 3/15/16 - 6/15/58; valued at $10,604) (Demand 11/7/14)	10,000	10,000
JP Morgan Clearing Corp., (0.21%, dated 10/31/14, due 11/3/14; proceeds $160,003; fully collateralized by various Common Stocks and a Convertible Preferred Stock; valued at $167,881)	160,000	160,000
JP Morgan Clearing Corp., (0.48%, dated 7/24/14, due 7/17/15; proceeds $125,600; fully collateralized by various Common Stocks; valued at $131,414) (Demand 1/29/15)	125,000	125,000
JP Morgan Clearing Corp., (0.58%, dated 2/21/14, due 2/3/15; proceeds $291,682; fully collateralized by various Common Stocks and Convertible Bonds, Zero Coupon due 11/15/16 - 4/1/42; valued at $325,586) (Demand 11/21/14)	290,000	290,000
JP Morgan Clearing Corp., (0.58%, dated 2/24/14, due 2/13/15; proceeds $16,069; fully collateralized by various Convertible Bonds, Zero Coupon due 8/1/17 - 1/1/49; valued at $17,790) (Demand 11/25/14)	16,000	16,000
Merrill Lynch Pierce Fenner & Smith, (0.08%, dated 10/31/14, due 11/3/14; proceeds $165,001; fully collateralized by various U.S. Government Obligations, 0.13% - 1.50% due 4/15/17 - 1/31/19; valued at $168,311)	165,000	165,000
Merrill Lynch Pierce Fenner & Smith, (0.48%, dated 2/4/14, due 12/5/14; proceeds $75,304; fully collateralized by various Common Stocks and Preferred Stocks; valued at $78,750) (Demand 11/3/14)	75,000	75,000
Merrill Lynch Pierce Fenner & Smith, (0.48%, dated 10/31/14, due 12/5/14; proceeds $187,189; fully collateralized by various Common Stocks and Preferred Stocks; valued at $195,825) (Demand 11/3/14)	186,500	186,500
Natixis, (0.11%, dated 10/31/14, due 11/3/14; proceeds $250,002; fully collateralized by a U.S. Government Obligation, 2.00% due 10/31/21; valued at $255,000)	250,000	250,000

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Prime Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Natixis, (0.13%, dated 10/31/14, due 11/3/14; proceeds $50,001; fully collateralized by various U.S. Government Obligations, 0.63% - 3.63% due 8/31/18 - 1/15/24; valued at $51,036)	$50,000	$50,000
RBC Capital Markets LLC, (0.09%, dated 10/1/14, due 1/5/15; proceeds $250,060; fully collateralized by various U.S. Government agency securities, 2.22% - 6.00% due 9/1/25 - 10/1/44; valued at $257,570) (Demand 11/7/14)	250,000	250,000
RBC Capital Markets LLC, (0.28%, dated 7/15/14, due 1/15/15; proceeds $120,172; fully collateralized by various Corporate Bonds, Zero Coupon - 9.00% due 10/18/16 - 4/1/44; valued at $126,000) (Demand 11/7/14)	120,000	120,000
RBC Capital Markets LLC, (0.29%, dated 6/6/14, due 12/8/14; proceeds $180,268; fully collateralized by various Corporate Bonds, 0.74% - 9.63% due 5/26/15 - 5/6/44; valued at $188,934) (Demand 11/7/14)	180,000	180,000
RBC Capital Markets LLC, (0.33%, dated 9/12/14, due 12/15/14; proceeds $84,573; fully collateralized by various Corporate Bonds, 3.13% - 11.75% due 7/15/15 - 12/15/37; valued at $89,545) (Demand 11/7/14)	84,500	84,500
RBC Capital Markets LLC, (0.35%, dated 10/9/14, due 2/5/15; proceeds $110,628; fully collateralized by various Corporate Bonds, 3.50% - 12.63% due 6/1/16 - 12/29/49 (c); valued at $117,136) (Demand 11/7/14)	110,500	110,500
Scotia Capital USA, Inc., (0.25%, dated 10/31/14, due 11/3/14; proceeds $130,003; fully collateralized by various Corporate Bonds, 3.25% - 9.13% due 12/15/14 - 6/15/21; valued at $137,860)	130,000	130,000
SG Americas Securities, (0.27%, dated 10/31/14, due 11/3/14; proceeds $99,002; fully collateralized by various Corporate Bonds, 0.62% - 10.75% due 1/15/15 - 5/9/67; valued at $104,273)	99,000	99,000
Societe Generale, (0.07%, dated 10/31/14, due 11/3/14; proceeds $150,001; fully collateralized by various U.S. Government Obligations, 0.13% - 3.63% due 1/15/17 - 2/15/42; valued at $153,011)	150,000	150,000
Societe Generale, (0.10%, dated 10/31/14, due 11/3/14; proceeds $25,000; fully collateralized by various U.S. Government agency securities, 2.91% - 4.50% due 9/1/29 - 6/1/44; valued at $25,750)	25,000	25,000
TD Securities USA LLC, (0.08%, dated 10/31/14, due 11/3/14; proceeds $189,001; fully collateralized by various Corporate Bonds, 1.13% - 8.75% due 6/1/15 - 10/15/44; valued at $198,439)	189,000	189,000
Wells Fargo Securities LLC, (0.10%, dated 10/31/14, due 11/3/14; proceeds $25,000; fully collateralized by a U.S. Government agency security, 3.00% due 5/20/43; valued at $25,763)	25,000	25,000
	Face Amount (000)	Value (000)
Wells Fargo Securities LLC, (0.10%, dated 10/31/14, due 11/3/14; proceeds $25,000; fully collateralized by various U.S. Government agency securities, 2.50% - 5.00% due 5/1/24 - 10/20/44; valued at $25,750)	$25,000	$25,000
Wells Fargo Securities LLC, (0.22%, dated 10/31/14, due 11/3/14; proceeds $95,002; fully collateralized by various Common Stocks, Convertible Bonds, Zero Coupon - 4.50% due 11/21/14 - 6/1/36, a Convertible Preferred Stock and various Preferred Stocks; valued at $103,433)	95,000	95,000
Wells Fargo Securities LLC, (0.50%, dated 9/2/14, due 12/2/14; proceeds $150,190; fully collateralized by various Corporate Bonds, 1.18% - 10.50% due 12/19/14 - 8/1/22; valued at $158,872)	150,000	150,000
Wells Fargo Securities LLC, (0.63%, dated 10/15/14, due 1/3/15; proceeds $25,039; fully collateralized by various Common Stocks, Convertible Bonds, 2.75% - 4.25% due 8/1/17 - 4/1/19 and Preferred Stocks; valued at $26,355)	25,000	25,000
Total Repurchase Agreements (Cost $8,651,120)		8,651,120
Tax-Exempt Instruments (0.7%)
Closed-End Investment Companies (0.4%)
Nuveen AMT-Free Municipal Income Fund, VRDP Ser 2 0.13%, 12/1/40 (b)	15,000	15,000
Nuveen California Dividend Advantage Municipal Fund, VRDP Ser 4 (AMT) 0.13%, 12/1/42 (b)	24,000	24,000
Nuveen California Performance Plus Municipal Fund, Inc., VRDP Ser 1-810 (AMT) 0.12%, 12/1/40 (b)	14,500	14,500
Nuveen New Jersey Dividend Advantage Municipal Fund, VRDP Ser 1-450 (AMT) 0.15%, 8/3/43 (b)	5,000	5,000
Nuveen Premium Income Municipal Fund 2, Inc., VRDP Ser 1-4895 (AMT) 0.14%, 5/1/41 (b)	35,000	35,000
		93,500
Weekly Variable Rate Bonds (0.3%)
Colorado Housing & Finance Authority, Multi-Family Class 1 2006 Ser A-1 (Taxable) 0.12%, 10/1/36	30,900	30,900
Minnesota Housing Finance Agency, Residential Housing Finance 2007 Ser J (Taxable) 0.15%, 7/1/38	4,935	4,935
Residential Housing Finance 2007 Ser T (Taxable)
0.15%, 7/1/48	13,640	13,640
Minnesota Office of Higher Education, Supplemental Student Loan 2012 Ser A (Taxable) 0.09%, 8/1/47	3,379	3,379
University of Illinois, Auxiliary Facilities System Ser 2014 C (Taxable) 0.10%, 4/1/44	10,000	10,000
		62,854
Total Tax-Exempt Instruments (Cost $156,354)		156,354
Total Investments (100.0%) (Cost $20,994,284)		20,994,284
Liabilities in Excess of Other Assets (-0.0%) (d)		(1,356)
Net Assets (100.0%)		$20,992,928

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Prime Portfolio

(a)  The rates shown are the effective yields at the date of purchase.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of October 31, 2014.

(d)  Amount is less than 0.05%.

AMT  Alternative Minimum Tax.

VRDP  Variable Rate Demand Preferred.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	41.2%
Certificates of Deposit	28.4
Floating Rate Notes	17.1
Extendible Floating Rate Notes	6.6
Commercial Paper	5.5
Other*	1.2
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Investment Overview (unaudited)

Government Portfolio

The Government Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2014, the Portfolio's Institutional Share Class had a total return of 0.04%. For the seven-day period ended October 31, 2014, the Portfolio's Institutional Share Class provided an annualized current yield of 0.04% (subsidized) and -0.11% (non-subsidized), while its 30-day moving average annualized yield was 0.04% (subsidized) and -0.10% (non-subsidized.) Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  There was an overall positive trend in economic data in the U.S. over the reporting period. Gross domestic product (GDP) growth registered 3.5% in the fourth quarter of 2013.(1) However, first quarter 2014 GDP growth was weak and well below market expectations at -2.1%, its worst performance in five years. The large decline was largely blamed on the impact of severe winter weather during the first quarter. Despite this contraction, the second quarter 2014 growth rebounded to a robust 4.6% pace. Economic growth remained on sound footing in the third quarter at 3.5%.

•  Labor market conditions also improved over the 12-month period. Although payrolls in December 2013 were weak, up only 84,000, the slump was largely blamed on poor weather conditions preventing people from working rather than a pause in the labor market recovery.(2) Weather kept job growth subdued for another month, with job gains at 144,000 in January 2014. But after that, monthly payroll growth exceeded 200,000 in each of the following nine monthly reports, hitting a two-year high of 304,000 job gains in April 2014. In addition, the unemployment rate continued its decline, from 7.0% in

November 2013 to 5.8% in October 2014, the lowest in six years.

•  The actions of the Federal Open Market Committee (FOMC), including the testing of a new tool designed to help control short-term interest rates and the tapering of its monthly bond purchases known as quantitative easing (QE), continued to be a major focus of the markets during the period.

•  In the fall of 2013, the FOMC instructed the Federal Reserve Bank of New York (Fed) to begin testing a fixed-rate, full-allotment reverse repurchase agreement facility (RRP). The purpose of this facility is to give the FOMC better control over short-term interest rates. This tool allows eligible counterparties, such as money market funds, to lend to the Fed on an overnight basis in exchange for high-quality treasury securities. The facility's parameters have changed from time to time. Most recently, in September 2014, the allotment size increased from $10 billion to $30 billion per counterparty per day and the total program size was capped at $300 billion. During instances where bids exceed $300 billion, the RRP rate will be awarded by a modified Dutch auction, otherwise the rate was 0.05%. Due to quarter-end supply constraints, this limit was tested on September 30 with $407.2 billion of demand, as the rate stopped out at 0.00%. In late October, the Fed announced adjusted RRP offering rates for the rest of 2014, ranging from 0.03% to 0.10% and its intention to offer up to $300 billion in term RRPs beginning in December that mature on or about January 2, 2015. This term facility, in addition to the overnight facility, will aid during the collateral squeeze that tends to occur at year-ends.

•  At its December meeting, the FOMC announced that beginning in January 2014, monthly bond purchases would decrease by $10 billion to $75 billion, split equally between Treasuries and mortgage-backed securities (MBS). The Committee also stated that rates would remain on hold for an extended period as it expanded "forward guidance," or using communications to influence markets. FOMC officials indicated that they believe it will be appropriate to keep interest rates at current low levels "well past" the time that the unemployment rate declines below 6.5%, especially if inflation stays

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Government Portfolio

below the FOMC's 2% target. By pairing a long-anticipated tapering with enhanced forward guidance on the direction of interest rates, the FOMC managed to convey that the modest reduction in purchases does not constitute a monetary tightening. Chairman Ben Bernanke indicated that additional tapering could occur throughout 2014.

•  At its January meeting, the FOMC announced another $10 billion reduction in bond purchases to $65 billion, which would start in February, as well as the Committee's intention to continue tapering in "measured steps." The markets expected the FOMC to continue tapering in $10 billion increments at each subsequent meeting, possibly ending the tapering process in the latter half of 2014.

•  As Janet Yellen assumed the office of Federal Reserve Chair in February 2014, her actions largely took over where Chairman Bernanke left off. In March, the FOMC announced another $10 billion reduction in asset purchases to $55 billion per month, reiterating that tapering would continue to occur in "measured steps." The Committee adjusted forward guidance, jettisoning the quantitative guidance of 6.5% unemployment rate and 2% inflation for more qualitative measures as it assesses progress toward its dual mandate of maximum employment and stable prices. The FOMC also shifted forward the expected timing of the first interest rate moves. The median estimates for the fed funds target rate increased by 25 basis points to 1.00% at the end of 2015 and by 50 basis points to 2.25% at the end of 2016.(3) The FOMC mentioned that even as growth, inflation and labor market conditions move back to their longer-run central tendencies, conditions might warrant keeping the fed funds target rate below its longer-run normalized rate.

•  The April FOMC meeting confirmed that the Committee believed the economy was recovering, noting that economic activity "picked up" recently as the economy emerged from the winter doldrums. As such, QE tapering continued with another $10 billion reduction, to $45 billion per month. The message continued that tapering would progress if economic data remained supportive. The FOMC also mentioned that it thought it was "prudent" to begin discussions on an exit strategy from its accommodative policies. When the time comes to increase interest rates, other measures than the traditional open market operations will be required to adjust money market rates due to the Federal Reserve's enlarged balance sheet. In addition to the ability to pay interest on excess reserves, control in managing rates could be enhanced by using other tools, such as the Fed's RRP and a term deposit facility.

•  The June FOMC meeting actions met market expectations, as the Committee trimmed bond buying by another $10 billion to $35 billion per month and restated that tapering would continue in "measured steps." In terms of rates forecasts, the median estimate for the fed funds target rate increased by 12.5 basis points to 1.125% at the end of 2015 and by 25 basis points to 2.50% at the end of 2016. The FOMC also revised GDP and unemployment rate forecasts lower in response to market data releases.

•  At the July FOMC meeting, the Committee tweaked its wording on both inflation and labor market conditions. The FOMC emphasized diminishing deflation risk by changing its statement from "inflation running persistently below its 2% objective could pose risks to economic performance," to "the likelihood of inflation running persistently below its 2% objective has diminished." In terms of the labor market, the Committee moved from conditions "have generally showed further improvement," and, "the unemployment rate, though lower, remains elevated," to "conditions improved, with the unemployment rate declining further." Both of these minor adjustments indicated that the FOMC views economic developments as moving the Committee closer to reaching its dual mandate.

•  The September FOMC meeting statement and accompanying Summary of Economic Projections largely met market expectations. The FOMC stated that it still saw significant under-utilization of labor resources but acknowledged that the economy continued to expand at a moderate pace. The process of tapering the asset purchase program continued as expected, reducing the pace by $10 billion to $15 billion per month. The FOMC indicated that if incoming data is supportive, the program would end at the next Committee

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Government Portfolio

meeting. The forward guidance on interest rates remained unchanged as the fed funds rate is set to be kept low for a "considerable" time after the end of the asset purchase program. Despite this statement, Fed officials raised their median forecasts for interest rates at the end of 2015 up to 1.375% from 1.125% at the June meeting as 14 of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

•  At the October FOMC meeting, the tapering of the asset purchase program concluded as expected with purchases reduced by a final $15 billion. This reduction came as the Committee upgraded the assessment of the current conditions in the economy and the labor market. The FOMC acknowledged "solid job gains and a lower unemployment rate" and that "underutilization of labor market resources is gradually diminishing." The forward guidance language remained unchanged as the FOMC pledged to keep rates at current levels for a "considerable time," while subsequent decisions will be data dependent.

Management Strategies

•  As of October 31, 2014, the Portfolio had net assets of approximately $31.2 billion. The Portfolio's WAM and WAL were 22 days and 76 days, respectively.

•  We continued to hold the majority of the Portfolio in repurchase agreements, along with a portion in government agency obligations. Yields on short-term investments remained very low, which resulted in limited yield opportunities in our investment universe. As a result, we continued to maintain a short maturity profile.

(1)  GDP data cited are from the Bureau of Economic Analysis.

(2)  Employment data cited are from the Bureau of Labor Statistics.

(3)  Fed funds rate projections from the Federal Open Market Committee.

2014 Annual Report

October 31, 2014

Portfolio of Investments

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (62.0%)
ABN Amro Securities LLC, (0.09%, dated 10/31/14, due 11/3/14; proceeds $50,000; fully collateralized by various U.S. Government Obligations, 1.25% - 4.38% due 6/30/18 - 2/15/38; valued at $50,965)	$50,000	$50,000
ABN Amro Securities LLC, (0.10%, dated 10/31/14, due 11/3/14; proceeds $245,002; fully collateralized by various U.S. Government agency securities, 0.50% - 3.25% due 9/28/15 - 5/23/33 and U.S. Government Obligations, 0.38% - 5.50% due 6/30/15 - 8/15/39; valued at $249,815)	245,000	245,000
ABN Amro Securities LLC, (0.11%, dated 10/31/14, due 11/3/14; proceeds $455,004; fully collateralized by various U.S. Government agency securities, 1.63% - 10.00% due 2/20/17 - 3/20/64 and U.S. Government Obligations, 1.25% - 2.25% due 1/31/19 - 5/31/21; valued at $468,080)	455,000	455,000
Bank of Montreal, (0.07%, dated 10/10/14, due 11/10/14; proceeds $45,003; fully collateralized by various U.S. Government agency securities, 2.50% - 5.00% due 5/1/28 - 3/1/43 and a U.S. Government Obligation, Zero Coupon due 11/13/14; valued at $46,372)	45,000	45,000
Bank of Montreal, (0.07%, dated 10/24/14, due 11/14/14; proceeds $100,004; fully collateralized by various U.S. Government agency securities, Zero Coupon - 4.50% due 11/21/14 - 4/1/41; valued at $102,070) (Demand 11/7/14)	100,000	100,000
Bank of Montreal, (0.08%, dated 10/17/14, due 11/14/14; proceeds $150,009; fully collateralized by various U.S. Government agency securities, 2.50% - 6.00% due 9/1/25 - 8/1/43 and U.S. Government Obligations, Zero Coupon - 9.13% due 11/13/14 - 11/15/18; valued at $154,511) (Demand 11/7/14)	150,000	150,000
Bank of Montreal, (0.08%, dated 10/24/14, due 11/21/14; proceeds $100,006; fully collateralized by various U.S. Government agency securities, 0.63% - 7.00% due 6/10/16 - 1/1/43 and U.S. Government Obligations, Zero Coupon - 2.75% due 11/13/14 - 12/31/17; valued at $102,953) (Demand 11/7/14)	100,000	100,000
Bank of Montreal, (0.10%, dated 10/31/14, due 11/3/14; proceeds $150,001; fully collateralized by various U.S. Government agency securities, Zero Coupon - 5.00% due 11/21/14 - 11/1/42; valued at $154,499)	150,000	150,000
Bank of Montreal, (0.10%, dated 10/31/14, due 11/3/14; proceeds $55,000; fully collateralized by various U.S. Government agency securities, Zero Coupon - 6.75% due 11/21/14 - 9/1/43; valued at $56,422)	55,000	55,000
Bank of Nova Scotia, (0.16%, dated 3/4/14, due 3/4/15; proceeds $87,141; fully collateralized by various U.S. Government agency securities, 2.76% - 5.50% due 3/1/26 - 9/20/44; valued at $89,600) (Demand 11/7/14)	87,000	87,000
	Face Amount (000)	Value (000)
Bank of Nova Scotia, (0.17%, dated 1/2/14, due 1/2/15; proceeds $440,758; fully collateralized by various U.S. Government agency securities, 2.21% - 5.50% due 7/1/18 - 10/1/44; valued at $453,250) (Demand 11/7/14)	$440,000	$440,000
Bank of Nova Scotia, (0.17%, dated 1/3/14, due 1/5/15; proceeds $400,693; fully collateralized by various U.S. Government agency securities, 2.36% - 6.00% due 2/1/26 - 8/1/44; valued at $412,278) (Demand 11/7/14)	400,000	400,000
Bank of Nova Scotia, (0.22%, dated 9/8/14, due 9/8/15; proceeds $435,970; fully collateralized by various U.S. Government agency securities, 2.21% - 5.50% due 7/1/26 - 9/1/44; valued at $448,632) (Demand 11/7/14)	435,000	435,000
Bank of Nova Scotia, (0.23%, dated 8/4/14, due 8/4/15; proceeds $362,844; fully collateralized by various U.S. Government agency securities, 2.00% - 5.50% due 3/1/26 - 9/1/44; valued at $372,855) (Demand 11/7/14)	362,000	362,000
Barclays Capital, Inc., (0.08%, dated 10/30/14, due 11/6/14; proceeds $1,000,016; fully collateralized by various U.S. Government agency securities, 0.38% - 7.00% due 7/1/19 - 11/1/44; valued at $1,030,081)	1,000,000	1,000,000
Barclays Capital, Inc., (0.08%, dated 10/31/14, due 11/3/14; proceeds $40,000; fully collateralized by a U.S. Government Obligation, 2.00% due 10/31/21; valued at $40,800)	40,000	40,000
BNP Paribas Securities Corp., (0.08%, dated 10/31/14, due 11/3/14; proceeds $250,002; fully collateralized by various U.S. Government Obligations, 0.63% - 1.25% due 10/31/15 - 11/30/17; valued at $255,256)	250,000	250,000
BNP Paribas Securities Corp., (0.08%, dated 8/26/14, due 11/24/14; proceeds $275,055; fully collateralized by various U.S. Government agency securities, 1.63% - 4.00% due 6/1/22 - 10/1/44; valued at $283,353)	275,000	275,000
BNP Paribas Securities Corp., (0.09%, dated 10/31/14, due 11/3/14; proceeds $400,003; fully collateralized by a U.S. Government agency security, 2.50% due 6/1/28 and a U.S. Government Obligation, 0.63% due 11/30/17; valued at $409,015)	400,000	400,000
BNP Paribas Securities Corp., (0.11%, dated 10/31/14, due 11/3/14; proceeds $443,004; fully collateralized by various U.S. Government agency securities, 3.00% - 4.00% due 7/20/42 - 10/20/44; valued at $455,336)	443,000	443,000
Citibank NA, (0.08%, dated 10/29/14, due 11/5/14; proceeds $400,006; fully collateralized by various U.S. Government agency securities, 1.70% - 7.50% due 4/1/17 - 7/15/49 and a U.S. Government Obligation, Zero Coupon due 8/15/33; valued at $411,998)	400,000	400,000

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Citigroup Global Markets, Inc., (0.08%, dated 10/30/14, due 11/6/14; proceeds $50,001; fully collateralized by various U.S. Government Obligations, 0.38% - 8.00% due 10/31/16 - 11/15/21; valued at $51,011)	$50,000	$50,000
Credit Agricole Corp., (0.08%, dated 10/31/14, due 11/3/14; proceeds $200,001; fully collateralized by a U.S. Government Obligation, 0.13% due 4/15/16; valued at $204,011)	200,000	200,000
Credit Agricole Corp., (0.10%, dated 10/31/14, due 11/3/14; proceeds $707,206; fully collateralized by various U.S. Government agency securities, 2.22% - 5.00% due 2/1/24 - 9/20/64; valued at $728,544)	707,200	707,200
Credit Suisse Securities USA, (0.11%, dated 10/7/14, due 2/2/15; proceeds $100,036; fully collateralized by various U.S. Government agency securities, 3.00% - 6.00% due 2/1/29 - 9/1/36; valued at $103,000)	100,000	100,000
Credit Suisse Securities USA, (0.12%, dated 9/24/14, due 12/23/14; proceeds $100,030; fully collateralized by various U.S. Government agency securities, 4.00% - 6.00% due 9/1/36 - 11/1/40; valued at $103,002)	100,000	100,000
Credit Suisse Securities USA, (0.13%, dated 10/22/14, due 2/23/15; proceeds $350,157; fully collateralized by various U.S. Government agency securities, 3.00% - 6.00% due 2/1/29 - 7/1/43; valued at $360,503)	350,000	350,000
Federal Reserve Bank of New York, (0.05%, dated 10/31/14, due 11/3/14; proceeds $2,950,012; fully collateralized by a U.S. Government Obligation, 3.00% due 5/15/42; valued at $2,970,500)	2,950,000	2,950,000
Goldman Sachs & Co., (0.09%, dated 10/31/14, due 11/3/14; proceeds $32,000; fully collateralized by various U.S. Government agency securities, 4.00% due 10/1/41 - 1/1/42; valued at $33,002)	32,000	32,000
HSBC Securities USA, Inc., (0.06%, dated 10/28/14, due 11/4/14; proceeds $10,000; fully collateralized by a U.S. Government Obligation, 3.88% due 8/15/40; valued at $10,202)	10,000	10,000
HSBC Securities USA, Inc., (0.06%, dated 10/30/14, due 11/6/14; proceeds $50,001; fully collateralized by a U.S. Government Obligation, 4.75% due 2/15/37; valued at $51,006)	50,000	50,000
ING Financial Markets LLC, (0.08%, dated 10/1/14, due 2/2/15; proceeds $680,187; fully collateralized by various U.S. Government agency securities, 1.17% - 6.18% due 4/1/18 - 10/1/44; valued at $700,404) (Demand 11/7/14)	680,000	680,000
ING Financial Markets LLC, (0.08%, dated 8/20/14, due 11/18/14; proceeds $200,040; fully collateralized by various U.S. Government agency securities, 2.00% - 5.82% due 12/1/19 - 5/1/44; valued at $206,000) (Demand 11/7/14)	200,000	200,000
	Face Amount (000)	Value (000)
ING Financial Markets LLC, (0.09%, dated 8/20/14, due 11/18/14; proceeds $175,039; fully collateralized by various U.S. Government agency securities, 1.52% - 4.57% due 11/1/28 - 8/1/46; valued at $180,250)	$175,000	$175,000
ING Financial Markets LLC, (0.10%, dated 10/31/14, due 11/3/14; proceeds $185,002; fully collateralized by various U.S. Government agency securities, 1.65% - 6.66% due 11/1/25 - 6/1/46; valued at $190,550)	185,000	185,000
ING Financial Markets LLC, (0.11%, dated 10/15/14, due 4/13/15; proceeds $100,055; fully collateralized by various U.S. Government agency securities, 1.32% - 3.50% due 10/1/35 - 10/1/44; valued at $103,001) (Demand 11/7/14)	100,000	100,000
ING Financial Markets LLC, (0.11%, dated 10/27/14, due 4/24/15; proceeds $125,068; fully collateralized by various U.S. Government agency securities, 1.32% - 4.95% due 2/1/36 - 10/1/44; valued at $128,751) (Demand 11/7/14)	125,000	125,000
Merrill Lynch Pierce Fenner & Smith, (0.08%, dated 10/30/14, due 11/6/14; proceeds $50,001; fully collateralized by a U.S. Government Obligation, Zero Coupon due 11/15/23; valued at $51,000)	50,000	50,000
Merrill Lynch Pierce Fenner & Smith, (0.09%, dated 10/30/14, due 11/6/14; proceeds $150,003; fully collateralized by various U.S. Government agency securities, 3.00% - 4.00% due 11/20/42 - 9/20/44; valued at $154,499)	150,000	150,000
Natixis, (0.11%, dated 10/31/14, due 11/3/14; proceeds $600,006; fully collateralized by various U.S. Government Obligations, 0.63% - 3.63% due 2/28/17 - 1/15/24; valued at $611,722)	600,000	600,000
Natixis, (0.13%, dated 10/31/14, due 11/3/14; proceeds $400,004; fully collateralized by various U.S. Government agency securities, 2.40% - 6.00% due 11/1/25 - 9/1/44 and U.S. Government Obligations, 0.25% - 3.75% due 11/30/14 - 11/15/43; valued at $409,815)	400,000	400,000
RBC Capital Markets LLC, (0.09%, dated 10/1/14, due 1/5/15; proceeds $250,060; fully collateralized by various U.S. Government agency securities, 1.63% - 6.50% due 5/1/18 - 10/1/44; valued at $257,577) (Demand 11/7/14)	250,000	250,000
RBC Capital Markets LLC, (0.10%, dated 7/7/14, due 11/4/14; proceeds $380,127; fully collateralized by various U.S. Government agency securities, 1.99% - 6.00% due 10/1/22 - 10/1/44; valued at $391,340)	380,000	380,000
RBC Capital Markets LLC, (0.11%, dated 8/13/14, due 1/9/15; proceeds $300,137; fully collateralized by various U.S. Government agency securities, 2.21% - 6.50% due 2/1/26 - 10/1/44; valued at $308,902) (Demand 11/7/14)	300,000	300,000
RBC Capital Markets LLC, (0.11%, dated 8/19/14, due 1/16/15; proceeds $260,119; fully collateralized by various U.S. Government agency securities, 3.50% due 1/1/43 - 10/20/44; valued at $267,395) (Demand 11/7/14)	260,000	260,000

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Government Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
RBC Capital Markets LLC, (0.12%, dated 8/11/14, due 2/6/15; proceeds $475,283; fully collateralized by various U.S. Government agency securities, 2.23% - 7.00% due 10/1/22 - 10/20/44; valued at $489,201) (Demand 11/7/14)	$475,000	$475,000
Societe Generale, (0.07%, dated 10/31/14, due 11/3/14; proceeds $215,001; fully collateralized by a U.S. Government Obligation, 0.63% due 7/15/21; valued at $219,391)	215,000	215,000
Societe Generale, (0.07%, dated 10/31/14, due 11/7/14; proceeds $25,000; fully collateralized by a U.S. Government Obligation, 0.13% due 4/15/17; valued at $25,501)	25,000	25,000
Societe Generale, (0.08%, dated 10/31/14, due 11/3/14; proceeds $250,002; fully collateralized by various U.S. Government Obligations, 1.00% - 2.13% due 10/31/18 - 1/31/21; valued at $255,032)	250,000	250,000
Societe Generale, (0.10%, dated 10/31/14, due 11/3/14; proceeds $975,008; fully collateralized by various U.S. Government agency securities, Zero Coupon - 6.00% due 12/1/18 - 4/15/48; valued at $1,004,520)	975,000	975,000
TD Securities USA LLC, (0.08%, dated 10/29/14, due 11/5/14; proceeds $300,005; fully collateralized by various U.S. Government agency securities, 0.14% - 5.50% due 12/19/16 - 8/1/44 and U.S. Government Obligations, 2.00% - 2.63% due 9/30/20 - 11/15/20; valued at $308,915)	300,000	300,000
TD Securities USA LLC, (0.09%, dated 10/30/14, due 11/6/14; proceeds $250,004; fully collateralized by various U.S. Government agency securities, 0.14% - 7.25% due 9/18/15 - 5/15/30 and U.S. Government Obligations, 0.38% - 4.38% due 1/31/15 - 5/15/41; valued at $254,998)	250,000	250,000
Wells Fargo Bank NA, (0.10%, dated 10/31/14, due 11/3/14; proceeds $1,000,008; fully collateralized by various U.S. Government agency securities, Zero Coupon - 8.43% due 11/10/14 - 8/1/44; valued at $1,020,680)	1,000,000	1,000,000
Wells Fargo Securities LLC, (0.08%, dated 10/28/14, due 11/4/14; proceeds $530,008; fully collateralized by various U.S. Government agency securities, 4.00% due 10/1/44 - 10/20/44; valued at $545,700)	530,000	530,000
Wells Fargo Securities LLC, (0.08%, dated 10/29/14, due 11/5/14; proceeds $227,004; fully collateralized by various U.S. Government agency securities, 2.50% - 4.50% due 7/1/29 - 9/1/44; valued at $233,872)	227,000	227,000
Wells Fargo Securities LLC, (0.09%, dated 10/28/14, due 1/28/15; proceeds $130,030; fully collateralized by various U.S. Government Obligations, 0.25% - 2.75% due 7/15/15 - 11/30/16; valued at $132,530)	130,000	130,000
Wells Fargo Securities LLC, (0.10%, dated 10/29/14, due 1/29/15; proceeds $178,045; fully collateralized by various U.S. Government agency securities, 2.50% - 3.00% due 9/1/29 - 10/1/43; valued at $183,306)	178,000	178,000
	Face Amount (000)	Value (000)
Wells Fargo Securities LLC, (0.10%, dated 10/31/14, due 11/3/14; proceeds $75,001; fully collateralized by various U.S. Government agency securities, 3.00% - 4.00% due 5/20/43 - 7/20/44; valued at $77,218)	$75,000	$75,000
Wells Fargo Securities LLC, (0.10%, dated 10/31/14, due 11/3/14; proceeds $75,001; fully collateralized by various U.S. Government agency securities, 3.00% - 4.50% due 5/20/43 - 10/20/44; valued at $77,209)	75,000	75,000
Wells Fargo Securities LLC, (0.10%, dated 8/5/14, due 11/5/14; proceeds $122,031; fully collateralized by various U.S. Government agency securities, Zero Coupon - 4.00% due 3/1/29 - 10/1/44; valued at $125,657)	122,000	122,000
Wells Fargo Securities LLC, (0.11%, dated 8/14/14, due 11/12/14; proceeds $250,069; fully collateralized by various U.S. Government agency securities, 2.50% - 4.00% due 10/1/29 - 11/1/44; valued at $257,646)	250,000	250,000
Total Repurchase Agreements (Cost $19,363,200)		19,363,200
U.S. Agency Securities (37.5%)
Federal Farm Credit Bank,
0.01%, 11/7/14 (a)	66,000	66,000
0.11%, 8/21/15 - 10/23/15 (b)	402,500	402,461
Federal Home Loan Bank,
0.02%, 11/12/14 (a)	133,000	132,999
0.05%, 1/2/15 - 1/14/15 (a)	1,174,000	1,173,898
0.06%, 1/16/15 - 1/21/15 (a)	1,094,000	1,093,859
0.07%, 11/21/14 - 1/23/15 (a)	1,055,000	1,054,879
0.07%, 4/29/15	150,000	149,977
0.08%, 11/12/14 - 11/14/14 (a)	563,862	563,849
0.09%, 11/26/14 (b)	170,000	169,998
0.09%, 1/16/15 - 1/23/15	610,000	610,039
0.10%, 11/3/14 - 3/26/15 (b)	822,600	822,597
0.11%, 11/21/14 - 1/25/16 (b)	2,049,900	2,049,656
0.12%, 10/14/15 - 2/18/16 (b)	1,331,000	1,330,765
0.13%, 2/23/15 - 10/15/15 (b)	1,013,000	1,012,988
0.13%, 1/23/15	79,300	79,313
0.15%, 10/23/15 (b)	129,000	129,039
0.17%, 1/13/15 - 2/12/15	132,400	132,435
0.25%, 1/16/15	65,885	65,911
1.25%, 12/12/14	25,000	25,032
Federal Home Loan Mortgage Corp.,
0.12%, 2/18/16 (b)	467,000	466,908
4.50%, 1/15/15	150,000	151,326
Federal National Mortgage Association
0.12%, 11/27/14 (b)	6,000	6,001
Total U.S. Agency Securities (Cost $11,689,930)		11,689,930
Total Investments (99.5%) (Cost $31,053,130)		31,053,130
Other Assets in Excess of Liabilities (0.5%)		160,123
Net Assets (100.0%)		$31,213,253

(a)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2014.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Government Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	62.4%
U.S. Agency Securities	37.6
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Investment Overview (unaudited)

Government Securities Portfolio

The Government Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing substantially all of its assets in U.S. Treasury obligations and certain U.S. government securities, the interest from which is generally exempt from state income taxation.

Performance

For the fiscal year ended October 31, 2014, the Portfolio's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2014, the Portfolio's Institutional Share Class provide an annualized current yield of 0.01% (subsidized) and -0.54% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.51% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  There was an overall positive trend in economic data in the U.S. over the reporting period. Gross domestic product (GDP) growth registered 3.5% in the fourth quarter of 2013.(1) However, first quarter 2014 GDP growth was weak and well below market expectations at -2.1%, its worst performance in five years. The large decline was largely blamed on the impact of severe winter weather during the first quarter. Despite this contraction, the second quarter 2014 growth rebounded to a robust 4.6% pace. Economic growth remained on sound footing in the third quarter at 3.5%.

•  Labor market conditions also improved over the 12-month period. Although payrolls in December 2013 were weak, up only 84,000, the slump was largely blamed on poor weather conditions preventing people from working rather than a pause in the labor market recovery.(2) Weather kept job growth subdued for another month, with job gains at 144,000 in January 2014. But after that, monthly payroll growth exceeded 200,000 in each of the following nine monthly reports, hitting a two-year high of 304,000 job gains in April 2014. In addition, the unemployment rate continued its decline, from 7.0% in November 2013 to 5.8% in October 2014, the lowest in six years.

•  The actions of the Federal Open Market Committee (FOMC), including the testing of a new tool designed to help control short-term interest rates and the tapering of its monthly bond purchases known as quantitative easing (QE), continued to be a major focus of the markets during the period.

•  In the fall of 2013, the FOMC instructed the Federal Reserve Bank of New York (Fed) to begin testing a fixed-rate, full-allotment reverse repurchase agreement facility (RRP). The purpose of this facility is to give the FOMC better control over short-term interest rates. This tool allows eligible counterparties, such as money market funds, to lend to the Fed on an overnight basis in exchange for high-quality treasury securities. The facility's parameters have changed from time to time. Most recently, in September 2014, the allotment size increased from $10 billion to $30 billion per counterparty per day and the total program size was capped at $300 billion. During instances where bids exceed $300 billion, the RRP rate will be awarded by a modified Dutch auction, otherwise the rate was 0.05%. Due to quarter-end supply constraints, this limit was tested on September 30 with $407.2 billion of demand, as the rate stopped out at 0.00%. In late October, the Fed announced adjusted RRP offering rates for the rest of 2014, ranging from 0.03% to 0.10% and its intention to offer up to $300 billion in term RRPs beginning in December that mature on or about January 2, 2015. This term facility, in addition to the overnight facility, will aid during the collateral squeeze that tends to occur at year-ends.

•  At its December meeting, the FOMC announced that beginning in January 2014, monthly bond purchases would decrease by $10 billion to $75 billion, split equally between Treasuries and mortgage-backed securities (MBS). The FOMC also stated that rates would remain on hold for an extended period as it expanded "forward guidance," or using communications to influence markets. FOMC officials indicated that they believe it will be appropriate to keep interest rates at current low levels "well past" the time that the unemployment rate declines below 6.5%, especially if inflation stays below the FOMC's 2% target. By pairing a long-anticipated tapering with enhanced forward guidance on the direction of interest rates, the FOMC managed to convey that the modest

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

reduction in purchases does not constitute a monetary tightening. Chairman Ben Bernanke indicated that additional tapering could occur throughout 2014.

•  At its January meeting, the FOMC announced another $10 billion reduction in bond purchases to $65 billion, which would start in February, as well as the Committee's intention to continue tapering in "measured steps." The markets expected the FOMC to continue tapering in $10 billion increments at each subsequent meeting, possibly ending the tapering process in the latter half of 2014.

•  As Janet Yellen assumed the office of Federal Reserve Chair in February 2014, her actions largely took over where Chairman Bernanke left off. In March, the FOMC announced another $10 billion reduction in asset purchases to $55 billion per month, reiterating that tapering would continue to occur in "measured steps." The Committee adjusted forward guidance, jettisoning the quantitative guidance of 6.5% unemployment rate and 2% inflation for more qualitative measures as it assesses progress toward its dual mandate of maximum employment and stable prices. The FOMC also shifted forward the expected timing of the first interest rate moves. The median estimates for the fed funds target rate increased by 25 basis points to 1.00% at the end of 2015 and by 50 basis points to 2.25% at the end of 2016.(3) The FOMC mentioned that even as growth, inflation and labor market conditions move back to their longer-run central tendencies, conditions might warrant keeping the fed funds target rate below its longer-run normalized rate.

•  The April FOMC meeting confirmed that the Committee believed the economy was recovering, noting that economic activity "picked up" recently as the economy emerged from the winter doldrums. As such, QE tapering continued with another $10 billion reduction, to $45 billion per month. The message continued that tapering would progress if economic data remained supportive. The FOMC also mentioned that it thought it was "prudent" to begin discussions on an exit strategy from its accommodative policies. When the time comes to increase interest rates, other measures than the traditional open market operations will be required to adjust money market rates due to the

Federal Reserve's enlarged balance sheet. In addition to the ability to pay interest on excess reserves, control in managing rates could be enhanced by using other tools, such as the Fed's RRP and a term deposit facility.

•  The June FOMC meeting actions met market expectations, as the committee trimmed bond buying by another $10 billion to $35 billion per month and restated that tapering would continue in "measured steps." In terms of rates forecasts, the median estimate for the fed funds target rate increased by 12.5 basis points to 1.125% at the end of 2015 and by 25 basis points to 2.50% at the end of 2016. The FOMC also revised GDP and unemployment rate forecasts lower in response to market data releases.

•  At the July FOMC meeting, the Committee tweaked its wording on both inflation and labor market conditions. The FOMC emphasized diminishing deflation risk by changing its statement from "inflation running persistently below its 2% objective could pose risks to economic performance," to "the likelihood of inflation running persistently below its 2% objective has diminished." In terms of the labor market, the Committee moved from conditions "have generally showed further improvement," and, "the unemployment rate, though lower, remains elevated," to "conditions improved, with the unemployment rate declining further." Both of these minor adjustments indicated that the FOMC views economic developments as moving the Committee closer to reaching its dual mandate.

•  The September FOMC meeting statement and accompanying Summary of Economic Projections largely met market expectations. The FOMC stated that it still saw significant under-utilization of labor resources but acknowledged that the economy continued to expand at a moderate pace. The process of tapering the asset purchase program continued as expected, reducing the pace by $10 billion to $15 billion per month. The FOMC indicated that if incoming data is supportive, the program would end at the next Committee meeting. The forward guidance on interest rates remained unchanged as the fed funds rate is set to be kept low for a "considerable" time after the end of the asset purchase program. Despite this

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Government Securities Portfolio

statement, FOMC officials raised their median forecasts for interest rates at the end of 2015 up to 1.375% from 1.125% at the June meeting as 14 of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

•  At the October FOMC meeting, the tapering of the asset purchase program concluded as expected with purchases reduced by a final $15 billion. This reduction came as the Committee upgraded the assessment of the current conditions in the economy and the labor market. The FOMC acknowledged "solid job gains and a lower unemployment rate" and that "underutilization of labor market resources is gradually diminishing." The forward guidance language remained unchanged as the FOMC pledged to keep rates at current levels for a "considerable time," while subsequent decisions will be data dependent.

Management Strategies

•  As of October 31, 2014, the Portfolio had net assets of approximately $54.9 million. The Portfolio's WAM and WAL were 17 days and 17 days, respectively.

•  We continued to remain cautious in our investment approach, focusing on securities with high liquidity and short durations. We continued to hold the majority of the Portfolio in agency obligations, along with a portion in U.S. Treasury obligations. Yields on short-term investments remained very low, which resulted in limited yield opportunities. As a result, we continued to maintain a short maturity profile.

(1)  GDP data cited are from the Bureau of Economic Analysis.

(2)  Employment data cited are from the Bureau of Labor Statistics.

(3)  Fed funds rate projections from the Federal Open Market Committee.

2014 Annual Report

October 31, 2014

Portfolio of Investments

Government Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Agency Securities (84.5%)
Federal Farm Credit Bank
0.01%, 11/7/14 (a)	$1,000	$1,000
Federal Home Loan Bank,
0.01%, 11/3/14 (a)	6,000	6,000
0.05%, 11/4/14 - 11/28/14 (a)	11,205	11,205
0.06%, 11/5/14 - 11/28/14 (a)	11,310	11,309
0.07%, 11/4/14 - 12/24/14 (a)	15,870	15,870
0.08%, 12/24/14 (a)	1,000	1,000
Total U.S. Agency Securities (Cost $46,384)		46,384
U.S. Treasury Security (10.9%)
U.S. Treasury Bill 0.03%, 11/20/14 (b) (Cost $6,000)	6,000	6,000
Total Investments (95.4%) (Cost $52,384)		52,384
Other Assets in Excess of Liabilities (4.6%)		2,530
Net Assets (100.0%)		$54,914

(a)  Purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.

(b)  Rate shown is the yield to maturity at October 31, 2014.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Agency Securities	88.5%
U.S. Treasury Security	11.5
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Investment Overview (unaudited)

Treasury Portfolio

The Treasury Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations, which are backed by the full faith and credit of the U.S. government, and repurchase agreements collateralized by such securities.

Performance

For the fiscal year ended October 31, 2014, the Portfolio's Institutional Share Class had a total return of 0.03%. For the seven-day period ended October 31, 2014, the Portfolio's Institutional Share Class provide an annualized current yield of 0.03% (subsidized) and -0.14% (non-subsidized), while its 30-day moving average annualized yield was 0.03% and -0.12% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  There was an overall positive trend in economic data in the U.S. over the reporting period. Gross domestic product (GDP) growth registered 3.5% in the fourth quarter of 2013.(1) However, first quarter 2014 GDP growth was weak and well below market expectations at -2.1%, its worst performance in five years. The large decline was largely blamed on the impact of severe winter weather during the first quarter. Despite this contraction, the second quarter 2014 growth rebounded to a robust 4.6% pace. Economic growth remained on sound footing in the third quarter at 3.5%.

•  Labor market conditions also improved over the 12-month period. Although payrolls in December 2013 were weak, up only 84,000, the slump was largely blamed on poor weather conditions preventing people from working rather than a pause in the labor market recovery.(2) Weather kept job growth subdued for another month, with job gains at 144,000 in January 2014. But after that, monthly payroll growth exceeded 200,000 in each of the following nine monthly reports, hitting a two-year high of 304,000 job gains in April 2014. In addition, the unemployment rate continued its decline, from 7.0% in November 2013 to 5.8% in October 2014, the lowest in six years.

•  The actions of the Federal Open Market Committee (FOMC), including the testing of a new tool designed to help control short-term interest rates and the tapering of its monthly bond purchases known as quantitative easing (QE), continued to be a major focus of the markets during the period.

•  In the fall of 2013, the FOMC instructed the Federal Reserve Bank of New York (Fed) to begin testing a fixed-rate, full-allotment reverse repurchase agreement facility (RRP). The purpose of this facility is to give the FOMC better control over short-term interest rates. This tool allows eligible counterparties, such as money market funds, to lend to the Fed on an overnight basis in exchange for high-quality treasury securities. The facility's parameters have changed from time to time. Most recently, in September 2014, the allotment size increased from $10 billion to $30 billion per counterparty per day and the total program size was capped at $300 billion. During instances where bids exceed $300 billion, the RRP rate will be awarded by a modified Dutch auction, otherwise the rate was 0.05%. Due to quarter-end supply constraints, this limit was tested on September 30 with $407.2 billion of demand, as the rate stopped out at 0.00%. In late October, the Fed announced adjusted RRP offering rates for the rest of 2014, ranging from 0.03% to 0.10% and its intention to offer up to $300 billion in term RRPs beginning in December that mature on or about January 2, 2015. This term facility, in addition to the overnight facility, will aid during the collateral squeeze that tends to occur at year-ends.

•  At its December meeting, the FOMC announced that beginning in January 2014, monthly bond purchases would decrease by $10 billion to $75 billion, split equally between Treasuries and mortgage-backed securities (MBS). The Committee also stated that rates would remain on hold for an extended period as it expanded "forward guidance," or using communications to influence markets. FOMC officials indicated that they believe it will be appropriate to keep interest rates at current low levels "well past" the time that the unemployment rate declines below 6.5%, especially if inflation stays below the FOMC's 2% target. By pairing a long-anticipated tapering with enhanced forward guidance on the direction of interest rates, the

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

FOMC managed to convey that the modest reduction in purchases does not constitute a monetary tightening. Chairman Ben Bernanke indicated that additional tapering could occur throughout 2014.

•  At its January meeting, the FOMC announced another $10 billion reduction in bond purchases to $65 billion, which would start in February, as well as the Committee's intention to continue tapering in "measured steps." The markets expected the FOMC to continue tapering in $10 billion increments at each subsequent meeting, possibly ending the tapering process in the latter half of 2014.

•  As Janet Yellen assumed the office of Federal Reserve Chair in February 2014, her actions largely took over where Chairman Bernanke left off. In March, the FOMC announced another $10 billion reduction in asset purchases to $55 billion per month, reiterating that tapering would continue to occur in "measured steps." The Committee adjusted forward guidance, jettisoning the quantitative guidance of 6.5% unemployment rate and 2% inflation for more qualitative measures as it assesses progress toward its dual mandate of maximum employment and stable prices. The FOMC also shifted forward the expected timing of the first interest rate moves. The median estimates for the fed funds target rate increased by 25 basis points to 1.00% at the end of 2015 and by 50 basis points to 2.25% at the end of 2016.(3) The FOMC mentioned that even as growth, inflation and labor market conditions move back to their longer-run central tendencies, conditions might warrant keeping the fed funds target rate below its longer-run normalized rate.

•  The April FOMC meeting confirmed that the Committee believed the economy was recovering, noting that economic activity "picked up" recently as the economy emerged from the winter doldrums. As such, QE tapering continued with another $10 billion reduction, to $45 billion per month. The message continued that tapering would progress if economic data remained supportive. The FOMC also mentioned that it thought it was "prudent" to begin discussions on an exit strategy from its accommodative policies. When the time comes to increase interest rates, other measures than the traditional open market operations will be required to adjust money market rates due to the Federal Reserve's enlarged balance sheet. In addition to the ability to pay interest on excess reserves, control in managing rates could be enhanced by using other tools, such as the Fed's RRP and a term deposit facility.

•  The June FOMC meeting actions met market expectations, as the Committee trimmed bond buying by another $10 billion to $35 billion per month and restated that tapering would continue in "measured steps." In terms of rates forecasts, the median estimate for the fed funds target rate increased by 12.5 basis points to 1.125% at the end of 2015 and by 25 basis points to 2.50% at the end of 2016. The FOMC also revised GDP and unemployment rate forecasts lower in response to market data releases.

•  At the July FOMC meeting, the Committee tweaked its wording on both inflation and labor market conditions. The FOMC emphasized diminishing deflation risk by changing its statement from "inflation running persistently below its 2% objective could pose risks to economic performance," to "the likelihood of inflation running persistently below its 2% objective has diminished." In terms of the labor market, the Committee moved from conditions "have generally showed further improvement," and, "the unemployment rate, though lower, remains elevated," to "conditions improved, with the unemployment rate declining further." Both of these minor adjustments indicated that the FOMC views economic developments as moving the Committee closer to reaching its dual mandate.

•  The September FOMC meeting statement and accompanying Summary of Economic Projections largely met market expectations. The FOMC stated that it still saw significant under-utilization of labor resources but acknowledged that the economy continued to expand at a moderate pace. The process of tapering the asset purchase program continued as expected, reducing the pace by $10 billion to $15 billion per month. The FOMC indicated that if incoming data is supportive, the program would end at the next Committee meeting. The forward guidance on interest rates remained unchanged as the fed funds rate is set to

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Treasury Portfolio

be kept low for a "considerable" time after the end of the asset purchase program. Despite this statement, Fed officials raised their median forecasts for interest rates at the end of 2015 up to 1.375% from 1.125% at the June meeting as 14 of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

•  At the October FOMC meeting, the tapering of the asset purchase program concluded as expected with purchases reduced by a final $15 billion. This reduction came as the Committee upgraded the assessment of the current conditions in the economy and the labor market. The FOMC acknowledged "solid job gains and a lower unemployment rate" and that "underutilization of labor market resources is gradually diminishing." The forward guidance language remained unchanged as the FOMC pledged to keep rates at current levels for a "considerable time," while subsequent decisions will be data dependent.

Management Strategies

•  As of October 31, 2014, the Portfolio had net assets of approximately $18.2 billion. The Portfolio's WAM and WAL were 12 days and 18 days, respectively.

•  We continued to hold the majority of the Portfolio in repurchase agreements collateralized by U.S. Treasury obligations, along with our direct holdings of U.S. Treasury bills and notes. Yields on short-term Treasuries remained very low, which resulted in limited yield opportunities. As a result, we continued to maintain a short maturity profile.

(1)  GDP data cited are from the Bureau of Economic Analysis.

(2)  Employment data cited are from the Bureau of Labor Statistics.

(3)  Fed funds rate projections from the Federal Open Market Committee.

2014 Annual Report

October 31, 2014

Portfolio of Investments

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (90.8%)
ABN Amro Securities LLC, (0.09%, dated 10/31/14, due 11/3/14; proceeds $150,001; fully collateralized by various U.S. Government Obligations, 0.38% - 5.50% due 6/30/15 - 2/15/43; valued at $152,904)	$150,000	$150,000
Bank of Montreal, (0.07%, dated 10/31/14, due 11/3/14; proceeds $50,000; fully collateralized by a U.S. Government Obligation, 1.63% due 7/31/19; valued at $51,006)	50,000	50,000
Bank of Nova Scotia, (0.10%, dated 10/31/14, due 11/3/14; proceeds $150,001; fully collateralized by various U.S. Government Obligations, 0.38% - 8.88% due 5/15/15 - 8/15/41; valued at $152,929)	150,000	150,000
Bank of Nova Scotia, (0.15%, dated 9/8/14, due 9/8/15; proceeds $500,760; fully collateralized by various U.S. Government Obligations, Zero Coupon - 8.88% due 10/31/14 - 8/15/44; valued at $509,844) (Demand 11/7/14)	500,000	500,000
Bank of Nova Scotia, (0.17%, dated 8/26/14, due 8/26/15; proceeds $200,345; fully collateralized by various U.S. Government Obligations, Zero Coupon - 8.75% due 11/30/14 - 8/15/42; valued at $203,982) (Demand 11/7/14)	200,000	200,000
Barclays Capital, Inc., (0.08%, dated 10/31/14, due 11/3/14; proceeds $90,001; fully collateralized by a U.S. Government Obligation, 2.00% due 10/31/21; valued at $91,800)	90,000	90,000
BNP Paribas Securities Corp., (0.05%, dated 10/14/14, due 1/12/15; proceeds $500,063; fully collateralized by various U.S. Government Obligations, Zero Coupon - 3.88% due 4/15/18 - 11/15/43; valued at $509,710) (Demand 11/7/14)	500,000	500,000
BNP Paribas Securities Corp., (0.06%, dated 10/20/14, due 1/20/15; proceeds $250,038; fully collateralized by various U.S. Government Obligations, Zero Coupon - 3.13% due 4/15/15 - 2/15/44; valued at $255,033) (Demand 11/7/14)	250,000	250,000
BNP Paribas Securities Corp., (0.07%, dated 10/24/14, due 1/22/15; proceeds $175,031; fully collateralized by various U.S. Government Obligations, Zero Coupon - 1.25% due 9/30/16 - 11/15/43; valued at $178,520)	175,000	175,000
BNP Paribas Securities Corp., (0.07%, dated 8/8/14, due 11/6/14; proceeds $250,044; fully collateralized by various U.S. Government Obligations, Zero Coupon - 2.00% due 11/15/14 - 11/15/42; valued at $254,995)	250,000	250,000
BNP Paribas Securities Corp., (0.08%, dated 10/31/14, due 11/3/14; proceeds $250,002; fully collateralized by various U.S. Government Obligations, 0.38% - 3.13% due 4/15/15 - 5/31/21; valued at $255,012)	250,000	250,000
	Face Amount (000)	Value (000)
Citigroup Global Markets, Inc., (0.08%, dated 10/30/14, due 11/6/14; proceeds $450,007; fully collateralized by various U.S. Government Obligations, Zero Coupon - 3.63% due 4/15/16 - 5/15/44; valued at $458,898)	$450,000	$450,000
Credit Agricole Corp., (0.08%, dated 10/31/14, due 11/3/14; proceeds $450,003; fully collateralized by a U.S. Government Obligation, 0.13% due 4/15/16; valued at $459,025)	450,000	450,000
Credit Suisse Securities USA, (0.06%, dated 10/7/14, due 1/7/15; proceeds $40,006; fully collateralized by various U.S. Government Obligations, 0.13% - 2.00% due 7/15/21 - 1/15/26; valued at $40,805)	40,000	40,000
Credit Suisse Securities USA, (0.06%, dated 9/22/14, due 12/22/14; proceeds $85,013; fully collateralized by a U.S. Government Obligation, 2.13% due 2/15/41; valued at $86,703)	85,000	85,000
Credit Suisse Securities USA, (0.09%, dated 10/31/14, due 11/3/14; proceeds $45,000; fully collateralized by a U.S. Government Obligation, 2.00% due 1/15/26; valued at $45,904)	45,000	45,000
Federal Reserve Bank of New York, (0.05%, dated 10/31/14, due 11/3/14; proceeds $9,475,039; fully collateralized by various U.S. Government Obligations, 1.75% - 2.75% due 2/28/18 - 10/31/18; valued at $9,475,000)	9,475,000	9,475,000
HSBC Securities USA, Inc., (0.06%, dated 10/28/14, due 11/4/14; proceeds $290,003; fully collateralized by various U.S. Government Obligations, 0.25% - 3.50% due 2/28/15 - 5/15/20; valued at $295,800)	290,000	290,000
HSBC Securities USA, Inc., (0.06%, dated 10/30/14, due 11/6/14; proceeds $450,005; fully collateralized by various U.S. Government Obligations, 0.25% - 3.63% due 11/30/14 - 8/15/43; valued at $459,004)	450,000	450,000
JP Morgan Securities LLC, (0.10%, dated 10/31/14, due 11/3/14; proceeds $95,001; fully collateralized by various U.S. Government Obligations, 0.13% due 4/15/16 - 7/15/24; valued at $96,902)	95,000	95,000
Merrill Lynch Pierce Fenner & Smith, (0.08%, dated 10/30/14, due 11/6/14; proceeds $200,003; fully collateralized by various U.S. Government Obligations, Zero Coupon - 3.38% due 11/15/19 - 8/15/27; valued at $204,327)	200,000	200,000
Merrill Lynch Pierce Fenner & Smith, (0.10%, dated 10/31/14, due 11/3/14; proceeds $95,001; fully collateralized by various U.S. Government Obligations, Zero Coupon - 1.88% due 7/15/15 - 2/15/33; valued at $96,987)	95,000	95,000
Natixis, (0.11%, dated 10/31/14, due 11/3/14; proceeds $650,006; fully collateralized by various U.S. Government Obligations, Zero Coupon - 8.75% due 11/30/14 - 11/15/43; valued at $662,857)	650,000	650,000

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Treasury Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
Societe Generale, (0.06%, dated 10/30/14, due 11/6/14; proceeds $150,002; fully collateralized by various U.S. Government Obligations, Zero Coupon - 11.25% due 2/15/15 - 5/15/44; valued at $153,032)	$150,000	$150,000
Societe Generale, (0.07%, dated 10/31/14, due 11/3/14; proceeds $120,001; fully collateralized by various U.S. Government Obligations, 0.13% - 0.38% due 4/15/18 - 7/15/23; valued at $122,430)	120,000	120,000
Societe Generale, (0.07%, dated 10/31/14, due 11/7/14; proceeds $725,010; fully collateralized by various U.S. Government Obligations, Zero Coupon - 2.75% due 4/15/15 - 11/15/42; valued at $739,379)	725,000	725,000
Societe Generale, (0.08%, dated 10/31/14, due 11/3/14; proceeds $250,002; fully collateralized by various U.S. Government Obligations, 1.38% - 2.75% due 9/30/18 - 11/15/23; valued at $254,736)	250,000	250,000
Wells Fargo Securities LLC, (0.08%, dated 10/31/14, due 11/3/14; proceeds $50,000; fully collateralized by a U.S. Government Obligation, 0.38% due 10/31/16; valued at $51,000)	50,000	50,000
Wells Fargo Securities LLC, (0.08%, dated 10/31/14, due 11/3/14; proceeds $50,000; fully collateralized by a U.S. Government Obligation, 3.75% due 11/15/18; valued at $50,990)	50,000	50,000
Wells Fargo Securities LLC, (0.09%, dated 10/28/14, due 1/28/15; proceeds $35,008; fully collateralized by a U.S. Government Obligation, 3.75% due 11/15/18; valued at $35,653)	35,000	35,000
Wells Fargo Securities LLC, (0.09%, dated 8/14/14, due 11/12/14; proceeds $75,017; fully collateralized by a U.S. Government Obligation, 2.00% due 5/31/21; valued at $76,533)	75,000	75,000
Wells Fargo Securities LLC, (0.09%, dated 8/25/14, due 11/24/14; proceeds $200,046; fully collateralized by various U.S. Government Obligations, 0.38% - 0.63% due 4/30/16 - 9/30/17; valued at $203,544)	200,000	200,000
Total Repurchase Agreements (Cost $16,545,000)		16,545,000
U.S. Treasury Securities (8.9%)
U.S. Treasury Bill
0.06%, 4/30/15 (a)	100,000	99,972
U.S. Treasury Notes,
0.07%, 1/31/16 (b)	147,500	147,471
0.09%, 4/30/16 (b)	60,000	60,003
0.13%, 12/31/14 - 4/30/15	642,000	642,107
0.25%, 11/30/14	125,000	125,017
0.38%, 4/15/15	125,000	125,172
	Face Amount (000)	Value (000)
2.13%, 11/30/14	$100,000	$100,151
2.25%, 1/31/15	250,000	251,338
2.63%, 12/31/14	43,000	43,175
4.00%, 2/15/15	25,000	25,280
Total U.S. Treasury Securities (Cost $1,619,686)		1,619,686
Total Investments (99.7%) (Cost $18,164,686)		18,164,686
Other Assets in Excess of Liabilities (0.3%)		54,746
Net Assets (100.0%)		$18,219,432

(a)  Rate shown is the yield to maturity at October 31, 2014.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2014.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	91.1%
U.S. Treasury Securities	8.9
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Investment Overview (unaudited)

Treasury Securities Portfolio

The Treasury Securities Portfolio seeks preservation of capital, daily liquidity and maximum current income. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing exclusively in U.S. Treasury obligations. Such obligations are backed by the full faith and credit of the U.S. government.

Performance

For the fiscal year ended October 31, 2014, the Portfolio's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2014, the Portfolio's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and -0.19% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.20% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  There was an overall positive trend in economic data in the U.S. over the reporting period. Gross domestic product (GDP) growth registered 3.5% in the fourth quarter of 2013.(1) However, first quarter 2014 GDP growth was weak and well below market expectations at -2.1%, its worst performance in five years. The large decline was largely blamed on the impact of severe winter weather during the first quarter. Despite this contraction, the second quarter 2014 growth rebounded to a robust 4.6% pace. Economic growth remained on sound footing in the third quarter at 3.5%.

•  Labor market conditions also improved over the 12-month period. Although payrolls in December 2013 were weak, up only 84,000, the slump was largely blamed on poor weather conditions preventing people from working rather than a pause in the labor market recovery.(2) Weather kept job growth subdued for another month, with job gains at 144,000 in January 2014. But after that, monthly payroll growth exceeded 200,000 in each of the following nine monthly reports, hitting a two-year high of 304,000 job gains in April 2014. In addition, the unemployment rate continued its decline, from 7.0% in November 2013 to 5.8% in October 2014, the lowest in six years.

•  The actions of the Federal Open Market Committee (FOMC), including the testing of a new tool designed to help control short-term interest rates and the tapering of its monthly bond purchases known as quantitative easing (QE), continued to be a major focus of the markets during the period.

•  In the fall of 2013, the FOMC instructed the Federal Reserve Bank of New York (Fed) to begin testing a fixed-rate, full-allotment reverse repurchase agreement facility (RRP). The purpose of this facility is to give the FOMC better control over short-term interest rates. This tool allows eligible counterparties, such as money market funds, to lend to the Fed on an overnight basis in exchange for high-quality treasury securities. The facility's parameters have changed from time to time. Most recently, in September 2014, the allotment size increased from $10 billion to $30 billion per counterparty per day and the total program size was capped at $300 billion. During instances where bids exceed $300 billion, the RRP rate will be awarded by a modified Dutch auction, otherwise the rate was 0.05%. Due to quarter-end supply constraints, this limit was tested on September 30 with $407.2 billion of demand, as the rate stopped out at 0.00%. In late October, the Fed announced adjusted RRP offering rates for the rest of 2014, ranging from 0.03% to 0.10% and its intention to offer up to $300 billion in term RRPs beginning in December that mature on or about January 2, 2015. This term facility, in addition to the overnight facility, will aid during the collateral squeeze that tends to occur at year-ends.

•  At its December meeting, the FOMC announced that beginning in January 2014, monthly bond purchases would decrease by $10 billion to $75 billion, split equally between Treasuries and mortgage-backed securities (MBS). The Committee also stated that rates would remain on hold for an extended period as it expanded "forward guidance," or using communications to influence markets. FOMC officials indicated that they believe it will be appropriate to keep interest rates at current low levels "well past" the time that the unemployment rate declines below 6.5%, especially if inflation stays below the FOMC's 2% target. By pairing a long-anticipated tapering with enhanced forward guidance on the direction of interest rates, the FOMC

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

managed to convey that the modest reduction in purchases does not constitute a monetary tightening. Chairman Ben Bernanke indicated that additional tapering could occur throughout 2014.

•  At its January meeting, the FOMC announced another $10 billion reduction in bond purchases to $65 billion, which would start in February, as well as the Committee's intention to continue tapering in "measured steps." The markets expected the FOMC to continue tapering in $10 billion increments at each subsequent meeting, possibly ending the tapering process in the latter half of 2014.

•  As Janet Yellen assumed the office of Federal Reserve Chair in February 2014, her actions largely took over where Chairman Bernanke left off. In March, the FOMC announced another $10 billion reduction in asset purchases to $55 billion per month, reiterating that tapering would continue to occur in "measured steps." The Committee adjusted forward guidance, jettisoning the quantitative guidance of 6.5% unemployment rate and 2% inflation for more qualitative measures as it assesses progress toward its dual mandate of maximum employment and stable prices. The FOMC also shifted forward the expected timing of the first interest rate moves. The median estimates for the fed funds target rate increased by 25 basis points to 1.00% at the end of 2015 and by 50 basis points to 2.25% at the end of 2016.(3) The FOMC mentioned that even as growth, inflation and labor market conditions move back to their longer-run central tendencies, conditions might warrant keeping the fed funds target rate below its longer-run normalized rate.

•  The April FOMC meeting confirmed that the Committee believed the economy was recovering, noting that economic activity "picked up" recently as the economy emerged from the winter doldrums. As such, QE tapering continued with another $10 billion reduction, to $45 billion per month. The message continued that tapering would progress if economic data remained supportive. The FOMC also mentioned that it thought it was "prudent" to begin discussions on an exit strategy from its accommodative policies. When the time comes to increase interest rates, other measures than the traditional open market operations will be required to adjust money market rates due to the Federal Reserve's enlarged balance sheet. In addition to the ability to pay interest on excess reserves, control in managing rates could be enhanced by using other tools, such as the Fed's RRP and a term deposit facility.

•  The June FOMC meeting actions met market expectations, as the Committee trimmed bond buying by another $10 billion to $35 billion per month and restated that tapering would continue in "measured steps." In terms of rates forecasts, the median estimate for the fed funds target rate increased by 12.5 basis points to 1.125% at the end of 2015 and by 25 basis points to 2.50% at the end of 2016. The FOMC also revised GDP and unemployment rate forecasts lower in response to market data releases.

•  At the July FOMC meeting, the Committee tweaked its wording on both inflation and labor market conditions. The FOMC emphasized diminishing deflation risk by changing its statement from "inflation running persistently below its 2% objective could pose risks to economic performance," to "the likelihood of inflation running persistently below its 2% objective has diminished." In terms of the labor market, the Committee moved from conditions "have generally showed further improvement," and, "the unemployment rate, though lower, remains elevated," to "conditions improved, with the unemployment rate declining further." Both of these minor adjustments indicated that the FOMC views economic developments as moving the Committee closer to reaching its dual mandate.

•  The September FOMC meeting statement and accompanying Summary of Economic Projections largely met market expectations. The FOMC stated that it still saw significant under-utilization of labor resources but acknowledged that the economy continued to expand at a moderate pace. The process of tapering the asset purchase program continued as expected, reducing the pace by $10 billion to $15 billion per month. The FOMC indicated that if incoming data is supportive, the program would end at the next Committee meeting. The forward guidance on interest rates remained unchanged as the fed funds rate is set to be kept low for a "considerable" time after the end

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Treasury Securities Portfolio

of the asset purchase program. Despite this statement, Fed officials raised their median forecasts for interest rates at the end of 2015 up to 1.375% from 1.125% at the June meeting as 14 of the 17 voting members believe that 2015 will be the appropriate time to increase interest rates off of the zero bound.

•  At the October FOMC meeting, the tapering of the asset purchase program concluded as expected with purchases reduced by a final $15 billion. This reduction came as the Committee upgraded the assessment of the current conditions in the economy and the labor market. The FOMC acknowledged "solid job gains and a lower unemployment rate" and that "underutilization of labor market resources is gradually diminishing." The forward guidance language remained unchanged as the FOMC pledged to keep rates at current levels for a "considerable time," while subsequent decisions will be data dependent.

Management Strategies

•  As of October 31, 2014, the Portfolio had net assets of approximately $5.6 billion. The Portfolio's WAM and WAL were 24 days and 31 days, respectively.

•  This Portfolio is invested 100% in U.S. Treasury obligations. Yields on short-term Treasuries remained very low, which resulted in limited yield opportunities. As a result, we continued to maintain a short maturity profile.

(1)  GDP data cited are from the Bureau of Economic Analysis.

(2)  Employment data cited are from the Bureau of Labor Statistics.

(3)  Fed funds rate projections from the Federal Open Market Committee.

2014 Annual Report

October 31, 2014

Portfolio of Investments

Treasury Securities Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Securities (95.8%)
U.S. Treasury Bills,
0.02%, 11/13/14 - 11/28/14 (a)	$1,830,000	$1,829,983
0.03%, 11/13/14 - 11/20/14 (a)	2,210,000	2,209,970
0.06%, 12/11/14 (a)	15,000	14,999
U.S. Treasury Notes,
0.07%, 1/31/16 (b)	52,500	52,490
0.09%, 4/30/16 (b)	20,000	20,001
0.13%, 12/31/14 - 4/30/15	185,000	185,033
0.25%, 11/30/14 - 2/28/15	160,000	160,038
0.38%, 11/15/14 - 4/15/15	525,000	525,091
2.13%, 11/30/14	200,000	200,311
2.38%, 2/28/15	25,000	25,188
2.63%, 12/31/14	74,000	74,298
4.00%, 2/15/15	65,000	65,727
Total Investments (95.8%) (Cost $5,363,129)		5,363,129
Other Assets in Excess of Liabilities (4.2%)		235,291
Net Assets (100.0%)		$5,598,420

(a)  Rate shown is the yield to maturity at October 31, 2014.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2014.

Portfolio Composition

Classification	Percentage of Total Investments
U.S. Treasury Securities	100.0%
Total Investments	100.0%

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Investment Overview (unaudited)

Tax-Exempt Portfolio

The Tax-Exempt Portfolio seeks to maximize current income exempt from federal income tax to the extent consistent with preservation of capital and maintenance of liquidity. The Portfolio seeks to maintain a stable net asset value of $1.00 per share by investing at least 80% of its assets in high quality short-term municipal obligations, the interest of which is exempt from federal income taxes and is not subject to the federal alternative minimum tax. The Portfolio may invest up to 20% of its assets in taxable money market securities or in municipal obligations that pay interest income that may be subject to the alternative minimum tax. However, it is currently intended that the Portfolio will be managed so that income generated by the Portfolio will not be subject to the alternative minimum tax.

Performance

For the fiscal year ended October 31, 2014, the Portfolio's Institutional Share Class had a total return of 0.01%. For the seven-day period ended October 31, 2014, the Portfolio's Institutional Share Class provided an annualized current yield of 0.01% (subsidized) and -0.31% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and -0.30% (non-subsidized). Yield quotation more closely reflects the current earnings of the Portfolio than the total return. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Municipal credit quality has been improving in general as most states and many local governments recover slowly from the recession. More cities are hiring as the reviving economy and rising property taxes loosen the reins on spending, according to a report released by the National League of Cities. One-third of cities and towns saw increasing workforces this year, while 18% of them saw reductions, according to the report.(i)

•  As budgetary pressures subside, municipal issuers have seen a reduced need for cash flow borrowing. The most notable examples are the States of California and Texas. Texas issued its annual tax and revenue anticipation notes, or TRANs, during the last week of August and saw strong demand for the one-year notes, driving the net interest rate down to the lowest borrowing cost since the state began issuing TRANs in 1987.(ii) California priced its annual revenue anticipation notes (RANs) in mid-September at the lowest borrowing cost since the state began issuing RANs as well.(iii) As evidence of their success in narrowing cash flow imbalances, the California and Texas offerings were considerably smaller in size than the amounts borrowed last year, which in turn were down significantly from the year before.

•  Despite very attractive financing rates and large infrastructure needs, municipal debt issuance on the whole has been running below average. State officials must balance infrastructure funding against other spending priorities in an overall environment of fiscal restraint. In one solution, U.S. states have been increasingly drawn to public-private partnerships to fund large infrastructure projects. They are becoming more comfortable with private investment, in part because there are more examples of successful projects and fewer alternatives to pay for mounting infrastructure needs.

•  At the short end of the municipal market, total outstanding Variable Rate Demand Obligations (VRDOs) declined in 2014, continuing a multi-year trend. In an environment of historically low interest rates, municipal issuers have moved to lock in long-term, fixed-rate financing. As a result, the market has witnessed an ongoing stream of variable-to-fixed rate conversions and new VRDO issuance remains flat.

•  The seasonal volatility of tax-free money market yields has become much more muted as the near-zero interest rate environment persists. Shrinking supply has more than offset the decline in investor demand, helping to keep a lid on short-term municipal interest rates. For the first 10 months of 2014, the SIFMA Index has ranged from a record low of 3 basis points in early January to a high of 12 basis points during the tax-payment redemption season in April.(iv) For the comparable period one year earlier, the Index followed a similar path but ranged from a low of 5 basis points to a high of 23 basis points, nearly double this year's high.

Management Strategies

•  With short-term municipal interest rates hovering near zero and the maturity yield curve highly compressed, there has been little incentive to extend

2014 Annual Report

October 31, 2014

Investment Overview (unaudited) (cont'd)

Tax-Exempt Portfolio

portfolio duration. Daily and weekly VRDOs continue to represent the large majority of investment commitments. Portions of the Portfolio are also allocated to longer floating-rate structures and short-maturity tax-exempt commercial paper. Purchases of longer-term fixed rate instruments have been highly selective. The Portfolio's WAM and WAL were 33 and 34 days, respectively, at month-end.

•  Municipal government finances are on the mend and budgetary performance has improved, but state and local borrowers still face significant challenges. We will adhere to a cautious approach in the weeks and months immediately ahead, staying alert to ongoing developments. With the Fed's program of quantitative easing now fully unwound, we will continue to emphasize high levels of liquidity as the market tries to gauge the timing of next steps.

(i)  "Cities Hiring Most Since 2008 as Economy Eases Strains," William Selway, Bloomberg.com, Oct. 14, 2014

(ii)  "Rates on $5.4 Billion Texas Notes Hit Record Low," Richard Williamson, The Bond Buyer, Aug. 26, 2014

(iii)  "California RANs Break Record for Low Yields," Tonya Chin, The Bond Buyer, Sept. 10, 2014

(iv)  Source for SIFMA Index data: Bloomberg LP. SIFMA Index is issued weekly and is compiled from the weekly interest rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data which meet specific criteria established from time to time by The Securities Industry and Financial Markets Association.

2014 Annual Report

October 31, 2014

Portfolio of Investments

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Tax-Exempt Instruments (99.9%)
Weekly Variable Rate Bonds (53.0%)
California Health Facilities Financing Authority, Kaiser Permanente Ser 2006 C 0.04%, 6/1/41	$7,700	$7,700
District of Columbia, The Pew Charitable Trusts Ser 2008 A 0.05%, 4/1/38	9,780	9,780
Eastern Municipal Water District, CA, Water & Sewer Ser 2008 A COPs 0.04%, 7/1/30	3,700	3,700
Houston, TX, Combined Utility System First Lien Ser 2004 B6 0.05%, 5/15/34	6,800	6,800
JP Morgan Chase & Co., NJ, New Jersey State Ser Fiscal 2015 TRANs PUTTERs Ser 4461 0.10%, 6/26/15 (a)	2,000	2,000
Main Street Natural Gas, Inc., GA, Gas Ser 2010 A 0.05%, 8/1/40	7,970	7,970
Massachusetts School Building Authority, Senior Dedicated Sales Tax Ser 2013 A Eagle #20140003 CLASS A 0.06%, 5/15/38 (a)	4,125	4,125
Massachusetts Water Resources Authority, Gen Ser 2008 A-2 0.04%, 8/1/37	2,210	2,210
Mobile Downtown Redevelopment Authority, AL, Gulf Opportunity Zone Austal USA LLC Ser 2011 A 0.04%, 5/1/41	7,105	7,105
Gulf Opportunity Zone Austal USA LLC Ser 2011 B 0.04%, 5/1/41	8,590	8,590
North Carolina Medical Care Commission, Cape Fear Valley Health System Ser 2008 A-2 0.05%, 10/1/36	8,600	8,600
Pinellas County Health Facilities Authority, FL, Baycare Health System Ser 2009 A-2 0.05%, 11/1/38	2,800	2,800
RBC Municipal Products Trust, Inc., TX, San Antonio Electric & Gas Systems Junior Lien Ser 2013 Floater Certificates Ser O-75 0.05%, 2/1/21 (a)	5,000	5,000
Rib Floater Credit Enhanced Trust, New Jersey Health Care Facilities Financing Authority University Hospital Ser 2013A BANs Trust Receipts Ser 2013 FR-14WE 0.10%, 7/3/17 (a)	5,000	5,000
University of Massachusetts Building Authority, Senior Ser 2011-1 0.04%, 11/1/34	3,100	3,100
University of Texas Regents, Permanent University Fund Ser 2008 A 0.03%, 7/1/37	2,000	2,000
Wells Fargo Stage Trust, UT, Riverton IHC Health Services, Inc. Ser 2012 A Stage Trust Ser 2012-33C 0.06%, 5/15/39 (a)	1,995	1,995
		88,475
	Face Amount (000)	Value (000)
Daily Variable Rate Bonds (26.6%)
Gulf Coast Industrial Development Authority, TX, ExxonMobil Project Ser 2012 0.07%, 11/1/41	$7,400	$7,400
JP Morgan Chase & Co., NJ, New Jersey State Ser Fiscal 2015 TRANs PUTTERs Ser 4459 0.07%, 6/26/15 (a)	8,000	8,000
Mississippi Business Finance Corporation, Chevron USA Ser 2007 A 0.06%, 12/1/30	4,500	4,500
New York City Municipal Water Finance Authority, NY, Water & Sewer System Fiscal 2008 Ser B-3 0.06%, 6/15/25	6,600	6,600
New York City Transitional Finance Authority, NY, Future Tax Fiscal 2014 Ser D Subser D-3 0.07%, 2/1/44	3,000	3,000
New York City, NY, Fiscal 2008 Ser J Subser J-3 0.07%, 8/1/23	2,900	2,900
Fiscal 2012 Subser G-6 0.07%, 4/1/42	7,300	7,300
Fiscal 2013 Ser F Subser F-3 0.06%, 3/1/42	4,600	4,600
		44,300
Put Option Bonds (13.7%)
Illinois Finance Authority, Advocate Health Care Window Ser 2011 B Illinois Finance Authority 0.17%, 4/1/51 (b)	1,400	1,400
JP Morgan Chase & Co., NJ, New Jersey State Ser Fiscal 2015 TRANs PUTTERs Ser 4460 0.12%, 6/26/15 (a)(b)	2,000	2,000
JP Morgan Chase & Co., NY, Battery Park City Authority Junior Ser C PUTTERs Ser 4410 0.10%, 8/1/18 (a)(b)	2,000	2,000
Kentucky Economic Development Finance Authority, Catholic Health Initiatives Window Ser 2011 B-1 0.20%, 2/1/46 (b)	1,000	1,000
Catholic Health Initiatives Window Ser 2011 B-3 0.20%, 2/1/46 (b)	1,300	1,300
New York Liberty Development Corporation, NY, 3 World Trade Center Ser 2011 A-1 0.15%, 12/1/49 (a)(b)	4,000	4,000
Norfolk Economic Development Authority, VA, Sentara Healthcare Window Ser 2010 B 0.17%, 11/1/34 (b)	2,970	2,970
Sentara Healthcare Window Ser 2010 C 0.17%, 11/1/34 (b)	2,970	2,970
Sentara Healthcare Window Ser 2012 A 0.13%, 11/1/34 (b)	1,045	1,045
Orlando Utilities Commission, FL, Utility System Window Ser 2011 A 0.16%, 10/1/27 (b)	1,000	1,000
Polk County Industrial Development Authority, FL, BayCare Health System Window Ser 2014 A-1 0.13%, 11/15/44 (b)	1,000	1,000
Suffolk Economic Development Authority, VA, Sentara Healthcare Ser 2008 Eagle #20130014 Class A 0.13%, 11/1/35 (a)(b)	1,045	1,045

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Portfolio of Investments (cont'd)

Tax-Exempt Portfolio

	Face Amount (000)	Value (000)
Put Option Bonds (cont'd)
University of Massachusetts Building Authority, Commonwealth Guaranteed Window Senior Ser 2011-2 0.14%, 11/1/34 (b)	$1,200	$1,200
		22,930
Commercial Paper (c) (4.2%)
Montgomery County, MD, 2009 Ser A BANs 0.07%, 12/5/14	1,000	1,000
San Antonio, TX, Electric & Gas Systems Ser B 0.07%, 12/11/14	2,000	2,000
Water System Ser 2012 A 0.06%, 12/1/14	4,000	4,000
		7,000
Municipal Bonds & Notes (2.4%)
Hazard, KY, Appalachian Regional Healthcare Ser 2013 BANs 1.00%, 12/1/14	500	500
Pikeville, KY, Hospital Improvement Pikeville Medical Center, Inc. Expansion 1.00%, 3/1/15	1,000	1,002
Texas, Ser 2014 TRANs 1.50%, 8/31/15	2,000	2,023
University of Texas Regents, Financing System Ser 2012 A 5.00%, 8/15/15	500	519
		4,044
Total Investments (99.9%) (Cost $166,749)		166,749
Other Assets in Excess of Liabilities (0.1%)		134
Net Assets (100.0%)		$166,883

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on October 31, 2014.

(c)  The rates shown are the effective yields at the date of purchase.

BANs  Bond Anticipation Notes.

COPs  Certificates of Participation.

PUTTERS  Puttable Tax-Exempt Receipts.

TRANs  Tax and Revenue Anticipation Notes.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	53.1%
Daily Variable Rate Bonds	26.6
Put Option Bonds	13.7
Other*	6.6
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

Summary of Tax-Exempt Instruments by State/Territory

State/Territory	Value (000)	Percent of Net Assets
New York	$30,400	18.2%
Texas	29,742	17.8
New Jersey	17,000	10.2
Alabama	15,695	9.4
California	11,400	6.8
Massachusetts	10,635	6.4
District of Columbia	9,780	5.9
North Carolina	8,600	5.1
Virginia	8,030	4.8
Georgia	7,970	4.8
Florida	4,800	2.9
Mississippi	4,500	2.7
Kentucky	3,802	2.3
Utah	1,995	1.2
Illinois	1,400	0.8
Maryland	1,000	0.6
	$166,749	99.9%

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Assets and Liabilities

	Money Market Portfolio (000)		Prime Portfolio (000)		Government Portfolio (000)		Government Securities Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$2,246,855		$20,994,284		$31,053,130		$52,384
Total Investments in Securities, at Value(1)	2,246,855		20,994,284		31,053,130		52,384
Cash	57		103		40,946		2,512
Receivable for Investments Sold	—		—		115,394		—
Interest Receivable	614		6,764		5,587		—
Receivable for Portfolio Shares Sold	—		—	@	—		—
Due from Adviser	—		—		—		15
Other Assets	129		587		445		45
Total Assets	2,247,655		21,001,738		31,215,502		54,956
Liabilities:
Payable for Investments Purchased	—		4,519		—		—
Payable for Advisory Fees	230		2,233		—		—
Payable for Administration Fees	104		957		1,053		—	@
Dividends Declared	24		453		738		—	@
Payable for Custodian Fees	24		109		118		1
Payable for Professional Fees	21		17		17		18
Payable for Transfer Agent Fees	14		29		21		4
Payable for Administration Plan Fees — Institutional Select Class	—	@	2		—	@	—	@
Payable for Administration Plan Fees — Investor Class	—	@	—	@	—	@	—
Payable for Administration Plan Fees — Administrative Class	—	@	—	@	—	@	—	@
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	—	@	—	@	—
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—	@	—	@	—		—
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	1		—	@	—		—	@
Payable for Portfolio Shares Redeemed	1		4		8		—
Other Liabilities	93		487		294		19
Total Liabilities	512		8,810		2,249		42
Net Assets	$2,247,143		$20,992,928		$31,213,253		$54,914
Net Assets Consist Of:
Paid-in-Capital	$2,247,197		$20,993,209		$31,213,391		$54,923
Undistributed Net Investment Income (Loss)	39		(281)		(138)		(9)
Accumulated Net Realized Gain (Loss)	(93)		—		—		—
Net Assets	$2,247,143		$20,992,928		$31,213,253		$54,914
(1) Including: Repurchase Agreements, at Value	$755,400		$8,651,120		$19,363,200		$—

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Assets and Liabilities (cont'd)

	Money Market Portfolio (000)	Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$2,215,637	$20,114,751	$29,191,916	$45,487
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	2,215,619,616	20,114,296,996	29,191,520,903	45,474,163
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
INSTITUTIONAL SELECT CLASS:
Net Assets	$50	$704,917	$744,944	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,003	704,914,923	744,941,899	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
INVESTOR CLASS:
Net Assets	$413	$609	$65,642	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	413,422	609,548	65,634,144	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
ADMINISTRATIVE CLASS:
Net Assets	$50	$6,000	$17,251	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,000	5,999,863	17,250,285	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
ADVISORY CLASS:
Net Assets	$437	$150,947	$1,032,529	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	436,603	150,946,010	1,032,526,477	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
PARTICIPANT CLASS:
Net Assets	$1,981	$7,416	$50	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	1,980,730	7,415,666	50,000	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00
CASH MANAGEMENT CLASS:
Net Assets	$28,575	$8,288	$160,921	$9,177
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	28,574,037	8,287,598	160,920,496	9,176,122
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00	$1.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Assets and Liabilities

	Treasury Portfolio (000)		Treasury Securities Portfolio (000)		Tax-Exempt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$18,164,686		$5,363,129		$166,749
Total Investments in Securities, at Value(1)	18,164,686		5,363,129		166,749
Cash	51,595		231,031		74
Interest Receivable	3,717		4,238		29
Due from Adviser	—		20		7
Other Assets	269		121		104
Total Assets	18,220,267		5,598,539		166,963
Liabilities:
Dividends Declared	344		19		—	@
Payable for Administration Fees	231		11		—
Payable for Custodian Fees	63		20		2
Payable for Professional Fees	17		17		18
Payable for Transfer Agent Fees	16		10		5
Payable for Administration Plan Fees — Institutional Select Class	—	@	—	@	—
Payable for Administration Plan Fees — Investor Class	—		—		—	@
Payable for Administration Plan Fees — Administrative Class	—	@	—	@	—	@
Payable for Service and Shareholder Administration Plan Fees — Advisory Class	—	@	—		—
Payable for Distribution Plan and Shareholder Service Plan Fees — Participant Class	—		—		—	@
Payable for Distribution Plan and Shareholder Service Plan Fees — Cash Management Class	—	@	—		—	@
Payable for Portfolio Shares Redeemed	—	@	—		—
Other Liabilities	164		42		55
Total Liabilities	835		119		80
Net Assets	$18,219,432		$5,598,420		$166,883
Net Assets Consist Of:
Paid-in-Capital	$18,219,615		$5,598,474		$166,907
Undistributed Net Investment Income (Loss)	(104)		(11)		—	@
Accumulated Net Realized Loss	(79)		(43)		(24)
Net Assets	$18,219,432		$5,598,420		$166,883
(1) Including: Repurchase Agreements, at Value	$16,545,000		$—		$—

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Assets and Liabilities (cont'd)

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
INSTITUTIONAL CLASS:
Net Assets	$16,880,789	$5,352,337	$110,401
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	16,880,797,339	5,352,363,501	110,295,294
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
INSTITUTIONAL SELECT CLASS:
Net Assets	$434,565	$143,946	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	434,568,618	143,946,120	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
INVESTOR CLASS:
Net Assets	$52,366	$50	$55
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	52,365,404	50,000	54,380
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
ADMINISTRATIVE CLASS:
Net Assets	$50	$50	$50
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	50,067	50,000	50,000
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
ADVISORY CLASS:
Net Assets	$762,077	$5,279	$7,125
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	762,076,803	5,278,779	7,124,028
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
PARTICIPANT CLASS:
Net Assets	$89	$50	$11,099
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	89,092	50,000	11,097,607
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00
CASH MANAGEMENT CLASS:
Net Assets	$89,496	$96,708	$38,103
Shares Outstanding $0.01 par value shares of beneficial interest (unlimited number of shares authorized) (not in 000's)	89,492,477	96,710,425	38,030,980
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$1.00	$1.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Operations

	Money Market Portfolio (000)		Prime Portfolio (000)	Government Portfolio (000)	Government Securities Portfolio (000)
Investment Income:
Interest	$5,339		$49,836	$22,487	$27
Expenses:
Advisory Fees (Note B)	3,551		35,186	40,344	99
Administration Fees (Note C)	1,184		11,729	13,448	33
Custodian Fees (Note F)	129		635	689	7
Professional Fees	90		86	88	88
Registration and Filing Fees	76		488	959	55
Trustees' Fees and Expenses	55		518	567	2
Transfer Agency Fees (Note E)	49		93	75	17
Pricing Fees	29		34	30	21
Shareholder Reporting Fees	6		51	53	—	@
Administration Plan Fees — Institutional Select Class (Note D)	—	@	96	237	—	@
Administration Plan Fees — Investor Class (Note D)	1		1	84	—	@
Administration Plan Fees — Administrative Class (Note D)	—	@	9	26	—	@
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	18		153	887	—	@
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	16		26	— @	—	@
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	46		15	152	10
Other Expenses	53		485	462	31
Total Expenses	5,303		49,605	58,101	363
Waiver of Advisory Fees (Note B)	(1,286)		(10,487)	(40,335)	(99)
Waiver of Administration Fees (Note C)	—		—	(4,651)	(33)
Expenses Reimbursed by Adviser (Note B)	—		—	—	(200)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(—	@)	(69)	(237)	(—	@)
Waiver of Administration Plan Fees — Investor Class (Note D)	(—	@)	(— @)	(84)	(—	@)
Waiver of Administration Plan Fees — Administrative Class (Note D)	(—	@)	(7)	(26)	(—	@)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(14)		(141)	(887)	(—	@)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(14)		(25)	(— @)	(—	@)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(31)		(12)	(152)	(10)
Net Expenses	3,958		38,864	11,729	21
Net Investment Income	1,381		10,972	10,758	6
Realized Gain:
Investments Sold	1		155	55	1
Net Increase in Net Assets Resulting from Operations	$1,382		$11,127	$10,813	$7

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Operations

	Treasury Portfolio (000)	Treasury Securities Portfolio (000)	Tax-Exempt Portfolio (000)
Investment Income:
Interest	$6,793	$1,656	$159
Dividends from Securities of Affiliated Issuers (Note H)	—	—	1
Total Investment Income	6,793	1,656	160
Expenses:
Advisory Fees (Note B)	17,346	6,962	295
Administration Fees (Note C)	5,782	2,321	98
Custodian Fees (Note F)	307	115	6
Trustees' Fees and Expenses	241	92	6
Registration and Filing Fees	234	89	61
Professional Fees	86	86	89
Transfer Agency Fees (Note E)	55	36	20
Pricing Fees	24	22	1
Shareholder Reporting Fees	21	9	1
Administration Plan Fees — Institutional Select Class (Note D)	220	35	— @
Administration Plan Fees — Investor Class (Note D)	71	— @	— @
Administration Plan Fees — Administrative Class (Note D)	— @	— @	— @
Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	838	9	18
Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	— @	1	63
Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	149	202	48
Other Expenses	231	106	31
Total Expenses	25,605	10,085	737
Waiver of Advisory Fees (Note B)	(17,346)	(6,962)	(295)
Waiver of Administration Fees (Note C)	(3,649)	(1,633)	(97)
Expenses Reimbursed by Adviser (Note B)	(4)	(51)	(71)
Waiver of Administration Plan Fees — Institutional Select Class (Note D)	(220)	(35)	(— @)
Waiver of Administration Plan Fees — Investor Class (Note D)	(71)	(— @)	(— @)
Waiver of Administration Plan Fees — Administrative Class (Note D)	(— @)	(— @)	(— @)
Waiver of Service and Shareholder Administration Plan Fees — Advisory Class (Note D)	(838)	(8)	(18)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Participant Class (Note D)	(— @)	(1)	(63)
Waiver of Distribution Plan and Shareholder Services Plan Fees — Cash Management Class (Note D)	(149)	(202)	(48)
Rebate from Morgan Stanley Affiliate (Note H)	—	—	(4)
Net Expenses	3,328	1,193	141
Net Investment Income	3,465	463	19
Realized Gain (Loss):
Investments Sold	8	(16)	3
Net Increase in Net Assets Resulting from Operations	$3,473	$447	$22

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Changes in Net Assets

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,381	$2,990	$10,972	$21,289
Net Realized Gain	1	7	155	7
Net Increase in Net Assets Resulting from Operations	1,382	2,997	11,127	21,296
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(1,377)	(2,970)	(10,895)	(21,105)
Institutional Select Class:
Net Investment Income	(— @)	(14)	(57)	(176)
Investor Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Administrative Class:
Net Investment Income	(— @)	(— @)	(1)	(— @)
Advisory Class:
Net Investment Income	(1)	(— @)	(16)	(7)
Participant Class:
Net Investment Income	(— @)	(— @)	(1)	(1)
Cash Management Class:
Net Investment Income	(3)	(6)	(2)	(— @)
Total Distributions	(1,381)	(2,990)	(10,972)	(21,289)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	24,323,298	36,150,714	352,322,750	263,685,304
Distributions Reinvested	933	1,709	5,384	11,141
Redeemed	(24,595,932)	(36,930,228)	(357,389,934)	(258,962,594)
Institutional Select Class:
Subscribed	2,250	100,000	1,132,746	2,429,463
Distributions Reinvested	— @	9	24	101
Redeemed	(2,300)	(125,012)	(653,350)	(2,705,687)
Investor Class:
Subscribed	4,303	6,225	1	5,000
Distributions Reinvested	— @	— @	— @	— @
Redeemed	(5,764)	(5,642)	—	(5,000)
Administrative Class:
Subscribed	—	—	19,939	9,643
Distributions Reinvested	—	—	1	— @
Redeemed	(50)	—	(21,761)	(1,892)
Advisory Class:
Subscribed	12,489	6,044	896,023	593,101
Distributions Reinvested	— @	— @	8	7
Redeemed	(14,304)	(4,184)	(777,875)	(571,532)
Participant Class:
Subscribed	11,678	13,951	6,907	10,531
Distributions Reinvested	—	—	1	1
Redeemed	(14,252)	(9,977)	(5,811)	(5,982)
Cash Management Class:
Subscribed	7,943	220,486	30,084	10,995
Distributions Reinvested	3	5	2	— @
Redeemed	(9,221)	(270,039)	(23,628)	(10,658)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(278,926)	(845,939)	(4,458,489)	4,491,942
Total Increase (Decrease) in Net Assets	(278,925)	(845,932)	(4,458,334)	4,491,949
Net Assets:
Beginning of Period	2,526,068	3,372,000	25,451,262	20,959,313
End of Period	$2,247,143	$2,526,068	$20,992,928	$25,451,262
Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$39	$66	$(281)	$(250)

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Changes in Net Assets (cont'd)

	Money Market Portfolio		Prime Portfolio
	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	24,323,298	36,150,714	352,322,750	263,685,304
Shares Issued on Distributions Reinvested	933	1,709	5,384	11,141
Shares Redeemed	(24,595,932)	(36,930,228)	(357,389,934)	(258,962,594)
Net Increase (Decrease) in Institutional Class Shares Outstanding	(271,701)	(777,805)	(5,061,800)	4,733,851
Institutional Select Class:
Shares Subscribed	2,250	100,000	1,132,746	2,429,463
Shares Issued on Distributions Reinvested	— @@	9	24	101
Shares Redeemed	(2,300)	(125,012)	(653,350)	(2,705,687)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	(50)	(25,003)	479,420	(276,123)
Investor Class:
Shares Subscribed	4,303	6,225	1	5,000
Shares Issued on Distributions Reinvested	— @@	— @@	— @@	— @@
Shares Redeemed	(5,764)	(5,642)	—	(5,000)
Net Increase (Decrease) in Investor Class Shares Outstanding	(1,461)	583	1	—
Administrative Class:
Shares Subscribed	—	—	19,939	9,643
Shares Issued on Distributions Reinvested	—	—	1	— @@
Shares Redeemed	(50)	—	(21,761)	(1,892)
Net Increase (Decrease) in Administrative Class Shares Outstanding	(50)	—	(1,821)	7,751
Advisory Class:
Shares Subscribed	12,489	6,044	896,023	593,101
Shares Issued on Distributions Reinvested	— @@	— @@	8	7
Shares Redeemed	(14,304)	(4,184)	(777,875)	(571,532)
Net Increase (Decrease) in Advisory Class Shares Outstanding	(1,815)	1,860	118,156	21,576
Participant Class:
Shares Subscribed	11,678	13,951	6,907	10,531
Shares Issued on Distributions Reinvested	—	—	1	1
Shares Redeemed	(14,252)	(9,977)	(5,811)	(5,982)
Net Increase (Decrease) in Participant Class Shares Outstanding	(2,574)	3,974	1,097	4,550
Cash Management Class:
Shares Subscribed	7,943	220,486	30,084	10,995
Shares Issued on Distributions Reinvested	3	5	2	— @@
Shares Redeemed	(9,221)	(270,039)	(23,628)	(10,658)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	(1,275)	(49,548)	6,458	337

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Changes in Net Assets

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,758	$8,678	$6	$21
Net Realized Gain	55	9	1	9
Net Increase in Net Assets Resulting from Operations	10,813	8,687	7	30
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(10,345)	(8,409)	(5)	(20)
Institutional Select Class:
Net Investment Income	(189)	(134)	(— @)	(— @)
Investor Class:
Net Investment Income	(34)	(10)	(— @)	(— @)
Administrative Class:
Net Investment Income	(7)	(8)	(— @)	(— @)
Advisory Class:
Net Investment Income	(142)	(108)	(— @)	(— @)
Participant Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Cash Management Class:
Net Investment Income	(41)	(9)	(1)	(1)
Total Distributions	(10,758)	(8,678)	(6)	(21)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	245,330,304	152,378,015	27,949	605,392
Distributions Reinvested	4,016	4,138	5	15
Redeemed	(237,834,904)	(143,264,575)	(47,155)	(771,060)
Institutional Select Class:
Subscribed	5,207,520	5,449,308	—	50,000
Distributions Reinvested	111	70	—	—
Redeemed	(4,733,205)	(5,351,443)	(50)	(50,000)
Investor Class:
Subscribed	453,873	100,092	—	—
Distributions Reinvested	33	10	—	—
Redeemed	(438,842)	(60,419)	(50)	—
Administrative Class:
Subscribed	632	—	—	—
Distributions Reinvested	7	8	—	—
Redeemed	(686)	(776)	(50)	—
Advisory Class:
Subscribed	1,169,305	402,844	—	—
Distributions Reinvested	81	71	—	—
Redeemed	(442,829)	(318,386)	(50)	—
Participant Class:
Redeemed	(50)	—	(50)	—
Cash Management Class:
Subscribed	269,540	111,900	5,000	19,813
Distributions Reinvested	40	7	1	1
Redeemed	(161,608)	(61,723)	(1,735)	(27,644)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	8,823,338	9,389,141	(16,185)	(173,483)
Total Increase (Decrease) in Net Assets	8,823,393	9,389,150	(16,184)	(173,474)
Net Assets:
Beginning of Period	22,389,860	13,000,710	71,098	244,572
End of Period	$31,213,253	$22,389,860	$54,914	$71,098
Undistributed Net Investment Loss Included in End of Period Net Assets	$(138)	$(136)	$(9)	$(8)

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Changes in Net Assets (cont'd)

	Government Portfolio		Government Securities Portfolio
	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	245,330,304	152,378,015	27,949	605,392
Shares Issued on Distributions Reinvested	4,016	4,138	5	15
Shares Redeemed	(237,834,904)	(143,264,575)	(47,155)	(771,060)
Net Increase (Decrease) in Institutional Class Shares Outstanding	7,499,416	9,117,578	(19,201)	(165,653)
Institutional Select Class:
Shares Subscribed	5,207,520	5,449,308	—	50,000
Shares Issued on Distributions Reinvested	111	70	—	—
Shares Redeemed	(4,733,205)	(5,351,443)	(50)	(50,000)
Net Increase (Decrease) in Institutional Select Class Shares Outstanding	474,426	97,935	(50)	—
Investor Class:
Shares Subscribed	453,873	100,092	—	—
Shares Issued on Distributions Reinvested	33	10	—	—
Shares Redeemed	(438,842)	(60,419)	(50)	—
Net Increase (Decrease) in Investor Class Shares Outstanding	15,064	39,683	(50)	—
Administrative Class:
Shares Subscribed	632	—	—	—
Shares Issued on Distributions Reinvested	7	8	—	—
Shares Redeemed	(686)	(776)	(50)	—
Net Decrease in Administrative Class Shares Outstanding	(47)	(768)	(50)	—
Advisory Class:
Shares Subscribed	1,169,305	402,844	—	—
Shares Issued on Distributions Reinvested	81	71	—	—
Shares Redeemed	(442,829)	(318,386)	(50)	—
Net Increase (Decrease) in Advisory Class Shares Outstanding	726,557	84,529	(50)	—
Participant Class:
Shares Redeemed	(50)	—	(50)	—
Net Decrease in Participant Class Shares Outstanding	(50)	—	(50)	—
Cash Management Class:
Shares Subscribed	269,540	111,900	5,000	19,813
Shares Issued on Distributions Reinvested	40	7	1	1
Shares Redeemed	(161,608)	(61,723)	(1,735)	(27,644)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	107,972	50,184	3,266	(7,830)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Changes in Net Assets

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,465	$2,455	$463	$316
Net Realized Gain (Loss)	8	(92)	(16)	(28)
Net Increase in Net Assets Resulting from Operations	3,473	2,363	447	288
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(3,182)	(2,246)	(443)	(300)
Institutional Select Class:
Net Investment Income	(132)	(62)	(7)	(— @)
Investor Class:
Net Investment Income	(21)	(1)	(— @)	(— @)
Administrative Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Advisory Class:
Net Investment Income	(100)	(59)	(— @)	(— @)
Participant Class:
Net Investment Income	(— @)	(— @)	(— @)	(— @)
Cash Management Class:
Net Investment Income	(30)	(87)	(13)	(16)
Total Distributions	(3,465)	(2,455)	(463)	(316)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	98,117,112	59,298,074	20,893,296	19,262,881
Distributions Reinvested	957	952	269	233
Redeemed	(89,217,278)	(57,458,684)	(18,912,918)	(18,902,195)
Institutional Select Class:
Subscribed	1,082,242	1,011,326	149,225	2,143
Distributions Reinvested	49	31	7	— @
Redeemed	(971,281)	(730,365)	(6,458)	(1,071)
Investor Class:
Subscribed	189,315	8,500	—	40,000
Distributions Reinvested	21	— @	—	— @
Redeemed	(137,071)	(8,500)	(50)	(40,083)
Administrative Class:
Subscribed	—	50	—	—
Distributions Reinvested	—	— @	—	—
Redeemed	—	(1,863)	(50)	—
Advisory Class:
Subscribed	2,322,010	1,507,952	6,480	—
Distributions Reinvested	2	1	1	—
Redeemed	(1,847,629)	(1,441,689)	(1,302)	—
Participant Class:
Subscribed	381	103	38,428	—
Distributions Reinvested	— @	— @	— @	—
Redeemed	(397)	(135)	(38,478)	—
Cash Management Class:
Subscribed	64,602	521,102	132,118	297,324
Distributions Reinvested	29	77	13	15
Redeemed	(79,300)	(836,563)	(185,313)	(316,591)
Net Increase in Net Assets Resulting from Capital Share Transactions	9,523,764	1,870,369	2,075,268	342,656
Total Increase in Net Assets	9,523,772	1,870,277	2,075,252	342,628
Net Assets:
Beginning of Period	8,695,660	6,825,383	3,523,168	3,180,540
End of Period	$18,219,432	$8,695,660	$5,598,420	$3,523,168
Undistributed Net Investment Income (Loss) Included in End of Period Net Assets	$(104)	$(100)	$(11)	$2
The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Changes in Net Assets (cont'd)

	Treasury Portfolio		Treasury Securities Portfolio
	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	98,117,112	59,298,074	20,893,296	19,262,881
Shares Issued on Distributions Reinvested	957	952	269	233
Shares Redeemed	(89,217,278)	(57,458,684)	(18,912,918)	(18,902,195)
Net Increase in Institutional Class Shares Outstanding	8,900,791	1,840,342	1,980,647	360,919
Institutional Select Class:
Shares Subscribed	1,082,242	1,011,326	149,225	2,143
Shares Issued on Distributions Reinvested	49	31	7	— @@
Shares Redeemed	(971,281)	(730,365)	(6,458)	(1,071)
Net Increase in Institutional Select Class Shares Outstanding	111,010	280,992	142,774	1,072
Investor Class:
Shares Subscribed	189,315	8,500	—	40,000
Shares Issued on Distributions Reinvested	21	— @@	—	— @@
Shares Redeemed	(137,071)	(8,500)	(50)	(40,083)
Net Increase (Decrease) in Investor Class Shares Outstanding	52,265	—	(50)	(83)
Administrative Class:
Shares Subscribed	—	50	—	—
Shares Issued on Distributions Reinvested	—	— @@	—	—
Shares Redeemed	—	(1,863)	(50)	—
Net Decrease in Administrative Class Shares Outstanding	—	(1,813)	(50)	—
Advisory Class:
Shares Subscribed	2,322,010	1,507,952	6,480	—
Shares Issued on Distributions Reinvested	2	1	1	—
Shares Redeemed	(1,847,629)	(1,441,689)	(1,302)	—
Net Increase in Advisory Class Shares Outstanding	474,383	66,264	5,179	—
Participant Class:
Shares Subscribed	381	103	38,428	—
Shares Issued on Distributions Reinvested	— @@	— @@	— @@	—
Shares Redeemed	(397)	(135)	(38,478)	—
Net Decrease in Participant Class Shares Outstanding	(16)	(32)	(50)	—
Cash Management Class:
Shares Subscribed	64,602	521,102	132,118	297,324
Shares Issued on Distributions Reinvested	29	77	13	15
Shares Redeemed	(79,300)	(836,563)	(185,313)	(316,591)
Net Decrease in Cash Management Class Shares Outstanding	(14,669)	(315,384)	(53,182)	(19,252)

@    Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Changes in Net Assets

	Tax-Exempt Portfolio
	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$19	$87
Net Realized Gain (Loss)	3	(— @)
Net Increase in Net Assets Resulting from Operations	22	87
Distributions from and/or in Excess of:
Institutional Class:
Net Investment Income	(14)	(51)
Institutional Select Class:
Net Investment Income	(— @)	(— @)
Investor Class:
Net Investment Income	(— @)	(— @)
Administrative Class:
Net Investment Income	(— @)	(— @)
Advisory Class:
Net Investment Income	(1)	(1)
Participant Class:
Net Investment Income	(1)	(1)
Cash Management Class:
Net Investment Income	(3)	(34)
Total Distributions	(19)	(87)
Capital Share Transactions:(1)
Institutional Class:
Subscribed	379,631	1,400,508
Distributions Reinvested	11	42
Redeemed	(428,245)	(1,823,518)
Institutional Select Class:
Redeemed	(50)	—
Investor Class:
Redeemed	(50)	—
Administrative Class:
Redeemed	(50)	—
Advisory Class:
Subscribed	2,417	2,319
Distributions Reinvested	1	1
Redeemed	(2,889)	(2,364)
Participant Class:
Subscribed	2,066	1,934
Distributions Reinvested	1	1
Redeemed	(4,160)	(2,869)
Cash Management Class:
Subscribed	26,532	1,046,033
Distributions Reinvested	3	31
Redeemed	(21,136)	(1,664,182)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(45,918)	(1,042,064)
Total Decrease in Net Assets	(45,915)	(1,042,064)
Net Assets:
Beginning of Period	212,798	1,254,862
End of Period	$166,883	$212,798
Undistributed Net Investment Income Included in End of Period Net Assets	$— @	$2

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Statements of Changes in Net Assets (cont'd)

	Tax-Exempt Portfolio
	Year Ended October 31, 2014 (000)	Year Ended October 31, 2013 (000)
(1) Capital Share Transactions:
Institutional Class:
Shares Subscribed	379,631	1,400,508
Shares Issued on Distributions Reinvested	11	42
Shares Redeemed	(428,245)	(1,823,518)
Net Decrease in Institutional Class Shares Outstanding	(48,603)	(422,968)
Institutional Select Class:
Shares Redeemed	(50)	—
Net Decrease in Institutional Select Class Shares Outstanding	(50)	—
Investor Class:
Shares Redeemed	(50)	—
Net Decrease in Investor Class Shares Outstanding	(50)	—
Administrative Class:
Shares Redeemed	(50)	—
Net Decrease in Administrative Class Shares Outstanding	(50)	—
Advisory Class:
Shares Subscribed	2,417	2,319
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(2,889)	(2,364)
Net Decrease in Advisory Class Shares Outstanding	(471)	(44)
Participant Class:
Shares Subscribed	2,066	1,934
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(4,160)	(2,869)
Net Decrease in Participant Class Shares Outstanding	(2,093)	(934)
Cash Management Class:
Shares Subscribed	26,532	1,046,033
Shares Issued on Distributions Reinvested	3	31
Shares Redeemed	(21,136)	(1,664,182)
Net Increase (Decrease) in Cash Management Class Shares Outstanding	5,399	(618,118)

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

(This Page has been left blank intentionally.)

2014 Annual Report

October 31, 2014

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Money Market Portfolio:
Institutional Class
Year Ended 10/31/14	$1.000	$0.001	††	$0.000	^	$(0.001)		$1.000	0.06%
Year Ended 10/31/13	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.10%
Year Ended 10/31/12	1.000	0.002	††	(0.000	)^	(0.002)		1.000	0.17%
Year Ended 10/31/11	1.000	0.002	††	(0.000	)^	(0.002)		1.000	0.15%
Year Ended 10/31/10	1.000	0.002	††	0.000	^	(0.002)		1.000	0.18%^^
Institutional Select Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/13	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.05%
Year Ended 10/31/12	1.000	0.001	††	0.000	^	(0.001)		1.000	0.12%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.10%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		1.000	0.13%^^
Investor Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/12	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.07%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.06%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		1.000	0.08%^^
Administrative Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.04%^^
Advisory Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%^^
Participant Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	(0.000	)††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%^^
Cash Management Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	(0.000	)††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.03%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.03%^^

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Money Market Portfolio:
Institutional Class
Year Ended 10/31/14	$2,215,637	0.17	%R	0.22	%R	0.06	%R	0.01	%R
Year Ended 10/31/13	2,487,337	0.16	%R	0.22	%R	0.11	%R	0.05	%R
Year Ended 10/31/12	3,265,136	0.16	%R	0.22	%R	0.17	%R	0.11	%R
Year Ended 10/31/11	2,262,272	0.16	%R	0.22	%R	0.15	%R	0.09	%R
Year Ended 10/31/10	3,069,495	0.16	%R	0.22	%R	0.16	%R	0.10	%R
Institutional Select Class
Year Ended 10/31/14	$50	0.21	%R†	0.27	%R	0.02	%R	(0.04	)%R
Year Ended 10/31/13	100	0.21	%R	0.27	%R	0.06	%R	0.00	%R§
Year Ended 10/31/12	25,102	0.21	%R	0.27	%R	0.12	%R	0.06	%R
Year Ended 10/31/11	100	0.21	%R	0.27	%R	0.10	%R	0.04	%R
Year Ended 10/31/10	100	0.21	%R	0.27	%R	0.11	%R	0.05	%R
Investor Class
Year Ended 10/31/14	$413	0.21	%R†	0.32	%R	0.02	%R	(0.09	)%R
Year Ended 10/31/13	1,874	0.25	%R	0.32	%R	0.02	%R	(0.05	)%R
Year Ended 10/31/12	1,292	0.26	%R	0.32	%R	0.07	%R	0.01	%R
Year Ended 10/31/11	14,496	0.25	%R†	0.32	%R	0.06	%R	(0.01	)%R
Year Ended 10/31/10	2,435	0.26	%R	0.32	%R	0.06	%R	0.00	%R§
Administrative Class
Year Ended 10/31/14	$50	0.22	%R†	0.37	%R	0.01	%R	(0.14	)%R
Year Ended 10/31/13	100	0.25	%R†	0.37	%R	0.02	%R	(0.10	)%R
Year Ended 10/31/12	100	0.30	%R†	0.37	%R	0.03	%R	(0.04	)%R
Year Ended 10/31/11	100	0.28	%R†	0.37	%R	0.03	%R	(0.06	)%R
Year Ended 10/31/10	100	0.30	%R	0.37	%R	0.02	%R	(0.05	)%R
Advisory Class
Year Ended 10/31/14	$437	0.22	%R†	0.47	%R	0.01	%R	(0.24	)%R
Year Ended 10/31/13	2,252	0.25	%R†	0.47	%R	0.02	%R	(0.20	)%R
Year Ended 10/31/12	391	0.31	%R†	0.47	%R	0.02	%R	(0.14	)%R
Year Ended 10/31/11	289	0.29	%R†	0.47	%R	0.02	%R	(0.16	)%R
Year Ended 10/31/10	248	0.33	%R	0.47	%R	(0.01	)%R	(0.15	)%R
Participant Class
Year Ended 10/31/14	$1,981	0.22	%R†	0.72	%R	0.01	%R	(0.49	)%R
Year Ended 10/31/13	4,555	0.24	%R†	0.72	%R	0.03	%R	(0.45	)%R
Year Ended 10/31/12	581	0.32	%R†	0.72	%R	0.01	%R	(0.39	)%R
Year Ended 10/31/11	2,065	0.33	%R†	0.72	%R	(0.02	)%R	(0.41	)%R
Year Ended 10/31/10	5,422	0.34	%R	0.72	%R	(0.02	)%R	(0.40	)%R
Cash Management Class
Year Ended 10/31/14	$28,575	0.22	%R†	0.37	%R	0.01	%R	(0.14	)%R
Year Ended 10/31/13	29,850	0.27	%R†	0.37	%R	0.00	%R§	(0.10	)%R
Year Ended 10/31/12	79,398	0.30	%R†	0.37	%R	0.03	%R	(0.04	)%R
Year Ended 10/31/11	78,453	0.28	%R†	0.37	%R	0.03	%R	(0.06	)%R
Year Ended 10/31/10	128,496	0.30	%R	0.46	%R	0.02	%R	(0.14	)%R

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Prime Portfolio:
Institutional Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.05%
Year Ended 10/31/13	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.09%
Year Ended 10/31/12	1.000	0.002	††	(0.000	)^	(0.002)		1.000	0.16%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.12%
Year Ended 10/31/10	1.000	0.002	††	0.000	^	(0.002)		1.000	0.16%^^
Institutional Select Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.04%
Year Ended 10/31/12	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.11%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.08%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		1.000	0.11%^^
Investor Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/12	1.000	0.001	††	(0.000	)^	(0.001)		1.000	0.06%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.04%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		1.000	0.06%^^
Administrative Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.03%^^
Advisory Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%^^
Participant Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%^^
Cash Management Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.02%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.03%^^

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Prime Portfolio:
Institutional Class
Year Ended 10/31/14	$20,114,751	0.17	%R	0.21	%R	0.04	%R	0.00	%R§
Year Ended 10/31/13	25,176,395	0.16	%R	0.21	%R	0.09	%R	0.04	%R
Year Ended 10/31/12	20,442,537	0.16	%R	0.21	%R	0.16	%R	0.11	%R
Year Ended 10/31/11	11,960,009	0.16	%R	0.21	%R	0.13	%R	0.08	%R
Year Ended 10/31/10	14,068,183	0.16	%R	0.21	%R	0.15	%R	0.10	%R
Institutional Select Class
Year Ended 10/31/14	$704,917	0.18	%R†	0.26	%R	0.03	%R	(0.05	)%R
Year Ended 10/31/13	225,497	0.21	%R	0.26	%R	0.04	%R	(0.01	)%R
Year Ended 10/31/12	501,620	0.21	%R	0.26	%R	0.11	%R	0.06	%R
Year Ended 10/31/11	197,179	0.21	%R	0.26	%R	0.08	%R	0.03	%R
Year Ended 10/31/10	157,554	0.21	%R	0.26	%R	0.10	%R	0.05	%R
Investor Class
Year Ended 10/31/14	$609	0.20	%R†	0.31	%R	0.01	%R	(0.10	)%R
Year Ended 10/31/13	610	0.24	%R†	0.31	%R	0.01	%R	(0.06	)%R
Year Ended 10/31/12	609	0.26	%R	0.31	%R	0.06	%R	0.01	%R
Year Ended 10/31/11	3,193	0.25	%R†	0.31	%R	0.04	%R	(0.02	)%R
Year Ended 10/31/10	7,467	0.26	%R	0.31	%R	0.05	%R	0.00	%§R
Administrative Class
Year Ended 10/31/14	$6,000	0.20	%R†	0.36	%R	0.01	%R	(0.15	)%R
Year Ended 10/31/13	7,820	0.21	%R†	0.36	%R	0.04	%R	(0.11	)%R
Year Ended 10/31/12	70	0.30	%R†	0.36	%R	0.02	%R	(0.04	)%R
Year Ended 10/31/11	100	0.27	%R†	0.36	%R	0.02	%R	(0.07	)%R
Year Ended 10/31/10	100	0.29	%R	0.36	%R	0.02	%R	(0.05	)%R
Advisory Class
Year Ended 10/31/14	$150,947	0.19	%R†	0.46	%R	0.02	%R	(0.25	)%R
Year Ended 10/31/13	32,791	0.22	%R†	0.46	%R	0.03	%R	(0.21	)%R
Year Ended 10/31/12	11,215	0.30	%R†	0.46	%R	0.02	%R	(0.14	)%R
Year Ended 10/31/11	25,293	0.28	%R†	0.46	%R	0.01	%R	(0.17	)%R
Year Ended 10/31/10	29,069	0.30	%R	0.46	%R	0.01	%R	(0.15	)%R
Participant Class
Year Ended 10/31/14	$7,416	0.19	%R†	0.71	%R	0.02	%R	(0.50	)%R
Year Ended 10/31/13	6,319	0.23	%R†	0.71	%R	0.02	%R	(0.46	)%R
Year Ended 10/31/12	1,769	0.30	%R†	0.71	%R	0.02	%R	(0.39	)%R
Year Ended 10/31/11	5,391	0.27	%R†	0.71	%R	0.02	%R	(0.42	)%R
Year Ended 10/31/10	4,078	0.30	%R	0.71	%R	0.01	%R	(0.40	)%R
Cash Management Class
Year Ended 10/31/14	$8,288	0.20	%R†	0.36	%R	0.01	%R	(0.15	)%R
Year Ended 10/31/13	1,830	0.24	%R†	0.36	%R	0.01	%R	(0.11	)%R
Year Ended 10/31/12	1,493	0.29	%R†	0.36	%R	0.03	%R	(0.04	)%R
Year Ended 10/31/11	388	0.26	%R†	0.36	%R	0.03	%R	(0.07	)%R
Year Ended 10/31/10	1,912	0.34	%R	0.45	%R	(0.03	)%R	(0.14	)%R

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Portfolio:
Institutional Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001	)^	1.000	0.06%
Institutional Select Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Investor Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.04%
Year Ended 10/31/11	1.000	(0.000	)††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Administrative Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Advisory Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Participant Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/13	1.000	(0.000	)††^	0.000	^	(0.000	)^	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Cash Management Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.04%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.05%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.04%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)
Government Portfolio:
Institutional Class
Year Ended 10/31/14	$29,191,916	0.04	%R	0.21	%R	0.04	%R	(0.13	)%R
Year Ended 10/31/13	21,692,448	0.08	%R	0.21	%R	0.04	%R	(0.09	)%R
Year Ended 10/31/12	12,574,861	0.12	%R	0.21	%R	0.05	%R	(0.04	)%R
Year Ended 10/31/11	5,781,753	0.14	%R	0.22	%R	0.03	%R	(0.05	)%R
Year Ended 10/31/10	6,717,236	0.15	%R	0.21	%R	0.07	%R	0.01	%R
Institutional Select Class
Year Ended 10/31/14	$744,944	0.04	%R†	0.26	%R	0.04	%R	(0.18	)%R
Year Ended 10/31/13	270,517	0.08	%R†	0.26	%R	0.04	%R	(0.14	)%R
Year Ended 10/31/12	172,582	0.12	%R†	0.26	%R	0.05	%R	(0.09	)%R
Year Ended 10/31/11	10,100	0.15	%R†	0.27	%R	0.02	%R	(0.10	)%R
Year Ended 10/31/10	100	0.17	%R	0.26	%R	0.05	%R	(0.04	)%R
Investor Class
Year Ended 10/31/14	$65,642	0.04	%R†	0.31	%R	0.04	%R	(0.23	)%R
Year Ended 10/31/13	50,578	0.08	%R†	0.31	%R	0.04	%R	(0.19	)%R
Year Ended 10/31/12	10,894	0.12	%R†	0.31	%R	0.05	%R	(0.14	)%R
Year Ended 10/31/11	13,944	0.18	%R†	0.32	%R	(0.01	)%R	(0.15	)%R
Year Ended 10/31/10	99,752	0.20	%R	0.31	%R	0.02	%R	(0.09	)%R
Administrative Class
Year Ended 10/31/14	$17,251	0.04	%R†	0.36	%R	0.04	%R	(0.28	)%R
Year Ended 10/31/13	17,298	0.08	%R†	0.36	%R	0.04	%R	(0.24	)%R
Year Ended 10/31/12	18,066	0.12	%R†	0.36	%R	0.05	%R	(0.19	)%R
Year Ended 10/31/11	19,118	0.16	%R†	0.37	%R	0.01	%R	(0.20	)%R
Year Ended 10/31/10	20,567	0.19	%R	0.36	%R	0.03	%R	(0.14	)%R
Advisory Class
Year Ended 10/31/14	$1,032,529	0.04	%R†	0.46	%R	0.04	%R	(0.38	)%R
Year Ended 10/31/13	305,971	0.08	%R†	0.46	%R	0.04	%R	(0.34	)%R
Year Ended 10/31/12	221,443	0.12	%R†	0.46	%R	0.05	%R	(0.29	)%R
Year Ended 10/31/11	148,418	0.16	%R†	0.47	%R	0.01	%R	(0.30	)%R
Year Ended 10/31/10	128,054	0.20	%R	0.46	%R	0.02	%R	(0.24	)%R
Participant Class
Year Ended 10/31/14	$50	0.04	%R†	0.71	%R	0.04	%R	(0.63	)%R
Year Ended 10/31/13	100	0.08	%R†	0.71	%R	0.04	%R	(0.59	)%R
Year Ended 10/31/12	100	0.12	%R†	0.71	%R	0.05	%R	(0.54	)%R
Year Ended 10/31/11	100	0.16	%R†	0.72	%R	0.01	%R	(0.55	)%R
Year Ended 10/31/10	100	0.20	%R	0.71	%R	0.02	%R	(0.49	)%R
Cash Management Class
Year Ended 10/31/14	$160,921	0.04	%R†	0.36	%R	0.04	%R	(0.28	)%R
Year Ended 10/31/13	52,948	0.08	%R†	0.36	%R	0.04	%R	(0.24	)%R
Year Ended 10/31/12	2,764	0.12	%R†	0.36	%R	0.05	%R	(0.19	)%R
Year Ended 10/31/11	1,092	0.16	%R†	0.37	%R	0.01	%R	(0.20	)%R
Year Ended 10/31/10	1,644	0.18	%R	0.45	%R	0.04	%R	(0.23	)%R

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Institutional Select Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Investor Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Administrative Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Advisory Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Participant Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Cash Management Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets (Before Waivers/ Reimbursement)
Government Securities Portfolio:
Institutional Class
Year Ended 10/31/14	$45,487	0.03	%R	0.54	%R	0.01	%R	(0.50	)%R
Year Ended 10/31/13	64,687	0.09	%R	0.34	%R	0.01	%R	(0.24	)%R
Year Ended 10/31/12	230,332	0.06	%R	0.25	%R	0.01	%R	(0.18	)%R
Year Ended 10/31/11	593,158	0.11	%R	0.25	%R	0.01	%R	(0.13	)%R
Year Ended 10/31/10	561,488	0.14	%R	0.24	%R	0.02	%R	(0.08	)%R
Institutional Select Class
Year Ended 10/31/14	$50	0.03	%R†	0.59	%R	0.01	%R	(0.55	)%R
Year Ended 10/31/13	100	0.09	%R†	0.39	%R	0.01	%R	(0.29	)%R
Year Ended 10/31/12	100	0.06	%R†	0.30	%R	0.01	%R	(0.23	)%R
Year Ended 10/31/11	100	0.11	%R†	0.30	%R	0.01	%R	(0.18	)%R
Year Ended 10/31/10	100	0.15	%R	0.29	%R	0.01	%R	(0.13	)%R
Investor Class
Year Ended 10/31/14	$50	0.03	%R†	0.64	%R	0.01	%R	(0.60	)%R
Year Ended 10/31/13	100	0.09	%R†	0.44	%R	0.01	%R	(0.34	)%R
Year Ended 10/31/12	100	0.06	%R†	0.35	%R	0.01	%R	(0.28	)%R
Year Ended 10/31/11	50,100	0.11	%R†	0.35	%R	0.01	%R	(0.23	)%R
Year Ended 10/31/10	100	0.14	%R	0.34	%R	0.02	%R	(0.18	)%R
Administrative Class
Year Ended 10/31/14	$50	0.03	%R†	0.69	%R	0.01	%R	(0.65	)%R
Year Ended 10/31/13	100	0.09	%R†	0.49	%R	0.01	%R	(0.39	)%R
Year Ended 10/31/12	100	0.06	%R†	0.40	%R	0.01	%R	(0.33	)%R
Year Ended 10/31/11	100	0.11	%R†	0.40	%R	0.01	%R	(0.28	)%R
Year Ended 10/31/10	100	0.15	%R	0.39	%R	0.01	%R	(0.23	)%R
Advisory Class
Year Ended 10/31/14	$50	0.03	%R†	0.79	%R	0.01	%R	(0.75	)%R
Year Ended 10/31/13	100	0.09	%R†	0.59	%R	0.01	%R	(0.49	)%R
Year Ended 10/31/12	100	0.06	%R†	0.50	%R	0.01	%R	(0.43	)%R
Year Ended 10/31/11	100	0.12	%R†	0.50	%R	0.00	%R§	(0.38	)%R
Year Ended 10/31/10	100	0.15	%R	0.49	%R	0.01	%R	(0.33	)%R
Participant Class
Year Ended 10/31/14	$50	0.03	%R†	1.04	%R	0.01	%R	(1.00	)%R
Year Ended 10/31/13	100	0.09	%R†	0.84	%R	0.01	%R	(0.74	)%R
Year Ended 10/31/12	100	0.06	%R†	0.75	%R	0.01	%R	(0.68	)%R
Year Ended 10/31/11	100	0.11	%R†	0.75	%R	0.01	%R	(0.63	)%R
Year Ended 10/31/10	100	0.15	%R	0.74	%R	0.01	%R	(0.58	)%R
Cash Management Class
Year Ended 10/31/14	$9,177	0.03	%R†	0.69	%R	0.01	%R	(0.65	)%R
Year Ended 10/31/13	5,911	0.09	%R†	0.49	%R	0.01	%R	(0.39	)%R
Year Ended 10/31/12	13,740	0.06	%R†	0.40	%R	0.01	%R	(0.33	)%R
Year Ended 10/31/11	14,685	0.11	%R†	0.40	%R	0.01	%R	(0.28	)%R
Year Ended 10/31/10	10,111	0.14	%R	0.48	%R	0.02	%R	(0.32	)%R

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Net Asset Value, End of Period	Total Return
Treasury Portfolio:
Institutional Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.03%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.02%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.04%
Institutional Select Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.03%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Investor Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.03%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Administrative Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.03%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Advisory Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.03%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Participant Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$1.000	0.03%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Cash Management Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$1.000	0.03%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.03%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	1.000	0.02%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Portfolio:
Institutional Class
Year Ended 10/31/14	$16,880,789	0.03	%R	0.21	%R	0.03	%R	(0.15	)%R
Year Ended 10/31/13	7,979,992	0.07	%R	0.21	%R	0.03	%R	(0.11	)%R
Year Ended 10/31/12	6,139,734	0.11	%R	0.21	%R	0.02	%R	(0.08	)%R
Year Ended 10/31/11	4,664,235	0.11	%R	0.22	%R	0.01	%R	(0.10	)%R
Year Ended 10/31/10	4,792,695	0.15	%R	0.21	%R	0.04	%R	(0.02	)%R
Institutional Select Class
Year Ended 10/31/14	$434,565	0.03	%R†	0.26	%R	0.03	%R	(0.20	)%R
Year Ended 10/31/13	323,555	0.07	%R†	0.26	%R	0.03	%R	(0.16	)%R
Year Ended 10/31/12	42,567	0.11	%R†	0.26	%R	0.02	%R	(0.13	)%R
Year Ended 10/31/11	80,104	0.11	%R†	0.27	%R	0.01	%R	(0.15	)%R
Year Ended 10/31/10	100	0.16	%R	0.26	%R	0.03	%R	(0.07	)%R
Investor Class
Year Ended 10/31/14	$52,366	0.03	%R†	0.31	%R	0.03	%R	(0.25	)%R
Year Ended 10/31/13	100	0.07	%R†	0.31	%R	0.03	%R	(0.21	)%R
Year Ended 10/31/12	100	0.11	%R†	0.31	%R	0.02	%R	(0.18	)%R
Year Ended 10/31/11	54,914	0.11	%R†	0.32	%R	0.01	%R	(0.20	)%R
Year Ended 10/31/10	110	0.16	%R	0.31	%R	0.03	%R	(0.12	)%R
Administrative Class
Year Ended 10/31/14	$50	0.03	%R†	0.36	%R	0.03	%R	(0.30	)%R
Year Ended 10/31/13	50	0.07	%R†	0.36	%R	0.03	%R	(0.26	)%R
Year Ended 10/31/12	1,863	0.11	%R†	0.36	%R	0.02	%R	(0.23	)%R
Year Ended 10/31/11	7,959	0.12	%R†	0.37	%R	0.00	%R§	(0.25	)%R
Year Ended 10/31/10	19,315	0.17	%R	0.36	%R	0.02	%R	(0.17	)%R
Advisory Class
Year Ended 10/31/14	$762,077	0.03	%R†	0.46	%R	0.03	%R	(0.40	)%R
Year Ended 10/31/13	287,694	0.07	%R†	0.46	%R	0.03	%R	(0.36	)%R
Year Ended 10/31/12	221,433	0.11	%R†	0.46	%R	0.02	%R	(0.33	)%R
Year Ended 10/31/11	116,858	0.12	%R†	0.47	%R	0.00	%R§	(0.35	)%R
Year Ended 10/31/10	51,426	0.17	%R	0.46	%R	0.02	%R	(0.27	)%R
Participant Class
Year Ended 10/31/14	$89	0.03	%R†	0.71	%R	0.03	%R	(0.65	)%R
Year Ended 10/31/13	105	0.07	%R†	0.71	%R	0.03	%R	(0.61	)%R
Year Ended 10/31/12	137	0.11	%R†	0.71	%R	0.02	%R	(0.58	)%R
Year Ended 10/31/11	129	0.12	%R†	0.72	%R	0.00	%R§	(0.60	)%R
Year Ended 10/31/10	127	0.17	%R	0.71	%R	0.02	%R	(0.52	)%R
Cash Management Class
Year Ended 10/31/14	$89,496	0.03	%R†	0.36	%R	0.03	%R	(0.30	)%R
Year Ended 10/31/13	104,164	0.07	%R†	0.36	%R	0.03	%R	(0.26	)%R
Year Ended 10/31/12	419,549	0.11	%R†	0.36	%R	0.02	%R	(0.23	)%R
Year Ended 10/31/11	315,795	0.12	%R†	0.37	%R	0.00	%R§	(0.25	)%R
Year Ended 10/31/10	257,495	0.18	%R	0.45	%R	0.01	%R	(0.26	)%R

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Distributions From Net Realized Gain		Net Asset Value, End of Period
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Institutional Select Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Investor Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Administrative Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Advisory Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Participant Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000
Cash Management Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000
Year Ended 10/31/10	1.000	(0.000	)††^	0.000	^	(0.000	)^	(0.000	)^	1.000

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights (cont'd)

	Total Return	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets (Before Waivers/ Reimbursement)
Treasury Securities Portfolio:
Institutional Class
Year Ended 10/31/14	0.01%	$5,352,337	0.02	%R	0.21	%R	0.02	%R	(0.17	)%R
Year Ended 10/31/13	0.01%	3,371,706	0.07	%R	0.22	%R	0.01	%R	(0.14	)%R
Year Ended 10/31/12	0.01%	3,010,813	0.05	%R	0.21	%R	0.01	%R	(0.15	)%R
Year Ended 10/31/11	0.01%	2,672,957	0.01	%R	0.26	%R	0.00	%R§	(0.25	)%R
Year Ended 10/31/10	0.05%	3,195	0.13	%R	0.78	%R	(0.01	)%R	(0.66	)%R
Institutional Select Class
Year Ended 10/31/14	0.01%	$143,946	0.02	%R†	0.26	%R	0.02	%R	(0.22	)%R
Year Ended 10/31/13	0.01%	1,172	0.07	%R†	0.27	%R	0.01	%R	(0.19	)%R
Year Ended 10/31/12	0.01%	100	0.05	%R†	0.26	%R	0.01	%R	(0.20	)%R
Year Ended 10/31/11	0.01%	150	0.01	%R†	0.31	%R	0.00	%R§	(0.30	)%R
Year Ended 10/31/10	0.04%	100	0.14	%R	0.83	%R	(0.02	)%R	(0.71	)%R
Investor Class
Year Ended 10/31/14	0.01%	$50	0.02	%R†	0.31	%R	0.02	%R	(0.27	)%R
Year Ended 10/31/13	0.01%	100	0.07	%R†	0.32	%R	0.01	%R	(0.24	)%R
Year Ended 10/31/12	0.01%	183	0.05	%R†	0.31	%R	0.01	%R	(0.25	)%R
Year Ended 10/31/11	0.01%	100	0.01	%R†	0.36	%R	0.00	%R§	(0.35	)%R
Year Ended 10/31/10	0.03%	100	0.15	%R	0.88	%R	(0.03	)%R	(0.76	)%R
Administrative Class
Year Ended 10/31/14	0.01%	$50	0.02	%R†	0.36	%R	0.02	%R	(0.32	)%R
Year Ended 10/31/13	0.01%	100	0.07	%R†	0.37	%R	0.01	%R	(0.29	)%R
Year Ended 10/31/12	0.01%	100	0.05	%R†	0.36	%R	0.01	%R	(0.30	)%R
Year Ended 10/31/11	0.01%	100	0.01	%R†	0.41	%R	0.00	%R§	(0.40	)%R
Year Ended 10/31/10	0.03%	100	0.15	%R	0.93	%R	(0.03	)%R	(0.81	)%R
Advisory Class
Year Ended 10/31/14	0.01%	$5,279	0.02	%R†	0.46	%R	0.02	%R	(0.42	)%R
Year Ended 10/31/13	0.01%	100	0.07	%R†	0.47	%R	0.01	%R	(0.39	)%R
Year Ended 10/31/12	0.01%	100	0.05	%R†	0.46	%R	0.01	%R	(0.40	)%R
Year Ended 10/31/11	0.01%	100	0.01	%R†	0.51	%R	0.00	%R§	(0.50	)%R
Year Ended 10/31/10	0.02%	100	0.16	%R	1.02	%R	(0.04	)%R	(0.90	)%R
Participant Class
Year Ended 10/31/14	0.01%	$50	0.02	%R†	0.71	%R	0.02	%R	(0.67	)%R
Year Ended 10/31/13	0.01%	100	0.07	%R†	0.72	%R	0.01	%R	(0.64	)%R
Year Ended 10/31/12	0.01%	100	0.05	%R†	0.71	%R	0.01	%R	(0.65	)%R
Year Ended 10/31/11	0.01%	100	0.01	%R†	0.76	%R	0.00	%R§	(0.75	)%R
Year Ended 10/31/10	0.01%	100	0.17	%R	1.28	%R	(0.05	)%R	(1.16	)%R
Cash Management Class
Year Ended 10/31/14	0.01%	$96,708	0.02	%R†	0.36	%R	0.02	%R	(0.32	)%R
Year Ended 10/31/13	0.01%	149,890	0.07	%R†	0.37	%R	0.01	%R	(0.29	)%R
Year Ended 10/31/12	0.01%	169,144	0.05	%R†	0.36	%R	0.01	%R	(0.30	)%R
Year Ended 10/31/11	0.01%	42,784	0.01	%R†	0.41	%R	0.00	%R§	(0.40	)%R
Year Ended 10/31/10	0.02%	15,661	0.17	%R	1.02	%R	(0.05	)%R	(0.90	)%R

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments		Distributions From Net Investment Income		Distributions From Net Realized Gain		Net Asset Value, End of Period	Total Return
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.02%
Year Ended 10/31/11	1.000	0.001	††	(0.000	)^	(0.001)		—		1.000	0.06%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		(0.000	)^	1.000	0.12%
Institutional Select Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.03%
Year Ended 10/31/10	1.000	0.001	††	0.000	^	(0.001)		(0.000	)^	1.000	0.07%
Investor Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.03%
Administrative Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.01%
Advisory Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.01%
Participant Class
Year Ended 10/31/14	$1.000	$0.000	††^	$(0.000	)^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.01%
Cash Management Class
Year Ended 10/31/14	$1.000	$0.000	††^	$0.000	^	$(0.000	)^	$—		$1.000	0.01%
Year Ended 10/31/13	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/12	1.000	0.000	††^	0.000	^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/11	1.000	0.000	††^	(0.000	)^	(0.000	)^	—		1.000	0.01%
Year Ended 10/31/10	1.000	0.000	††^	0.000	^	(0.000	)^	(0.000	)^	1.000	0.01%

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Financial Highlights (cont'd)

	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Net Investment Income to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets (Before Waivers/ Reimbursement)		Ratio of Rebate From Morgan Stanley Affiliates to Average Net Assets
Tax-Exempt Portfolio:
Institutional Class
Year Ended 10/31/14	$110,401	0.07	%R+	0.31	%R	0.01	%R+	(0.23	)%R	0.00	%§
Year Ended 10/31/13	159,001	0.14	%R+	0.25	%R	0.01	%R+	(0.10	)%R	0.00	%§
Year Ended 10/31/12	581,969	0.14	%R+	0.22	%R	0.02	%R+	(0.06	)%R	0.00	%§
Year Ended 10/31/11	624,452	0.17	%R+	0.23	%R	0.06	%R+	0.00	%R§	0.00	%§
Year Ended 10/31/10	986,806	0.18	%R	0.22	%R	0.12	%R	0.08	%R	N/A
Institutional Select Class
Year Ended 10/31/14	$50	0.07	%R+†	0.36	%R	0.01	%R+	(0.28	)%R	0.00	%§
Year Ended 10/31/13	100	0.14	%R+†	0.30	%R	0.01	%R+	(0.15	)%R	0.00	%§
Year Ended 10/31/12	100	0.15	%R+†	0.27	%R	0.01	%R+	(0.11	)%R	0.00	%§
Year Ended 10/31/11	100	0.20	%R+†	0.28	%R	0.03	%R+	(0.05	)%R	0.00	%§
Year Ended 10/31/10	100	0.23	%R	0.27	%R	0.07	%R	0.03	%R	N/A
Investor Class
Year Ended 10/31/14	$55	0.07	%R+†	0.41	%R	0.01	%R+	(0.33	)%R	0.00	%§
Year Ended 10/31/13	104	0.14	%R+†	0.35	%R	0.01	%R+	(0.20	)%R	0.00	%§
Year Ended 10/31/12	104	0.15	%R+†	0.32	%R	0.01	%R+	(0.16	)%R	0.00	%§
Year Ended 10/31/11	104	0.23	%R+†	0.33	%R	0.00	%R§+	(0.10	)%R	0.00	%§
Year Ended 10/31/10	1,366	0.27	%R	0.32	%R	0.03	%R	(0.02	)%R	N/A
Administrative Class
Year Ended 10/31/14	$50	0.07	%R+†	0.46	%R	0.01	%R+	(0.38	)%R	0.00	%§
Year Ended 10/31/13	100	0.14	%R+†	0.40	%R	0.01	%R+	(0.25	)%R	0.00	%§
Year Ended 10/31/12	100	0.15	%R+†	0.37	%R	0.01	%R+	(0.21	)%R	0.00	%§
Year Ended 10/31/11	100	0.22	%R+†	0.38	%R	0.01	%R+	(0.15	)%R	0.00	%§
Year Ended 10/31/10	100	0.29	%R	0.37	%R	0.01	%R	(0.07	)%R	N/A
Advisory Class
Year Ended 10/31/14	$7,125	0.07	%R+†	0.56	%R	0.01	%R+	(0.48	)%R	0.00	%§
Year Ended 10/31/13	7,596	0.14	%R+†	0.50	%R	0.01	%R+	(0.35	)%R	0.00	%§
Year Ended 10/31/12	7,640	0.15	%R+†	0.47	%R	0.01	%R+	(0.31	)%R	0.00	%§
Year Ended 10/31/11	6,409	0.21	%R+†	0.48	%R	0.02	%R+	(0.25	)%R	0.00	%§
Year Ended 10/31/10	6,213	0.29	%R	0.47	%R	0.01	%R	(0.17	)%R	N/A
Participant Class
Year Ended 10/31/14	$11,099	0.07	%R†	0.81	%R	0.01	%R+	(0.73	)%R	0.00	%§
Year Ended 10/31/13	13,193	0.14	%R+†	0.75	%R	0.01	%R+	(0.60	)%R	0.00	%§
Year Ended 10/31/12	14,127	0.15	%R+†	0.72	%R	0.01	%R+	(0.56	)%R	0.00	%§
Year Ended 10/31/11	18,505	0.21	%R+†	0.73	%R	0.02	%R+	(0.50	)%R	0.00	%§
Year Ended 10/31/10	17,929	0.29	%R	0.72	%R	0.01	%R	(0.42	)%R	N/A
Cash Management Class
Year Ended 10/31/14	$38,103	0.07	%R+†	0.46	%R	0.01	%R+	(0.38	)%R	0.00	%§
Year Ended 10/31/13	32,704	0.14	%R+†	0.40	%R	0.01	%R+	(0.25	)%R	0.00	%§
Year Ended 10/31/12	650,822	0.15	%R+†	0.37	%R	0.01	%R+	(0.21	)%R	0.00	%§
Year Ended 10/31/11	625,170	0.22	%R+†	0.38	%R	0.01	%R+	(0.15	)%R	0.00	%§
Year Ended 10/31/10	785,955	0.30	%R	0.47	%R	0.00	%R§	(0.17	)%R	N/A

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Notes to Financial Highlights

††  Per share amount is based on average shares outstanding.

^  Amount is less than $0.0005 per share.

R  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

^^  The Adviser contributed non recourse voluntary capital contributions to the Money Market and Prime Portfolios. The effect of these contributions are reflected in the Portfolios' total returns above. Without these capital contributions, the impact was less than 0.005% to the total returns for the Money Market and Prime Portfolios.

†  Ratios of Expenses to Average Net Assets before and after Maximum Expense Ratios may vary among share classes by more or less than the administration plan, service and shareholder administration plan, distribution plan and/or shareholder services plan (the "plans") fees due to either (1) fluctuations in daily net asset amounts, (2) changes in the plans' fees during the period for each share class, (3) changes in the Portfolios' expense cap during the year, (4) waivers to the plans' fees for each share class, or (5) a combination of the previous points.

§  Amount is less than 0.005%.

+  The Ratio of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratios of Rebate from Morgan Stanley Affiliates to Average Net Assets."

The accompanying notes are an integral part of the financial statements.

2014 Annual Report

October 31, 2014

Notes to Financial Statements

Morgan Stanley Institutional Liquidity Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a Massachusetts business trust. The Fund is comprised of seven separate, active, diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers seven different classes of shares for each of the Portfolios — Institutional Class, Institutional Select Class, Investor Class, Administrative Class, Advisory Class, Participant Class and Cash Management Class. The Fund applies investment company accounting and reporting guidance. All classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the Portfolios is to seek preservation of capital, daily liquidity and maximum current income (exempt from federal income tax in the case of Tax-Exempt Portfolio).

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities owned by the Portfolios are stated at amortized cost which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

2.  Repurchase Agreements: Certain Portfolios may enter into repurchase agreements under which a Portfolio lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Portfolios, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

  Certain Portfolio's repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

3.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

2014 Annual Report

October 31, 2014

Notes to Financial Statements (cont'd)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of October 31, 2014.

Money Market Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$511,250	$—	$511,250
Commercial Paper	—	129,312	—	129,312
Corporate Bonds	—	21,490	—	21,490
Extendible Floating Rate Notes	—	227,198	—	227,198
Floating Rate Notes	—	350,405	—	350,405
Repurchase Agreements	—	755,400	—	755,400
Tax-Exempt Instruments
Closed-End Investment Companies	—	39,800	—	39,800
Municipal Bond	—	22,000	—	22,000
Total Tax-Exempt Instruments	—	61,800	—	61,800
Time Deposits	—	190,000	—	190,000
Total Assets	$—	$2,246,855	$—	$2,246,855

Prime Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Certificates of Deposit	$—	$5,975,050	$—	$5,975,050
Commercial Paper	—	1,148,504	—	1,148,504
Corporate Bonds	—	97,237	—	97,237
Extendible Floating Rate Notes	—	1,379,236	—	1,379,236
Floating Rate Notes	—	3,586,783	—	3,586,783
Repurchase Agreements	—	8,651,120	—	8,651,120
Tax-Exempt Instruments
Closed-End Investment Companies	—	93,500	—	93,500
Weekly Variable Rate Bonds	—	62,854	—	62,854
Total Tax-Exempt Instruments	—	156,354	—	156,354
Total Assets	$—	$20,994,284	$—	$20,994,284

Government Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$19,363,200	$—	$19,363,200
U.S. Agency Securities	—	11,689,930	—	11,689,930
Total Assets	$—	$31,053,130	$—	$31,053,130

Government Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Agency Securities	$—	$46,384	$—	$46,384
U.S. Treasury Security	—	6,000	—	6,000
Total Assets	$—	$52,384	$—	$52,384

2014 Annual Report

October 31, 2014

Notes to Financial Statements (cont'd)

Treasury Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Repurchase Agreements	$—	$16,545,000	$—	$16,545,000
U.S. Treasury Securities	—	1,619,686	—	1,619,686
Total Assets	$—	$18,164,686	$—	$18,164,686

Treasury Securities Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
U.S. Treasury Securities	$—	$5,363,129	$—	$5,363,129
Total Assets	$—	$5,363,129	$—	$5,363,129

Tax-Exempt Portfolio

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Tax-Exempt Instruments
Weekly Variable Rate Bonds	$—	$88,475	$—	$88,475
Daily Variable Rate Bonds	—	44,300	—	44,300
Put Option Bonds	—	22,930	—	22,930
Commercial Paper	—	7,000	—	7,000
Municipal Bonds & Notes	—	4,044	—	4,044
Total Tax-Exempt Instruments	—	166,749	—	166,749
Total Assets	$—	$166,749	$—	$166,749

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolios recognize transfers between the levels as of the end of the period. As of October 31, 2014, the Portfolios did not have any investments transfer between investment levels.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
5.  Dividends and Distributions to Shareholders: Dividends are accrued and declared daily and paid monthly.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid monthly, at the annual rates of the average daily net assets indicated below.

Portfolio	Advisory Fees
Money Market	0.15%
Prime	0.15
Government	0.15
Government Securities	0.15
Treasury	0.15
Treasury Securities	0.15
Tax-Exempt	0.15

The Adviser has agreed to reduce its advisory, its administration fees and/or reimburse each Portfolio so that total annual operating expenses of each share class, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed the maximum expense ratios.

	Maximum Expense Ratios
Class	Money Market	Prime	Government	Government Securities
Institutional Class	0.20%	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35	0.35
	Maximum Expense Ratios
Class	Treasury	Treasury Securities	Tax- Exempt
Institutional Class	0.20%	0.20%	0.20%
Institutional Select Class	0.25	0.25	0.25
Investor Class	0.30	0.30	0.30
Administrative Class	0.35	0.35	0.35
Advisory Class	0.45	0.45	0.45
Participant Class	0.70	0.70	0.70
Cash Management Class	0.35	0.35	0.35

2014 Annual Report

October 31, 2014

Notes to Financial Statements (cont'd)

The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees (the "Trustees") act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Portfolios' Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable a Portfolio to maintain a minimum level of daily net investment income. For the year ended October 31, 2014, the Portfolios had advisory fees waived and/or certain expenses reimbursed as follows:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Money Market	$1,286
Prime	10,487
Government	40,335
Government Securities	299
Treasury	17,350
Treasury Securities	7,013
Tax-Exempt	366

C. Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.05% of each Portfolio's average daily net assets (without giving effect to any fee waivers). Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

For the year ended October 31, 2014, the Portfolios had administration fees waived as follows:

Portfolio	Administration Fees Waived (000)
Government	$4,651
Government Securities	33
Treasury	3,649
Treasury Securities	1,633
Tax-Exempt	97

D. Administration Plan, Service and Shareholder Administration Plan, Distribution Plan and Shareholder Services Plan Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the distributor of the Fund.

The Fund has entered into an Administration Plan with respect to its Institutional Select Class, Investor Class and Administrative Class shares pursuant to which each class of shares will pay the Distributor a monthly fee at an annual rate of up to 0.05%, 0.10% and 0.15%, of the average daily net assets of each such class of shares, respectively, to compensate certain financial intermediaries who provide administrative services to shareholders.

The Fund has also entered into a Service and Shareholder Administration Plan with respect to its Advisory Class shares pursuant to which its Advisory Class shares pays the Distributor a monthly fee at an annual rate of up to 0.25% of the average daily net assets of such class of shares, to compensate certain financial intermediaries who provide administrative services, personal and account maintenance services to shareholders.

The Fund has also entered into a Distribution Plan with respect to its Participant Class and Cash Management Class shares pursuant to which each class of shares will pay the Distributor a monthly distribution fee at an annual rate of up to 0.25% and 0.10% of the average daily net assets of such class of shares, respectively, to compensate certain service organizations for providing distribution related services to the Fund.

The Fund has also entered into a Shareholder Services Plan with respect to its Participant Class and Cash Management Class shares pursuant to which each class of shares will pay the Distributor a monthly service fee at an annual rate of up to 0.25% and 0.05% of the average daily net assets of each such class of shares, respectively, to compensate service organizations for providing administrative services to shareholders.

The Distributor has agreed to reduce its distribution fees to enable a Portfolio to maintain a minimum level of daily net investment income for any class of shares in a Portfolio.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Fund's Dividend Disbursing and Transfer Agent is Boston Financial Data Services, Inc.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and

2014 Annual Report

October 31, 2014

Notes to Financial Statements (cont'd)

distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in ''Other Expenses" in the Statement of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended October 31, 2014 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

	2014 Distributions Paid From:			2013 Distributions Paid From:
Portfolio	Ordinary Income (000)	Tax- Exempt Income (000)	Long- term Capital Gain (000)	Ordinary Income (000)		Tax- Exempt Income (000)	Long- term Capital Gain (000)
Money Market	$1,381	$—	$—	$2,990		$—	$—
Prime	10,972	—	—	21,289		—	—
Government	10,758	—	—	8,678		—	—
Government Securities	6	—	—	21		—	—
Treasury	3,465	—	—	2,455		—	—
Treasury Securities	463	—	—	316		—	—
Tax-Exempt	18	1	—	—	@	87	—

@ Amount is less than $500

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of distribution payable and/or deferred compensation.

Permanent differences are generally due to distribution redesignations, nondeductible expenses, equalization and/or gain on the sale of deferred compensation assets. These resulted in the following reclassifications among the Portfolios' components of net assets at October 31, 2014:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in- Capital (000)
Money Market	$(27)	$3	$24
Prime	(31)	(155)	186
Government	(2)	(55)	57
Government Securities	(1)	(1)	2
Treasury	(4)	4	—
Treasury Securities	(13)	1	12
Tax-Exempt	(2)	2	—

At October 31, 2014 the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)	Tax- Exempt Income (000)	Undistributed Long-term Capital Gain (000)
Money Market	$138	—	—
Prime	589	—	—
Government	861	—	—
Government Securities	3	—	—
Treasury	381	—	—
Treasury Securities	43	—	—
Tax-Exempt	—	45	—

The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. At October 31, 2014, the cost of investments for each Portfolio were as follows:

Portfolio	Cost (000)
Money Market	$2,246,855
Prime	20,994,284
Government	31,053,130
Government Securities	52,384
Treasury	18,164,686
Treasury Securities	5,363,129
Tax-Exempt	166,749

At October 31, 2014, the following Portfolios had available for Federal income tax purposes unused short term capital losses that do not have an expiration date:

Portfolio	Short-term Losses (No Expiration) (000)
Treasury	$79
Treasury Securities	42

In addition, at October 31, 2014, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on the indicated dates:

Portfolio	2016 (000)	2018 (000)	2019 (000)	Total (000)
Money Market	$56	$—	$40	$96
Tax-Exempt	—	24	—	24

2014 Annual Report

October 31, 2014

Notes to Financial Statements (cont'd)

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended October 31, 2014, the following Portfolios utilized capital loss carrforwards for U.S. Federal income tax purposes of approximately:

Portfolio	Capital Loss Carryforward Utilized (000)
Money Market	$3
Treasury	12
Tax-Exempt	5

H. Transactions with Affiliates: The Tax-Exempt Portfolio invested in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio ("the Government Portfolio"), an open-ended management investment company managed by the Adviser. A summary of the Tax-Exempt Portfolio's transactions in shares of the Government Portfolio during the year ended October 31, 2014 is as follows:

Portfolio	Value October 31, 2013 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value October 31, 2014 (000)
Tax-Exempt	$—	$139,900	$139,900	$1	$—

Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolio due to its investment in the Government Portfolio. For the year ended October 31, 2014, advisory fees paid were reduced by approximately $4,000 relating to Tax-Exempt Portfolio's investment in the Government Portfolio.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Portfolios.

I. Other (unaudited): At October 31, 2014, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios. These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Class	Money Market	Prime	Government	Government Securities
Institutional Class	55%	11%	20%	62%
Institutional Select Class	—	97%	87%	—
Investor Class	87%	99%	98%	—
Administrative Class	—	98%	99%	—
Advisory Class	98%	53%	68%	—
Participant Class	97%	75%	—	—
Cash Management Class	—	—	—	—
	Percentage of Ownership
Class	Treasury	Treasury Securities	Tax-Exempt
Institutional Class	39%	26%	50%
Institutional Select Class	86%	89%	—
Investor Class	99%	—	—
Administrative Class	—	—	—
Advisory Class	96%	94%	99%
Participant Class	43%	—	89%
Cash Management Class	—	—	—

J. Money Market Fund Regulation: The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Fund's operations, financial statements and accompanying notes.

2014 Annual Report

October 31, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Liquidity Funds:

We have audited the accompanying statements of assets and liabilities of Money Market Portfolio, Prime Portfolio, Government Portfolio, Government Securities Portfolio, Treasury Portfolio, Treasury Securities Portfolio, and Tax-Exempt Portfolio (collectively, the "Portfolios") (seven of the portfolios comprising the Morgan Stanley Institutional Liquidity Funds), including the portfolios of investments, as of October 31, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned seven portfolios comprising Morgan Stanley Institutional Liquidity Funds at October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 22, 2014

2014 Annual Report

October 31, 2014

Federal Income Tax Information (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended October 31, 2014.

Each of the applicable Portfolios designated the following percentages of its income dividends as tax-exempt dividends:

Portfolio	Tax-Exempt Percentage
Tax-Exempt	99.45%

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended October 31, 2014.

Each of the applicable Portfolios may designate up to a maximum of the following amounts as qualifying as interest-related dividends and short-term capital gain dividends:

Portfolio	Interest Related Dividends	Short-Term Capital Gain Dividends
Money Market	$1,381,230	—
Prime	10,971,911	—
Government	10,757,799	—
Government Securities	6,585	—
Treasury	3,465,490	—
Treasury Securities	464,228	—
Tax-Exempt	19,637	—

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2014 Annual Report

October 31, 2014

U.S. Privacy Policy (unaudited)

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1.  WHAT PERSONAL INFORMATION DO WE COLLECT FROM YOU?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

2014 Annual Report

October 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

a. Information we disclose to affiliated companies.

We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

2014 Annual Report

October 31, 2014

U.S. Privacy Policy (unaudited) (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (888) 378-1630
Monday–Friday between 8a.m. and 6p.m. (EST)

•  Writing to us at the following address:

Boston Financial Data Services, Inc.
c/o Privacy Coordinator
P.O. Box 219804
Kansas City, Missouri 64121

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7.  WHAT IF AN AFFILIATED COMPANY BECOMES A NONAFFILIATED THIRD PARTY?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2014 Annual Report

October 31, 2014

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

				98

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the U.S. Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Chairman of the Charity, J Street Cup Golf Charity, Trustee of Fairhaven United Methodist Church.

Michael Bozic (73) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				100	Trustee and member of the Hillsdale College Board of Trustees.
Kathleen A. Dennis (61) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	98	Director of various non-profit organizations.
Dr. Manuel H. Johnson (65) c/o Johnson Smick International, Inc. 220 I Street, N.E. Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	100	Director of NVR, Inc. (home construction).

2014 Annual Report

October 31, 2014

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Joseph J. Kearns (72) c/o Kearns & Associates LLC 23823 Malibu Road S-50-440 Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	101	Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000); Co-President, Aetos Alternatives Management, LLC (since January 2004); and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				98	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (78) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006), General Partner, Triumph Capital, L.P. (private investment partnership) (1988-2013).	100	None.
W. Allen Reed (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	98	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (82) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	101	Through December 31, 2012, Trustee and Director of certain investment companies in the JP Morgan Fund Complex managed by JP Morgan Investment Management Inc.

2014 Annual Report

October 31, 2014

Trustee and Officer Information (unaudited) (cont'd)

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee***
James F. Higgins (66) One New York Plaza, New York, NY 10004	Trustee	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	99

Formerly, Director of AXA Financial, Inc. and AXA Equitable Life Insurance Company (2002-2011) and Director of AXA MONY Life Insurance Company and AXA MONY Life Insurance Company of America (2004-2011).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2013) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

2014 Annual Report

October 31, 2014

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex, Managing Director of the Adviser; Head of Product (since 2006) and Global Portfolio Analysis and Reporting (since 2012); for MSIM's Long Only business.

Stefanie V. Chang Yu (48) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 1997

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since January 2014); formerly, Vice President of various Morgan Stanley Funds (December 1997-January 2014).

Joseph C. Benedetti (49) 522 Fifth Avenue New York, NY 10036	Vice President	Since January 2014

Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since January 2014); formerly, Assistant Secretary of various Morgan Stanley Funds (October 2004-January 2014).

Francis J. Smith (49) 522 Fifth Avenue New York, NY 10036	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin (47) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is chosen and qualifies.

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Portfolio provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Portfolio's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semi-annual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Each Portfolio also delivers the semi-annual and annual reports to shareholders and makes these reports available on its public website, www.morganstanley.com/liquidity. Each Portfolio also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q and monthly holdings on Form N-MFP. The Portfolios do not deliver these reports to shareholders, nor are the first and third fiscal quarters posted to the Morgan Stanley public website. However, the holdings for each Portfolio are posted to the Morgan Stanley public website. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1 (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

The Fund's Statement of Additional Information contains additional information about the Fund, including its Trustees. It is available, without charge, by calling toll free at 1 (888) 378-1630.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (888) 378-1630 or by visiting our website at www.morganstanley.com/liquidity. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Liquidity Funds, which describes in detail each Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/liquidity or call toll free 1 (888) 378-1630.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2014 Morgan Stanley. Morgan Stanley Distribution, Inc.

MSILFANN
1066890 EXP 12.31.15

Item 2.  Code of Ethics.

(a)                                 The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2014

	Registrant			Covered Entities(1)
Audit Fees		$221,522		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$22,743	(3)	$8,152,733	(4)
All Other Fees	$			$280,341	(5)
Total Non-Audit Fees		$22,743		$8,433,074

Total		$244,265		$8,433,074

2013

	Registrant			Covered Entities(1)
Audit Fees		$213,178		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$22,141	(3)	$6,883,455	(4)
All Other Fees	$			$96,000	(5)
Total Non-Audit Fees		$22,141		$6,979,455

Total		$235,319		$6,979,455

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)                     Not applicable.

(g)                    See table above.

(h)                   The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)         The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent, Allen Reed and Michael Klein.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Liquidity Funds

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H, Gernon
John H. Gernon
Principal Executive Officer
December 18, 2014

/s/ Francis Smith
Francis Smith
Principal Financial Officer
December 18, 2014